EXHIBIT 99.1
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
April 2005 Monthly Operating Report




                       APRIL 2005 MONTHLY OPERATING REPORT
          FOR THE FOUR WEEK PERIOD FROM APRIL 3, 2005 TO APRIL 30, 2005

DEBTORS' ADDRESS:              Footstar, Inc.
                               933 MacArthur Blvd.
                               Mahwah, NJ 07430

DEBTORS' ATTORNEY:             Weil, Gotshal & Manges LLP
                               767 Fifth Avenue
                               New York, N.Y. 10153



REPORT PREPARER:               Footstar, Inc., a debtor-in-possession


The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.


/s/ Richard L. Robbins
-----------------------------------
Richard L. Robbins
Senior Vice President of Financial
Reporting and Control

Date: May 18, 2005

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
April 2005 Monthly Operating Report


                                Table of Contents




                                                                          Page
                                                                          ----

Condensed Consolidated Balance Sheet                                        3

Condensed Consolidated Statements of Operations                             4

Condensed Consolidated Statements of Cash Flows                             5

Notes to Condensed Consolidated Financial Statements                        6


Schedules:

Schedule 1:  Condensed Consolidating Balance Sheet                         16

Schedule 2:  Condensed Consolidating Statement of Operations               17

Schedule 3:  Total Disbursements by Debtor Entity                          18

Schedule 4:  Additional Information                                        19
               o   Cash Summary
               o   Accounts Receivable Aging Summary
               o   Summary of Unpaid Post-Petition Accounts Payable
               o   Summary of Taxes Payable

Schedule 5:  Certifications                                                21

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
April 2005 Monthly Operating Report


                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                 April 30, 2005
                                   (Unaudited)
                          (tabular amounts in millions)



ASSETS
------
Current Assets:
    Cash and cash equivalents                                     $       199.2
    Amounts due from retail sales                                          17.2
    Accounts receivable, net                                                4.6
    Inventories                                                           114.9
    Prepaid expenses and other current assets                              33.0
                                                                  --------------
Total current assets                                                      368.9

    Property and equipment, net                                            32.8
    Intangible assets, net                                                 10.3
    Deferred charges and other assets                                       2.5
                                                                  --------------
Total Assets                                                      $       414.5
                                                                  ==============

LIABILITIES and SHAREHOLDERS' EQUITY
------------------------------------
Liabilities Not Subject To Compromise:
    Accounts payable                                              $        72.9
    Accrued expenses                                                       34.3
    Taxes payable                                                          11.9
                                                                  --------------
Total current liabilities                                                 119.1
    Long-term liabilities                                                  37.2
                                                                  --------------
Total liabilities not subject to compromise                               156.3
                                                                  --------------
Liabilities subject to compromise:
    Secured liabilities                                                     7.1
    Unsecured liabilities                                                 158.6
    Minority interests                                                     13.2
                                                                  --------------
Total liabilities subject to compromise                                   178.9
                                                                  --------------

Minority interests                                                         17.0
                                                                  --------------
Total Liabilities                                                         352.2
                                                                  --------------

Shareholders' Equity:
    Common stock $.0l par value: 100,000,000 shares
    authorized, 31,061,545 shares issued                                    0.3
    Additional paid-in capital                                            343.0
    Treasury stock: 10,711,569 shares at cost                            (310.6)
    Unearned compensation                                                  (0.3)
    Retained earnings                                                      29.9
                                                                  --------------
Total Shareholders' Equity                                                 62.3
                                                                  --------------
Total Liabilities and Shareholders' Equity                        $       414.5
                                                                  ==============

See accompanying notes to condensed consolidated financial statements.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
April 2005 Monthly Operating Report



                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
             For The Period From April 3, 2005 To April 30, 2005 and
                           Cumulative Filing to Date
                                   (Unaudited)
                              (amounts in millions)

                                                                                                                    Cumulative
                                                                                             Month of April       Filing to Date
                                                                                            -----------------    -----------------
Net sales                                                                                   $           58.9     $          929.9
Cost of sales                                                                                           36.1                625.8
                                                                                            -----------------    -----------------
    Gross profit                                                                                        22.8                304.1

Store operating, selling, general and administrative expenses                                           15.5                268.9
Depreciation and amortization                                                                            0.6                 23.1
Other income                                                                                               -                 (9.2)
Interest (income) expense                                                                               (0.3)                 5.4
                                                                                            -----------------    -----------------
    Income before reorganization expenses                                                                7.0                 15.9
                                                                                            -----------------    -----------------

Reorganization expenses:
  Store and distribution center closing and related asset impairment costs                              (0.2)                36.7
  Gain on settlement of bankruptcy claims                                                                  -                 (0.7)
  Professional fees                                                                                      2.3                 22.8
                                                                                            -----------------    -----------------
  Total reorganization expenses                                                                          2.1                 58.8
                                                                                            -----------------    -----------------

    Income (loss) before income taxes, minority interests and discontinued operations                    4.9                (42.9)
Provision (benefit) for income taxes                                                                     0.7                 (3.6)
                                                                                            -----------------    -----------------
    Income (loss) before minority interests and discontinued operations                                  4.2                (39.3)

Minority interests in net (income) loss of subsidiaries                                                 (2.0)                10.5
Gain (loss) from discontinued Athletic Segment                                                           0.1                (35.0)
(Loss) gain from disposal of Athletic Segment                                                           (0.8)                21.0
                                                                                            -----------------    -----------------

    Net income (loss)                                                                       $            1.5     $          (42.8)
                                                                                            =================    =================

     See accompanying notes to condensed consolidated financial statements.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
April 2005 Monthly Operating Report



                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
             For The Period From April 3, 2005 To April 30, 2005 and
                           Cumulative Filing to Date
                                   (Unaudited)
                              (amounts in millions)


                                                                                                          Cumulative
                                                                                Month of April          Filing to Date
                                                                              ------------------      ------------------
Net cash provided by operating activities                                     $             0.5       $           102.8
                                                                              ------------------      ------------------

Cash flows (used in) provided by investing activities:
    Additions to property and equipment                                                    (0.2)                   (3.0)
    Proceeds from sale of furniture and equipment                                             -                     0.6
    Net proceeds from sale of Distribution Centers                                            -                    46.7
    Proceeds from sale of Shoe Zone                                                           -                     5.4
    Proceeds from sale of Athletic Division                                                   -                   236.9
                                                                              ------------------      ------------------
Net cash (used in) provided by investing activities                                        (0.2)                  286.6
                                                                              ------------------      ------------------

Cash flows used in financing activities:
    Repayments on notes payable                                                               -                  (207.1)
    Other                                                                                     -                    (0.2)
                                                                              ------------------      ------------------

Net cash used in financing activities                                                         -                  (207.3)
                                                                              ------------------      ------------------

Net increase in cash and cash equivalents                                                   0.3                   182.1
Cash and cash equivalents, beginning of period                                            198.9                    17.1
                                                                              ------------------      ------------------

Cash and cash equivalents, end of period                                      $           199.2       $           199.2
                                                                              ==================      ==================

     See accompanying notes to condensed consolidated financial statements.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
April 2005 Monthly Operating Report

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.         The Company

Footstar, Inc., which may be referred to as "Footstar", the "Company", "we", "us", or "our" is principally a retailer conducting business through its Meldisco Segment and, prior to its sale of certain stores to certain affiliates of Foot Locker, Inc. ("Foot Locker") on May 2, 2004 and the closing of underperforming stores, its Athletic Segment. The Meldisco Segment sells family footwear through licensed footwear departments and wholesale arrangements. The Athletic Segment sold athletic footwear and apparel through various retail chains (for example, Footaction and Just For Feet), and via catalogs and the Internet.

2.         Bankruptcy Filing

On March 2, 2004 ("Petition Date"), Footstar and most of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code ("Bankruptcy Code" or "Chapter 11") in the United States Bankruptcy Court for the Southern District of New York in White Plains ("Court"). The Chapter 11 cases are being jointly administered under the caption "In re: Footstar, Inc., et al. Case No. 04-22350 (ASH)" (the "Chapter 11 cases"). The Debtors are currently operating their business and managing their properties as debtors-in-possession pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code. As a debtor-in-possession, we are authorized to continue to operate as an ongoing business, but may not engage in transactions outside the ordinary course of business without the approval of the Court, on notice and an opportunity to be heard.

We sought bankruptcy protection after we determined we could not obtain necessary liquidity from our lending syndicate or additional debt or equity financing. This decline in liquidity primarily resulted from unprofitable results in the Athletic Segment, a reduction in trade credit by certain Athletic vendors, unprofitable results of operations from recent acquisitions and the effect of the Kmart Corporation ("Kmart") bankruptcy. Other factors included intense competition in the discount retailing industry, unsuccessful sales and marketing initiatives and capital market volatility.

Since the Petition Date, we have exited the Athletic Segment entirely by closing certain underperforming stores and selling the remainder of the stores and the other assets. In the initial stages of the Chapter 11 cases, we sought to streamline our Meldisco business by selling or exiting selected stores. As a result of our continued analysis of our businesses, we sold or liquidated all of our Shoe Zone stores. We also exited the footwear departments in 44 Gordmans, Inc. stores and the footwear departments in 87 stores operated by subsidiaries of Federated Department Stores, Inc.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
April 2005 Monthly Operating Report


We have sold other assets, including our distribution centers in Mira Loma, California ("Mira Loma") and Gaffney, South Carolina. The purchaser of Mira Loma, Thrifty Oil Co. has leased Mira Loma to FMI International LLC, a logistics provider, which will provide us with warehousing and distribution services through June 30, 2012 under a receiving, warehousing and distribution services agreement.

Under the Bankruptcy Code, we have the ability to reject executory contracts, including leases, subject to the approval of the Court and certain other conditions. Parties affected by the rejection of a contract may file claims against us in the Court in accordance with the Bankruptcy Code. We expect that as a result of the rejection of certain executory contracts, including leases of nonresidential real property, additional claims will be filed. Under the Bankruptcy Code, we may choose to assume executory contracts subject to the approval of the Court and certain other conditions, including our payment or "cure" of all outstanding liabilities thereunder. We expect that the assumption of certain executory contracts and unexpired leases may convert liabilities currently shown on our consolidated financial statements as subject to compromise into non-contingent, post-petition liabilities. Due to the uncertain nature of many of the potential claims, which have been or may be asserted against us, we are unable to project the total magnitude of such claims with any degree of certainty. We have incurred, and will continue to incur, significant costs associated with the Chapter 11 cases.

In order to exit Chapter 11 successfully, we will need to obtain Court confirmation of a Chapter 11 Plan that satisfies the requirements of the Bankruptcy Code. At this time, it is not possible to predict accurately the effect of the Chapter 11 cases on our business, creditors or stockholders or when we may emerge from Chapter 11, if at all.

We filed our Chapter 11 plan (the "Plan") with the Court on November 12, 2004. The Plan provides for an orderly reorganization of the Company and cash distributions to impaired parties and is subject to a vote by eligible ballot holders. Alternatively, the Plan allows for a sale of all or substantially all of our assets and/or equity interests in the Meldisco business, following notice and a hearing.

3.         Basis of Presentation

This Monthly Operating Report ("MOR") has been prepared in accordance with the provisions of Statement of Position 90-7 "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code" ("SOP 90-7"). Pursuant to SOP 90-7, our pre-petition liabilities that are subject to compromise are reported separately in the accompanying condensed consolidated balance sheet as an estimate of the amount that will ultimately be allowed by the Court. SOP 90-7 also requires separate reporting of certain expenses, realized gains and losses and provisions for losses related to the bankruptcy filing as reorganization items. We are in the process of reconciling our pre-and post-petition liabilities, and such amounts are subject to reclassification in future consolidated monthly operating reports. See Note 7.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
April 2005 Monthly Operating Report


We report our operating results on a fiscal monthly reporting period based on a 4-4-5 week convention. The month of April results reflect a four week period. Certain information and footnote disclosures required by accounting principles generally accepted in the United States of America have been condensed or omitted for purposes of this MOR. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of expenses during the reporting period. Actual results could differ from those estimates, and such differences could be material. This MOR has not been audited or reviewed by independent accountants. For the foregoing reasons, the Company cautions readers not to place undue reliance upon the information contained in this MOR.

We are preparing for the commencement of the audit of our 2004 consolidated financial statements as we continue the process of becoming current in our public filings. The audit of fiscal year 2004 may require that additional adjustments be made to previously reported results. In addition, as this period has not been finalized, adjustments or transactions which are identified in 2005 related to 2004 will be reflected in such period. During April 2005, we recorded a $4.0 million adjustment to cumulative filing to date in the accompanying condensed consolidated statements of operations primarily related to costs on disposal of the Athletic Segment. The net effect of this adjustment to beginning retained earnings was $4.0 million.

The unaudited condensed consolidated financial statements contained herein have been prepared in accordance with generally accepted accounting principles applicable to a going concern, and do not purport to reflect or to provide all of the possible consequences of the ongoing Chapter 11 cases. Specifically, the unaudited condensed consolidated financial statements do not present the amounts which will ultimately be paid to settle liabilities and contingencies, which may be required in the Chapter 11 reorganization.

This MOR contains unaudited information for all periods, which is subject to further review and potential adjustments and which may be different from those that will be included in our reports pursuant to the Securities Exchange Act of 1934, upon filing of such reports. Accordingly, the substance and format of this MOR may not allow for meaningful comparison with our publicly disclosed consolidated financial statements. Because of the ongoing nature of the Chapter 11 cases, the outcome of which is not presently determinable, the unaudited condensed consolidated financial statements contained herein are subject to material uncertainties and may not be indicative of our future operations or financial position. No assurance can be given that we will be successful in reorganizing our affairs within the Chapter 11 bankruptcy proceedings.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
April 2005 Monthly Operating Report


4.   The DIP and Exit Credit Facility

Effective March 4, 2004, we entered into a two year, $300.0 million senior secured Debtor-in-Possession Credit Agreement ("DIP Credit Agreement") with a syndicate of lenders co-led by Fleet National Bank ("Fleet") and GECC Capital Markets Group, Inc. The DIP Credit Agreement was subsequently amended and, as is currently constituted (the "DIP and Exit Facility"), we have access to up to $100.0 million of secured DIP financing, including a sub-limit for letters of credit with availability determined by a borrowing base formula based upon inventory and accounts receivable. Upon emergence from Chapter 11, we may, at our option, and subject to satisfaction of certain conditions, convert the DIP and Exit Facility to post-emergence financing (the "Exit Facility"), which will provide for up to $160.0 million in revolving commitments, including a sub-limit for letters of credit. The conditions include the absence of any default or event of default, confirmation of the Plan, and occurrence of all conditions related thereto, resolution of all issues related to our assumption of the Master Agreement with Kmart effective as of July 1, 1995, as amended ("Master Agreement"), our delivery of forward looking projections acceptable to the lender and specified availability levels. Borrowings under the DIP and Exit Facility bear interest at either Fleet's prime rate plus 0.0% to 0.5% or LIBOR plus 1.75% to 2.50%, at our option, with the applicable margin based on excess availability levels. A quarterly fee of 0.3% per annum is payable on the unutilized balance.

The DIP and Exit Facility has a total term not to exceed five years from the Petition Date and expires upon Plan confirmation. The Exit Facility is effective upon our emergence from bankruptcy and its term will be three years. Because there could be a number of months between confirmation and emergence, we plan to work with our current lenders to ensure the DIP and Exit Facility is amended to provide financial support to us during the period from Plan confirmation to emergence. As of April 30, 2005, there were no loans outstanding under the DIP and Exit Facility and outstanding letters of credit thereunder totaled $19.7 million.

The DIP and Exit Facility is secured by substantially all of the assets of the Company and contains various affirmative and negative covenants, representations, warranties and events of default to which we are subject, all as specified in the DIP and Exit Facility, including certain financial covenants and restrictions such as limitations on additional indebtedness, other liens, dividends, stock repurchases and capital expenditures. The DIP and Exit Facility contains a minimum excess availability covenant as well as a maximum capital expenditure covenant. After our emergence from Chapter 11, if minimum excess availability falls below 20% of the borrowing base, we will be subject to a fixed charge coverage covenant. The DIP and Exit Facility also includes representations and warranties, that, on an ongoing basis, there are no material adverse events affecting our business, operations, property, assets, or condition, and that the Master Agreement underlying the agreements that we maintain with Kmart is in full force and effect and not in default. A failure by us to satisfy any of the covenants, representations or warranties under the DIP and Exit Facility would result in default or other adverse impact under the DIP and Exit Facility. Upon the request of the Company, the lenders have extended the time for the delivery of the 2003 and 2004 annual consolidated financial statements and certain compliance certifications until we exit from Chapter 11. On April 8, 2005, we filed our 2003 Consolidated Financial Statements.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
April 2005 Monthly Operating Report


5.   Discontinued Operations - Athletic Segment

As part of our initial restructuring plans, after filing for Chapter 11 we closed 166 underperforming stores within the Athletic Segment; all 88 Just For Feet stores, 75 Footaction stores; and three Uprise stores.

We obtained Court authority to conduct (i) store closing sales at 75 Footaction locations and (ii) going out of business sales at all of our 88 Just For Feet locations. In connection therewith, we employed Hilco Merchant Resources LLC to act as our liquidation agent to maximize the value of the inventory at these stores.

With respect to the leases related to these stores (and a handful of additional leases related to the Meldisco business), we employed Abacus Advisors Group LLC and a joint venture group to mitigate potential lease rejection damage claims arising thereunder. The aggregate potential landlord claims for these 175 leases was estimated to be $76.8 million prior to mitigation. As of April 30, 2005, we have mitigated $18.9 million of potential claims, resulting in a potential net obligation to landlord creditors of approximately $57.9 million. Of this amount, $3.3 million has been paid to date resulting in a remaining obligation of $54.6 million, which has been reflected in the condensed consolidated balance sheet as part of "Liabilities subject to compromise- Unsecured liabilities".

On April 21, 2004, we received Court approval to sell to Foot Locker 349 of the remaining Footaction stores (including all lease rights and inventory at these stores), along with the remaining inventory from the other four remaining Footaction stores. Effective May 2, 2004, these assets were sold to Foot Locker for $225.0 million in cash, subject to adjustment. Approximately $13.0 million of the sale price was placed in escrow with respect to 14 store locations that were leased on a month-to-month basis. During the year following the closing of the sale, if Foot Locker enters into a new lease for any of these store locations, the escrow amount relating to that location shall be paid to us. The escrow amount relating to any location for which Foot Locker has not entered into a new lease within one year after the closing shall be paid to Foot Locker, thereby reducing the purchase price by such amount. As of April 30, 2005, Footlocker has entered into new leases for 12 of the above-mentioned 14 store locations and one store location has been leased by the landlord to a third party. The parties have agreed to extend the above-mentioned one year period until June 7, 2005 for the one remaining month-to-month lease. As of April 30, 2005, approximately $9.2 million of the above mentioned $13.0 million escrow amount has been released to us, approximately $2.2 million has been released to Foot Locker, and approximately $1.6 million remained in escrow.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
April 2005 Monthly Operating Report


The sale to Foot Locker together with the closure of the Just For Feet and Footaction stores has been accounted for as discontinued operations in accordance with FASB Statement No. 144, "Accounting for the Impairment or Disposal of Long Lived Assets". Accordingly, we have reported the results of the discontinued Athletic Segment as a separate component of operations. As of April 30, 2005 the estimated gain from disposal of the Athletic Segment, including the effect of closing the underperforming stores, distribution centers and warehouse facilities, is approximately $21.0 million, which will increase by the amount of any remaining escrowed cash that is released to us as noted above.

6.   Significant Kmart Relationship

The business relationship between Meldisco and Kmart is extremely important to us. The licensed footwear departments in Kmart have historically provided a significant portion of our total sales and profits, and comprise an even greater percentage of our sales and profits now that we have exited all of our Athletic Segment businesses and most of our other Meldisco businesses. The loss of Meldisco's Kmart business, a significant further reduction in customer traffic in Kmart stores or the closing of a significant number of Kmart stores would have a material adverse effect on us and would likely not allow us to continue to operate.

Our arrangement with Kmart is governed by a Master Agreement. The Master Agreement provides us with the non-transferable, exclusive right and license to operate a footwear department in every Kmart store. The initial term of the Master Agreement expires on July 1, 2012, and is renewable for a 15 year term upon mutual agreement, unless either party gives notice of termination at least four years prior to the end of the applicable term. Certain sub-agreements for particular Kmart stores allow the parties to terminate those agreements under specified circumstances.

On August 12, 2004, we filed a motion to assume the Master Agreement (the "Assumption Motion"). On September 30, 2004, Kmart filed an objection to this motion (the "Assumption Objection") and cross-moved to lift the Automatic Stay to enable Kmart to terminate the Master Agreement (the "Cross-Motion").

In the Assumption Objection, Kmart argued that the Master Agreement was non-assumable under section 365(c)(1) of the Bankruptcy Code because applicable law rendered the Master Agreement non-assignable. In addition, Kmart argued that the Master Agreement was non-assumable pursuant to section 365(b)(2)(D) of the Bankruptcy Code because we had defaulted under the Master Agreement and such defaults are incurable. Finally, Kmart disputed the amount of cure we would owe should they be authorized to assume the Master Agreement. We contend that, as of the Petition Date, and without taking into account any of our counterclaims, the cure amount is approximately $19.0 million, while Kmart asserts that the cure amounts are no less than $57.8 million. In the Cross-Motion, Kmart argued that, because the Master Agreement is non-assumable, Kmart should be entitled to exercise a termination provision pursuant to section 365(e)(2) of the Bankruptcy Code.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
April 2005 Monthly Operating Report


We contested the factual assertions and arguments contained in the Assumption Objection and the Cross-Motion. Specifically, we argued that applicable nonbankruptcy law does not prevent us from assigning the Master Agreement. In addition, we argued that, even if applicable nonbankruptcy law prevented assignment of the Master Agreement, section 365(c)(1) did not prevent us from assuming the Master Agreement. Finally, we argued that section 365(b)(2)(D) did not prevent assumption. On December 17, 2004, a hearing was held to determine whether, as a matter of law, we can assume the Master Agreement. On February 16, 2005, the Court issued its Decision on Motion to Assume Executory Contracts (the "Assumption Decision"). In the Assumption Decision, the Court overruled the Assumption Objection to the extent it was based upon section 365(c)(1) of the Bankruptcy Code. Specifically, the Court ruled that section 365(c)(1) does not prevent assumption of the Master Agreement by us because we do not intend to assign the Master Agreement.

The Court held a hearing on Kmart's Motion for Reargument of the Decision on Motion to Assume Executory Contract on March 31, 2005. At this hearing, the Court reaffirmed the Assumption Decision. An additional hearing with respect to Kmart's cross motion to terminate the Master Agreement pursuant to section 365(e)(2) of the Bankruptcy Code was held and on May 10, 2005, the Court denied this cross motion.

The Court did not resolve the issue of whether the Master Agreement was assignable under applicable nonbankruptcy law. The Court reserved its decision on the issue of section 365(b)(2)(D) until the completion of discovery.

On March 17, 2005, the Court entered a scheduling order establishing a timetable for the resolution of the remaining issues raised by the Assumption Motion, the Assumption Objection, and the Cross-Motion. While the Court did not schedule a final hearing date, we anticipate a final hearing will be held in July 2005.

There is no guarantee that the Court will authorize us to assume the Master Agreement or Kmart to terminate the Master Agreement under section 365(b)(2)(D) of the Bankruptcy Code. Additionally, we cannot be sure what cure amounts will be owing to Kmart whether or not the Court authorizes us to assume the Master Agreement.

In June 2004, Kmart announced the sale of 54 of its retail store locations to Sears, Roebuck and Co. ("Sears") but agreed that Kmart would continue to operate such stores until Sears could complete its conversion plans. Thereafter, in November 2004, Kmart announced plans to acquire Sears (the "Sears Acquisition"), which closed on March 24, 2005. Following the announcement of the Sears Acquisition, we received inconsistent information from Kmart regarding its plans to convert certain of its stores to a different retail format. Initially, Kmart advised us of its intent to convert approximately 25 of the 54 stores to Sears Essentials stores, and that Kmart expected us to discontinue operating the

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
April 2005 Monthly Operating Report


footwear departments in those stores. Kmart then informed us that only 11 of these 25 stores were slated for a format conversion. After receiving inconsistent information from Kmart regarding its plans for the stores, we filed a motion with the Court on January 28, 2005 (the "Examination Motion") seeking to compel Kmart to produce certain documents relating to the proposed Sears Acquisition and Kmart's business plans relating to the operation of footwear departments in its stores.

Shortly after we filed the Examination Motion, Kmart announced its plan to begin the reconfiguration of some of the stores slated for conversion to a new Sears format. We then received a notice from Kmart instructing us to either vacate approximately 24 stores or have the footwear departments relocated within the stores while their reconfiguration took place. We believe that the Master Agreement continues to grant us the exclusive right to operate footwear departments in all stores which are directly or indirectly owned by Kmart and which at one time operated as Kmart stores, whether or not Kmart converts or operates certain of the stores under a different discount retail name, such as the Sears Essentials name. Accordingly, after receiving the notice from Kmart, we filed a motion (the "Enforcement Motion") requesting that the Court adjudge and determine Kmart to be in contempt for violation of the Automatic Stay and assess compensatory damages. Kmart replied to the Enforcement Motion by arguing that the Automatic Stay did not prevent Kmart from converting the stores to a different format because our rights under the Master Agreement to sell footwear in the converting stores expire upon their conversion.

On February 24, 2005, the Court held a preliminary hearing with respect to the Enforcement Motion and ruled that the Automatic Stay barred Kmart from taking any actions to remove us from the stores absent a motion for relief from the Automatic Stay. Accordingly, on March 4, 2005, Kmart filed such motion. On April 6, 2005, the Court heard legal arguments concerning our claim that we have the right to continue to operate in the converted stores. On May 10, 2005 the Court ruled in Kmart's favor and ordered us to vacate the stores at issue by dates certain. We plan to appeal this ruling.

7.   Liabilities Subject to Compromise

In our condensed consolidated balance sheet, the caption "Liabilities subject to compromise" reflects our current estimate of the amount of pre-petition claims that are subject to restructuring in the Chapter 11 cases. These have been categorized as "Secured liabilities", "Unsecured liabilities" and "Minority interests". Pursuant to Court orders, we have been authorized to pay certain pre-petition operating liabilities incurred in the ordinary course of business and reject certain of our pre-petition obligations. We have notified all known pre-petition creditors of the establishment of a bar date by which creditors must file a proof of claim, which bar date has now passed for all creditors. Differences between liability amounts recorded by us and claims filed by creditors are being reconciled and, if necessary, the Court will make a final determination of allowable claims. We continue to evaluate the amount of our pre-petition liabilities on an ongoing basis and recognize any additional liabilities, which may be material. As a result, "Liabilities subject to compromise" is subject to change.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
April 2005 Monthly Operating Report


8.   Legal Proceedings

The Company and certain of its directors and officers were defendants in several purported class action lawsuits (consolidated into a single action) alleging violations of federal securities laws and breaches of fiduciary duties.

The Company and the named plaintiffs have mutually agreed to resolve the claims made in the several purported class action lawsuits, without any admission of liability, for the amount of $14.3 million, all of which will be funded with insurance proceeds. We are in the process of seeking approval from class members and upon such approval, seeking an order from the court before which this litigation is pending, dismissing it with prejudice.

9.   Reorganization Expenses- Professional Fees

Professional fees associated with the reorganization, including trustee fees and bankruptcy related services, total $2.3 million and $31.9 million for the current period and filing to date period, respectively. Of this amount, $0.0 million and $9.1 million for the current period and filing to date period, respectively, are included in Discontinued Operations of the Athletic Segment.

10.  Income Taxes

We have established a valuation allowance for substantially all of our deferred tax assets since after considering the information available, it was determined that it is more likely than not that the deferred tax assets would not be realized.

We record a provision (benefit) for taxes on the earnings (losses) of the Company's 51%-owned subsidiaries, as they are not included in the consolidated tax group. The net operating losses of the consolidated tax group are not available to offset the taxable income of these subsidiaries and, accordingly, we provide for federal and state income taxes on these earnings.

A summary of all federal, state and local tax liabilities (both pre and post-petition), is included in "Schedule 4 - Summary of Taxes Payable".

11.  Actuarial Determined Liabilities

We maintain liabilities for various retirement programs for eligible employees. The related liabilities under these programs are estimated using certain actuarially determined assumptions. They may require adjustments in future periods when such assumptions are updated.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
April 2005 Monthly Operating Report


12.  Consolidating Schedules

The Condensed Consolidating reports included as Schedules 1 and 2 reflect the related balance sheets and statements of operations for our reportable segments. Consolidating elimination entries, where applicable, have been included in each of our operating segments and in Corporate. Certain liabilities included in the Corporate Segment may be related to the Meldisco and Athletic Segments and will be allocated in future periods. We allocate various expenses among these operating segments and adjustments, if any, will be reflected in future periods.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
April 2005 Monthly Operating Report



                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                      CONDENSED CONSOLIDATING BALANCE SHEET
                                   (Unaudited)
                              (amounts in millions)
                                 April 30, 2005

                                                                                                                 SCHEDULE 1

                                                           Athletic            Meldisco
                                                           Division            Division           Corporate          Total
                                                         ---------------     --------------    ---------------  ---------------
ASSETS
------
Current Assets:
    Cash and cash equivalents                            $          0.1      $       198.6     $          0.5   $        199.2
    Amounts due from retail sales                                     -               17.2                  -             17.2
    Accounts receivable, net                                          -                4.1                0.5              4.6
    Inventories                                                       -              118.1               (3.2)           114.9
    Prepaid expenses and other current assets                      (0.6)              33.0                0.6             33.0
    Intercompany                                                  233.8              339.6             (573.4)               -
                                                         ---------------     --------------    ---------------  ---------------
Total current assets                                              233.3              710.6             (575.0)           368.9

    Property and equipment, net                                       -               32.8                  -             32.8
    Intangible assets, net                                            -                  -               10.3             10.3
    Deferred charges and other assets                                 -                2.5                  -              2.5
                                                         ---------------     --------------    ---------------  ---------------
Total Assets                                             $        233.3      $       745.9     $       (564.7)  $        414.5
                                                         ===============     ==============    ===============  ===============

LIABILITIES and SHAREHOLDERS' EQUITY
------------------------------------
Liabilities Not Subject To Compromise:
    Accounts payable                                     $         (1.8)     $        74.7     $            -   $         72.9
    Accrued expenses                                                1.4               33.9               (1.0)            34.3
    Taxes payable                                                   3.0                5.5                3.4             11.9
                                                         ---------------     --------------    ---------------  ---------------
Total current liabilities                                           2.6              114.1                2.4            119.1
    Long-term liabilities                                             -               37.2                  -             37.2
                                                         ---------------     --------------    ---------------  ---------------
Total liabilities not subject to compromise                         2.6              151.3                2.4            156.3
                                                         ---------------     --------------    ---------------  ---------------
Liabilities subject to compromise:
    Secured liabilities                                               -                7.1                  -              7.1
    Unsecured liabilities                                         110.5               48.0                0.1            158.6
    Minority interests                                                -               13.2                  -             13.2
                                                         ---------------     --------------    ---------------  ---------------
Total liabilities subject to compromise                           110.5               68.3                0.1            178.9
                                                         ---------------     --------------    ---------------  ---------------

Minority interests                                                    -               17.0                  -             17.0
                                                         ---------------     --------------    ---------------  ---------------

Total Liabilities                                                 113.1              236.6                2.5            352.2
                                                         ---------------     --------------    ---------------  ---------------

Shareholders' Equity (Deficit):
    Common stock                                                      -                  -                0.3              0.3
    Additional paid-in capital                                    269.5              217.0             (143.5)           343.0
    Treasury stock                                                    -                  -             (310.6)          (310.6)
    Unearned compensation                                             -               (0.3)                 -             (0.3)
    Retained earnings (deficit)                                  (149.3)             292.6             (113.4)            29.9
                                                         ---------------     --------------    ---------------  ---------------
Total Shareholders' Equity (Deficit)                              120.2              509.3             (567.2)            62.3
                                                         ---------------     --------------    ---------------  ---------------
Total Liabilities and Shareholders' Equity (Deficit)     $        233.3      $       745.9     $       (564.7)  $        414.5
                                                         ===============     ==============    ===============  ===============

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
April 2005 Monthly Operating Report

                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                 CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
               For The Period From April 3, 2005 To April 30, 2005
                                   (Unaudited)
                              (amounts in millions)

                                                                                                                     SCHEDULE 2

                                                                  Athletic          Meldisco
                                                                  Division          Division         Corporate          Total
                                                               ---------------   ---------------   --------------   --------------
Net sales                                                      $            -    $         58.9    $           -    $        58.9
Cost of sales                                                               -              37.0             (0.9)            36.1
                                                               ---------------   ---------------   --------------   --------------
    Gross profit                                                            -              21.9              0.9             22.8

Store operating, selling, general and
 administrative expenses                                                    -              15.3              0.2             15.5
Depreciation and amortization                                               -               0.6                -              0.6
Interest income                                                             -              (0.3)               -             (0.3)
                                                               ---------------   ---------------   --------------   --------------
    Income before reorganization expenses                                   -               6.3              0.7              7.0
                                                               ---------------   ---------------   --------------   --------------

Reorganization expenses:
    Store and distribution center closing and
    related asset impairment costs                                          -              (0.2)               -             (0.2)
    Professional fees                                                       -               2.3                -              2.3
                                                               ---------------   ---------------   --------------   --------------
    Total reorganization expenses                                           -               2.1                -              2.1
                                                               ---------------   ---------------   --------------   --------------

    Income before income taxes and minority interests                       -               4.2              0.7              4.9
Provision for income taxes                                                  -               0.7                -              0.7
                                                               ---------------   ---------------   --------------   --------------
    Income before minority interests and
    discontinued operations                                                 -               3.5              0.7              4.2

Minority interests in net income of subsidiaries                            -              (2.0)               -             (2.0)
Gain from discontinued Athletic Segment                                   0.1                 -                -              0.1
Loss from disposal of Athletic Segment                                   (0.8)                -                -             (0.8)
                                                               ---------------   ---------------   --------------   --------------

Net income (loss)                                              $         (0.7)   $          1.5    $         0.7    $         1.5
                                                               ===============   ===============   ==============   ==============

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
April 2005 Monthly Operating Report

                                                                      SCHEDULE 3


Total Disbursements by Debtor Entity
For the Period From April 3, 2005 to April 30, 2005 amounted to $50.408 million.




See attached Exhibit 1 for details on an entity-by-entity basis.
--------------------------------------------------------------------------------

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered
                                   Exhibit #1
                              April MOR Schedule 3
                              --------------------



Case No. 04-                    Debtor                                                                                  Total
                                                                                                                   Disbursements
22350                     Footstar, Inc.                                                                                       0
22351                     Footstar Corporation                                                                        23,604,945
22352                     Apache-Minnesota Thom Mcan, Inc.                                                                     0
22353                     ATHLETIC ATTIC OF TEXAS, INC.                                                                        0
22354                     Athletic Center, Inc.                                                                                0
22355                     Feet Center, Inc.                                                                               40,566
22356                     Feet of Colorado, Inc.                                                                           5,272
22357                     Footaction Center, Inc.                                                                              0
22358                     Footstar Center, Inc.                                                                                0
22359                     FWS I, INC.                                                                                          0
22360                     FWS II, INC.                                                                                         0
22361                     LFD I, INC.                                                                                          0
22362                     LFD II, INC.                                                                                         0
22363                     Mall of America Fan Club, Inc.                                                                     116
22364                     Meldisco H.C., Inc.                                                                             44,251
22365                     Miles Shoes Meldisco Lakewood, Colorado, Inc.                                                   20,351
22366                     SHOE ZONE CENTER, INC.                                                                               0
22367                     STELLAR WHOLESALING, INC.                                                                        2,382
22368                     Nevada Feet, Inc.                                                                                7,425
22369                     CONSUMER DIRECT WAUSAU, INC.                                                                         0
22370                     CD SERVICES LLC                                                                                      0
22371                     Footstar HQ, LLC                                                                                     0
22372                     FA SALES LLC                                                                                         0
22373                     CDIRECT, INC.                                                                                        0
22374                     LFD Operating, Inc.                                                                                  0
22375                     LFD Today, Inc.                                                                                      0
22376                     Feet HQ, Inc.                                                                                   38,294
22377                     FA HQ, Inc.                                                                                      9,262
22378                     AP LLC                                                                                               0
27000                     MELDISCO - MCW 1450 ALA MOANA BLVD., NY., INC.                                                       0
27001                     MELDISCO - MCW 1300 STONERIDGE MALL RD., CA., INC.                                                   0
27002                     MELDISCO - RLG 6001 WINCHESTER RD., TN., INC.                                                        0
27003                     MELDISCO - RLG 5123 TUTTLE CROSSING BLVD., OH., INC.                                                 0
27004                     MELDISCO - RLG 5000 MALL ROAD, KY., INC.                                                             0
27005                     MELDISCO - MCW 2801 STEVENS CREEK BLVD., CA., INC.                                                   0
27006                     MELDISCO - RLG 400 EARNEST W. BARRETT PKWY., GA., INC.                                               0
27007                     MELDISCO - RLG 1300 CUMBERLAND MALL, GA., INC.                                                       0
27008                     MELDISCO - RLG 1300 EAST SHELBY, TN., INC.                                                           0
27009                     MELDISCO - RLG 3393 PEACHTREE RD. NE, GA., INC.                                                      0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27010                     MELDISCO - RLG 3301 NICHOLASVILLE ROAD, KY., INC.                                                    0
27011                     MELDISCO - RLG 2840 N. GERMANTOWN PKWY., TN., INC.                                                   0
27012                     MELDISCO - RLG 2100 PLEASANT HILL RD., GA., INC.                                                     0
27013                     MELDISCO - RLG 4545 POPLAR RD., TN., INC.                                                            0
27014                     MELDISCO - RLG 4300 ASHFORD DUNWOODY RD., GA., INC.                                                  0
27015                     MELDISCO - RLG 4141 EASTON LOOP EAST, OH., INC.                                                      0
27016                     MELDISCO - MCW 4000 SOUTH WEST COURT, MN., INC.                                                      0
27017                     MELDISCO - RLG HUNTINGTON MALL, WV., INC.                                                            0
27018                     MELDISCO - RLG 11356 HAYNES BRIDGE RD., GA., INC.                                                    0
27019                     MELDISCO - RLG 7875 MONTGOMERY RD., OH., INC.                                                        0
27020                     MELDISCO - RLG 6020 E. 82ND ST., IN., INC.                                                           0
27021                     MELDISCO/PAY LESS 10 NORTH EASTERN AVE., NV., INC.                                                 626
27022                     MELDISCO/PAY LESS 110 WEST PLATTE AVE., CO., INC                                                   187
27023                     MELDISCO - RA 11801 NORTH SAGINAW ST., MI., INC.                                                     0
27024                     MELDISCO - RA 2022 EAST SPRING ST., IN., INC.                                                        0
27025                     MELDISCO/PAY LESS 1100 VISTA AVE., ID., INC.                                                       177
27026                     MELDISCO/PAY LESS 11385 SOUTH 700 EAST, UT., INC.                                                  350
27027                     MELDISCO/PAY LESS 110 PORT ANGELES, WA., INC.                                                      127
27028                     MELDISCO/PAY LESS 1000 POCATELLO CRK. RD., ID., INC.                                               845
27029                     MELDISCO - MCW 3333 SOUTH BRISTOL ST., CA., INC                                                      0
27030                     MELDISCO - MCW 3251 20TH AVENUE, CA., INC.                                                           0
27031                     MELDISCO - RLG 1500 SOUTHLAKE MALL, GA., INC.                                                        0
27032                     MELDISCO - MCW 4888 NORTH FRESNO ST., CA., INC.                                                     25
27033                     MELDISCO - MCW 21600 HAWTHORNE BLVD., CA., INC.                                                      0
27034                     MELDISCO - MCW 14000 RIVERSIDE DR., CA., INC.                                                        0
27035                     MELDISCO - MCW 13375 NOEL RD., TX., INC.                                                             0
27036                     MELDISCO - MCW 7014 EAST CAMELBACK RD., AZ., INC.                                                    0
27037                     MELDISCO - MCW 6000 SUNRISE BLVD., CA., INC.                                                         0
27038                     MELDISCO - MCW 5100 MEADOWOOD MALL, NV., INC.                                                        0
27039                     MELDISCO - RLG 100 SOUTH HILLS VILLAGE, PA., INC.                                                    0
27040                     SHOE ZONE #8416-PLAZA DEL NORTE FOOTACTION, INC., DBA                                              100
27041                     SHOE ZONE #8415                                                                                    100
27042                     MELDISCO/PAY LESS 36TH ST., BELLINGHAM, WA., INC.                                                  782
27043                     SHOE ZONE #8414                                                                                    100
27044                     MELDISCO/PAY LESS 19291 E. QUINCY AVE., CO., INC.                                                  260
27045                     SHOE ZONE FAIRWAY CENTER, INC.                                                                     963
27046                     SHOE ZONE #8418                                                                                    100
27047                     SHOE ZONE 8432, INC.                                                                               100
27048                     MELDISCO/PAY LESS YELM, WA., INC.                                                                  655
27049                     MELDISCO/PAY LESS 1300 MADISON ST., WA., INC.                                                       53
27050                     SHOE ZONE 8439, INC.                                                                               100
27051                     MELDISCO/PAY LESS MUKILTEO, WA., INC.                                                              429
27052                     MELDISCO K-M PRESCOTT VALLEY, HWY., #69, AZ., INC.                                              16,588
27053                     MELDISCO/PAY LESS 20320 BALLINGER WAY, NE., WA., INC.                                              809
27054                     MELDISCO/PAY LESS 3905 EAST 104TH AVE., CO., INC.                                                  287
27056                     MELDISCO/PAY LESS 135 3RD. AVE. S.W., WA., INC.                                                    406
27057                     SHOE  ZONE #8411- BENITEZ FOOTACTION, INC., DBA                                                    100
27058                     SHOE ZONE #8412                                                                                    100
27059                     MELDISCO/PAY LESS 4800 YELM HWY. S.E., WA., INC.                                                   504

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27060                     MELDISCO/PAY LESS ELLENSBURG, WA., INC.                                                            537
27061                     MELDISCO/PAY LESS 655 N.W. RICHMOND BEACH RD., WA., INC.                                           261
27062                     SHOE ZONE 8428, INC.                                                                               100
27063                     SHOE ZONE 8421, INC.                                                                               100
27064                     MELDISCO/PAY LESS 12811 MERIDIAN ST E., WA. INC.                                                   336
27065                     MELDISCO/PAY LESS 201 BROADWAY EAST, WA., INC.                                                       0
27067                     SHOE ZONE 8436, INC.                                                                               100
27068                     WESTHEIMER SHOE ZONE, INC.                                                                       6,422
27069                     SHOE ZONE 8433, INC.                                                                               100
27070                     MELDISCO/PAY LESS 1105 MARTIN LUTHER KING JR. WAY, WA., INC.                                         0
27071                     MELDISCO/PAY LESS 3202 132ND ST., S.E.,WA., INC.                                                   744
27072                     MELDISCO/PAY LESS 11505-C NE FOURTH PLAIN, WA., INC.                                               367
27073                     MELDISCO/PAY LESS BOTHELL WAY, WA., INC.                                                           668
27074                     MELDISCO/PAY LESS MT. VERNON, WA., INC.                                                            676
27075                     SUNLAND SHOE ZONE, INC.                                                                              0
27076                     SHOE ZONE #8400                                                                                    100
27077                     SHOE ZONE #8401                                                                                    100
27078                     SHOE ZONE #8402                                                                                    100
27079                     SHOE ZONE #8403                                                                                    100
27080                     MELDISCO/PAY LESS 680-C W. WASHINGTON, WA., INC.                                                   392
27081                     SHOE ZONE #8419                                                                                    100
27082                     SHOE ZONE #8405- PONCE FOOTACTION, INC., DBA                                                       100
27083                     MELDISCO/PAY LESS 13511 S.E. 3RD WAY, WA., INC.                                                    418
27084                     SHOE ZONE #8406                                                                                    100
27085                     SHOE ZONE #8404                                                                                    100
27086                     SHOE ZONE #8407                                                                                    100
27087                     SHOE ZONE #8409- FONT MARTELO FOOTACTION, INC., DBA                                                100
27088                     SHOE ZONE #8410- ATOCHA FOOTACTION, INC., DBA                                                      100
27089                     SHOE ZONE 8435, INC.                                                                               100
27090                     MELDISCO/PAY LESS CHARLESTON & LAMP, NV., INC.                                                     452
27091                     SHOE ZONE #8475- TUTU PARK FOOTACTION, INC., DBA                                                 2,291
27092                     MELDISCO - GORD 1200 S.E. ARMY POST RD., IA., INC.                                                   0
27093                     MELDISCO - GORD 1355 S. 5TH ST., MO., INC.                                                           0
27094                     MELDISCO - GORD 10001 GRANT ST., CO., INC.                                                           0
27095                     MELDISCO - GORD 10755 WEST COLFAX AVE., CO., INC.                                                    0
27096                     MELDISCO - GORD 12000 ST. CHARLES ROCK RD., MO., INC.                                                0
27097                     MELDISCO - GORD 13500 A EAST 40 HWY, MO., INC.                                                       0
27098                     MELDISCO - GORD 7011 WEST CENTRAL #300, KS., INC.                                                    0
27099                     MELDISCO - GORD 7500 E. KELLOGG, KS., INC.                                                           0
27100                     MELDISCO - GORD 8100 S. 84TH ST., NE., INC.                                                          0
27101                     MELDISCO - BUR 1245 NW 107TH AVE., FL., INC.                                                       900
27102                     MELDISCO - BUR 1777 WEST 49TH ST., FL., INC.                                                       900
27103                     MELDISCO/PAY LESS SANDY, UT., INC.                                                                 200
27104                     MELDISCO - GORD 207 N.E. ENGLEWOOD RD., MO., INC.                                                    0
27105                     MELDISCO - GORD 850 E. 23RD ST., NE., INC.                                                           0
27106                     MELDISCO - BUR 7303 DADELAND MALL, FL., INC.                                                       900
27107                     MELDISCO - BUR 4125 CLEVELAND AVE., FL., INC.                                                      900
27108                     MELDISCO - GORD 10001 E. 71ST ST., SOUTH, OK., INC.                                                  0
27109                     MELDISCO - GORD 930 S. BURLINGTON, NE., INC.                                                         0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27110                     MELDISCO - GORD 81 LUDWIG DR., IL., INC.                                                             0
27111                     MELDISCO - GORD 200 CROSSROADS CENTER, IA., INC.                                                     0
27112                     MELDISCO - GORD 17202 LAKESIDE HILLS PLAZA, NE., INC.                                                0
27113                     MELDISCO - GORD 9350 SHERIDAN BLVD., CO., INC.                                                       0
27114                     MELDISCO - GORD 8760 BLUE RIDGE BLVD., MO., INC.                                                     0
27115                     MELDISCO - BUR 9129 WEST ATLANTIC BLVD., FL., INC.                                                 900
27116                     KLECKLEY AVENUE SHOE ZONE, INC.                                                                      0
27117                     MELDISCO - MCE 100 MAIN ST., NY., INC.                                                               9
27118                     MELDISCO - GORD 9650 QUIVIRA, KS., INC.                                                              0
27119                     MELDISCO - BM 1601 THIRD AVENUE, WA., INC.                                                           0
27120                     MELDISCO - BM 2525 MAIN STREET, WA., INC.                                                            0
27121                     MELDISCO - GORD 5100 14TH AVE. SW, ND., INC.                                                         0
27122                     MELDISCO - GORD 4401 27TH ST., IL., INC.                                                             0
27123                     MELDISCO - BM 4502 SOUTH STEELE #700, WA., INC.                                                      0
27124                     MELDISCO - GORD 4600 VINE ST., NE., INC.                                                             0
27125                     MELDISCO - GORD 4001 S. LOUISE AVE., SD., INC.                                                       0
27126                     BELLAIRE GESSNER SHOE ZONE, INC.                                                                     0
27127                     MELDISCO - GORD 1800 N. 16TH ST., IA., INC.                                                          0
27128                     SHOE ZONE #8476- HAVENSIGHT FOOTACTION, INC., DBA                                                2,085
27129                     MELDISCO - GORD 5808 N. 90TH ST., NE., INC.                                                          0
27130                     MELDISCO - GORD 6451 QUIVIRA RD., KS., INC.                                                          0
27131                     MELDISCO - BM 18700 ALDERWOOD BLVD., WA., INC.                                                       0
27132                     MELDISCO - GORD 901 FORT CROOK RD., NE., INC.                                                        0
27133                     MELDISCO - GORD 1111 ALLEN DR., NE., INC.                                                            0
27134                     MELDISCO - GORD 1400 WEST 22ND, IA., INC.                                                            0
27135                     MELDISCO - BM 401 NORTH EAST NORTHGATE WAY, WA., INC.                                                0
27136                     MELDISCO - GORD 1887 SOUTH YALE, OK., INC.                                                           0
27137                     MELDISCO - BM 400 BELLEVUE SQUARE, WA., INC.                                                         0
27138                     MELDISC0 - MCE 2 SMITH HAVEN MALL, NY., INC.                                                         9
27139                     MELDISCO - MCW 750 WEST 7TH STREET, LOS ANGELES, CA  90017                                           0
27140                     MELDISCO - BM 500 SOUTHCENTER MALL, WA., INC.                                                        0
27141                     MELDISCO - GORD 3501 32ND AVE. S., ND., INC.                                                         0
27142                     MELDISCO - GORD 15892 MANCHESTER RD., MO., INC.                                                      0
27143                     MELDISCO - GORD 14400 E. ALAMEDA AVENUE, CO., INC.                                                   0
27144                     MELDISCO/PAY LESS 101 N. ELY, WA., INC.                                                            241
27145                     MELDISCO W-W 3651 SO. MARYLAND PKWY., NV., INC.                                                    354
27146                     MELDISCO/PAY LESS 10355 FAIRVIEW AVE., ID., INC.                                                     0
27147                     MELDISCO/PAY LESS CANBY, OR., INC.                                                                 334
27148                     MELDISCO/PAY LESS CAMPBELL, OR., INC.                                                              695
27149                     MELDISCO/PAY LESS CALIFORNIA AVE., WA., INC.                                                       100
27150                     MELDISCO/PAY LESS BRIDGEPORT WAY WEST, WA., INC.                                                   278
27151                     MELDISCO/PAY LESS BREMERTON, WA., INC.                                                             168
27152                     MELDISCO/PAY LESS BONNEY LAKE, WA., INC.                                                           346
27153                     MELDISCO/PAY LESS BLAINE, WA., INC.                                                                995
27154                     MELDISCO/PAY LESS BAINBRIDGE ISLE, WA., INC.                                                     1,181
27155                     MELDISCO/PAY LESS ASHLAND, OR., INC.                                                               770
27156                     MELDISCO/PAY LESS ARGONNE RD., WA., INC.                                                           501
27157                     MELDISCO/PAY LESS 1920 LAS VEGAS BLVD. NORTH, NV., INC.                                            563
27158                     MELDISCO/PAY LESS 1980 NORTH CARSON ST., NV., INC.                                                 199

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27159                     MELDISCO/PAY LESS 1970 ECHO HOLLOW RD., OR., INC.                                                  866
27160                     MELDISCO/PAY LESS 2021 N.W. 185TH ST., OR., INC.                                                   325
27161                     MELDISCO - RA 7211 Elk Grove Blvd., CA., Inc.                                                      235
27162                     MELDISCO/PAY LESS 1001 N. BROADWAY, WA., INC.                                                      964
27163                     MELDISCO - MCE 112 EISENHOWER PARKWAY, NJ., INC.                                                     0
27164                     MELDISCO - MCE 151 WEST 34TH ST., NY., INC.                                                          0
27165                     MELDISCO - MCE 200 COLONIE CENTER, NY., INC.                                                         9
27166                     MELDISCO - MCE 300 LEHIGH VALLEY MALL, PA., INC.                                                     0
27167                     MELDISCO/PAY LESS 1815 E. FLAMINGO RD., NV., INC.                                                  467
27168                     MELDISCO/PAY LESS 1705 W. BROADWAY, ID., INC.                                                      992
27169                     MELDISCO/PAYLESS 610 N.E. 181ST., OR., INC.                                                        876
27170                     MELDISCO - MCE 420 FULTON ST., NY., INC.                                                             0
27171                     MELDISCO - MCE 450 WASHINGTON ST., MA., INC.                                                         0
27172                     MELDISCO/PAY LESS 11012 E. CANYON RD. #37, WA., INC.                                             1,000
27173                     MELDISCO/PAY LESS 10103 EVERGREEN WAY, WA., INC.                                                   454
27174                     MELDISCO - MCE 40 MALL DRIVE EAST, NJ., INC.                                                         0
27175                     MELDISCO - MCE 90-1 QUEENS BLVD., NY., INC.                                                          0
27176                     MELDISCO/PAY LESS ANACORTES, WA., INC.                                                           1,132
27177                     MELDISCO/PAY LESS ALOHA, OR., INC.                                                                 729
27178                     MELDISCO/PAY LESS ABERDEEN, WA., INC.                                                              413
27179                     MELDISCO/PAY LESS  1310 HWY. 101, OR., INC.                                                      1,003
27180                     Meldisco-MCW 275 Kaahumanu Ave., Hi., Inc.                                                           0
27181                     MELDISCO/PAY LESS ALLEN BLVD., OR., INC.                                                           480
27182                     MELDISCO - MCW 341 SUN VALLEY MALL, CA., INC.                                                        0
27183                     MELDISCO/PAY LESS STE. E, TIGARD, OR., INC.                                                        893
27184                     MELDISCO - MCE ROCKAWAY TOWN SQUARE MALL, NJ., INC.                                                  0
27185                     MELDISCO - MCE ROUTE 38 & HADDONFIELD RD., NJ., INC.                                                 0
27186                     MELDISCO - MCE ROUTE 59 NANUET MALL, NY., INC.                                                       0
27187                     MELDISCO - MCE BALTIMORE PIKE & SPROUL RD., PA., INC.                                                0
27188                     ROCKLAND PLAZA SHOE ZONE, INC.                                                                  13,351
27189                     NORTHLINE MALL SHOE ZONE, INC.                                                                       0
27190                     MELDISCO - GORD 1901 N. MARKET ST., IL., INC.                                                        0
27191                     MELDISCO - GORD 2500 TRANSIT AVE., IA., INC.                                                         0
27192                     MELDISCO - MCW 414 K ST., CA., INC.                                                                  0
27193                     MELDISCO - GORD 2201 WEST MEMORIAL RD., OK., INC.                                                    0
27194                     MELDISCO - MCW 500 VINTAGE FAIRE, CA., INC                                                           0
27195                     MELDISCO - MCE NORTH SHORE MALL ROUTE 114, MA., INC.                                                 0
27196                     SHARPSTOWN SHOE ZONE, INC.                                                                           0
27197                     MELDISCO/PAY LESS SOUTH YAKIMA AVE. #A, WA., INC.                                                  289
27198                     MELDISCO/PAY LESS SOUTH GRADY WAY, WA., INC.                                                     1,060
27199                     MELDISCO/PAY LESS SILVERDALE, WA., INC.                                                            313
27200                     MELDISCO/PAY LESS PORT ANGELES, WA., INC.                                                          357
27201                     MELDISCO - MCW 98-205 KAONOHI ST., NY., INC.                                                         9
27202                     MELDISCO - MCW 100 DEL MONTE CENTER, CA., INC.                                                       0
27203                     MELDISCO - MCW 170 O'FARRELL ST., CA., INC.                                                          0
27204                     MELDISCO - MCW 200 EAST CYPRESS AVENUE, CA., INC.                                                    0
27205                     MELDISCO - MCW 200 WESTMINSTER MALL, CA., INC.                                                       0
27206                     MELDISCO - MCW 300 STANFORD MALL, CA., INC.                                                          0
27207                     MELDISCO - MCW 301 HILLSDALE MALL, CA., INC.                                                         0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27208                     MELDISCO/PAY LESS 9200 RAINIER AVE. SOUTH, WA., INC.                                               581
27209                     MELDISCO/PAY LESS 860 NO. FAIRFIELD RD., UT., INC.                                                 499
27210                     MELDISCO/PAY LESS 1400 W. 6TH ST., OR., INC.                                                       311
27211                     MELDISCO/PAY LESS 1268 LEE BLVD., WA., INC.                                                        515
27212                     MELDISCO/PAY LESS 1515 MARVIN RD. N.E., WA., INC.                                                   33
27213                     MELDISCO/PAY LESS 1642 WILLIAMS HWY., OR., INC.                                                  1,419
27214                     MELDISCO/PAY LESS 1560 COBURG RD., OR., INC.                                                       839
27215                     MELDISCO/PAY LESS 1555 N.E. DIVISION, OR., INC.                                                    816
27216                     MELDISCO/PAY LESS 1651 S.W. ODEM MEDO RD., OR., INC.                                               916
27217                     MELDISCO/PAY LESS 1645 E. HARBOR ST., OR., INC.                                                    605
27218                     MELDISCO/PAY LESS 1814 N.E. 41ST ST., OR., INC.                                                     90
27219                     MELDISCO/PAY LESS 1509 AUBURN WAY SO., WA., INC.                                                    74
27220                     MELDISCO - GORD 2590 HUBBELL AVE., IA., INC.                                                         0
27221                     MELDISCO - GORD 3000 NW 59TH ST., OK., INC.                                                          0
27222                     MELDISCO - GORD 3303 S. CAMPBELL AVE., MO., INC.                                                     0
27223                     MELDISCO - GORD 3231 SOUTH VETERAN'S PARK, IL., INC.                                                 0
27224                     MELDISCO/PAY LESS WOODINVILLE, WA., INC.                                                         1,127
27225                     MELDISCO/PAY LESS WILSONVILLE RD., OR., INC.                                                     1,115
27226                     MELDISCO/PAY LESS WESTWOOD VILLAGE WAY, WA., INC.                                                  333
27227                     MELDISCO/PAY LESS WEST NOB HILL BLVD., WA., INC.                                                   433
27228                     MELDISCO - MCE WALT WHITMAN MALL, NY., INC.                                                          9
27229                     MELDISCO/PAY LESS VALLEY N. S/C, WA., INC.                                                         219
27230                     MELDISCO/PAY LESS TRIANGLE SHOPPING CTR., WA., INC.                                                416
27231                     MELDISCO - MCW 555 BROADWAY AVENUE, CA., INC.                                                        0
27232                     MELDISCO/PAY LESS PORT ORCHARD, WA., INC.                                                           36
27233                     MELDISCO/PAY LESS PULLMAN, WA., INC.                                                               699
27234                     MELDISCO/PAY LESS RENTON, WA., INC.                                                                  0
27235                     MELDISCO - MCE 5400 AVENUE U, NY., INC.                                                              0
27236                     MELDISCO - MCE 4401 BLACK HORSE PIKE, NJ., INC.                                                      0
27237                     MELDISCO - MCE 4298 MILLENIA BLVD., FL., INC.                                                      900
27238                     MELDISCO - MCE 3710 HIGHWAY 9 SOUTH, NJ., INC.                                                       0
27239                     MELDISCO - MCE 1201 HOOPER AVENUE, NJ., INC.                                                         0
27240                     MELDISCO - MCE GREEN ACRES MALL, NY., INC.                                                           0
27241                     MELDISCO - MCE MONMOUTH MALL, NJ., INC.                                                              0
27242                     MELDISCO/PAY LESS STANWOOD, WA., INC.                                                            2,200
27243                     MELDISCO/PAY LESS 660 E. BOISE AVE., ID., INC.                                                     198
27244                     MELDISCO/PAY LESS 461 WEST WILLIAMS AVE., NV., INC.                                                373
27245                     MELDISCO/PAY LESS 1430 N.W. GARDEN VALLEY BLVD., OR., INC.                                       1,055
27246                     MELDISCO/PAY LESS 181 N.E. HAMPE WAY, WA., INC.                                                    166
27247                     MELDISCO/PAY LESS 1139 ADDISON AVE. E., ID., INC.                                                  712
27248                     MELDISCO/PAY LESS 12TH ST, CO., INC.                                                               317
27249                     MELDISCO/PAY LESS 1300 EAST 12300 SO., UT., INC.                                                     0
27250                     MELDISCO/PAY LESS EAST 810-29TH AVE., WA., INC.                                                    214
27251                     MELDISCO/PAY LESS COLUMBIA CTR., WA., INC.                                                         325
27252                     MELDISCO/PAY LESS COOPER POINT RD., WA., INC.                                                      443
27253                     MELDISCO/PAY LESS EAST 2929, SPOKANE, WA., INC.                                                    253
27254                     MELDISCO/PAY LESS 1201 U.S. HWY. 99, OR., INC.                                                     470
27255                     MELDISCO/PAY LESS 1900 S.W. COURT PLACE, OR., INC.                                                 666
27256                     MELDISCO/PAY LESS 922 N.W. CIRCLE BLVD., OR., INC.                                               1,011

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27257                     MELDISCO/PAY LESS HAMPDEN AVE., CO., INC.                                                          608
27258                     MELDISCO/PAY LESS NORTHGLENN, CO., INC.                                                            379
27259                     MELDISCO/PAY LESS HARRISVILLE, UT., INC.                                                           736
27260                     MELDISCO/PAY LESS 598 N. WILBUR AVE., WA., INC.                                                    871
27261                     MELDISCO/PAY LESS 501 S.W. 148TH, WA., INC.                                                      1,325
27262                     MELDISCO/PAY LESS 435 LIBERTY ST., OR., INC.                                                     1,051
27263                     MELDISCO/PAY LESS 333 WESTFIELD ST., OR., INC.                                                     992
27264                     MELDISCO/PAY LESS LEWISTON CENTER, ID., INC.                                                       730
27265                     MELDISCO/PAY LESS 4920-A EVERGREEN, WA., INC.                                                      755
27266                     MELDISCO/PAY LESS 5431 S.W. BVRTN/HILLSDALE HWY., OR., INC.                                        599
27267                     MELDISCO/PAY LESS 5452 RIVER RD. N., OR., INC.                                                     653
27268                     MELDISCO/PAY LESS 5606 SUMMIT VIEW AVE., WA., INC.                                                 323
27269                     MELDISCO/PAY LESS 6802 SOUTH 19TH ST., WA., INC.                                                   927
27270                     MELDISCO/PAY LESS 7500-A 196TH ST., WA., INC.                                                      965
27271                     MELDISCO/PAY LESS 9820 N.E. 132ND ST., WA., INC.                                                   824
27272                     MELDISCO/PAY LESS 802 THIRD AVE., WA., INC.                                                          0
27273                     MELDISCO/PAY LESS 831 LANCASTER DR. N.E., OR., INC.                                                979
27274                     MELDISCO/PAY LESS 900 E. MERIDAN #23, WA., INC.                                                    338
27275                     MELDISCO/PAY LESS YUMA, AZ., INC.                                                                  613
27276                     MELDISCO/PAY LESS 251 MARYSVILLE MALL, WA., INC.                                                   630
27277                     MELDISCO/PAY LESS 7714 DIVISION N., WA., INC.                                                      288
27278                     MELDISCO/PAY LESS 8121-80TH NW. ST., WA., INC.                                                     490
27279                     MELDISCO/PAY LESS NO. STATE ST., UT., INC.                                                         410
27280                     MELDISCO/PAY LESS JEWELL AVE., CO., INC.                                                           777
27281                     MELDISCO/PAY LESS IRONWOOD DR., ID., INC.                                                          778
27282                     MELDISCO/PAY LESS HOLLADAY, UT., INC.                                                              227
27283                     MELDISCO/PAY LESS 4514 REGAL ST., WA., INC.                                                        271
27284                     MELDISCO/PAY LESS LAKE MEAD, NV., INC.                                                             359
27285                     MELDISCO/PAY LESS NORTH 900 WEST, UT., INC.                                                      1,620
27286                     MELDISCO/PAY LESS 230 KESLO DR., WA., INC.                                                         309
27287                     MELDISCO/PAY LESS 215 N. 4TH ST., WA., INC.                                                        305
27288                     MELDISCO/PAY LESS 8156 GUIDE MERIDIAN R., WA., INC.                                              1,348
27289                     MELDISCO/PAY LESS 4535 UNIVERSITY WAY, WA., INC.                                                   188
27290                     MELDISCO/PAY LESS 601 PIONEER WAY, WA., INC.                                                       243
27291                     MELDISCO/PAY LESS 319 PIKE ST., WA., INC.                                                           72
27292                     MELDISCO/PAY LESS 981 MEDFORD CTR., OR., INC.                                                    1,334
27293                     MELDISCO/PAY LESS 930 HWY. 396 S., OR., INC.                                                       853
27294                     MELDISCO/PAY LESS MERIDIAN, ID., INC.                                                              600
27295                     MELDISCO/PAY LESS LITTLETON, CO., INC.                                                             371
27296                     MELDISCO - GORD 3860 ELMORE AVE., IA., INC.                                                          0
27297                     MELDISCO - GORD 3245 TOPEKA BLVD., KS., INC.                                                         0
27298                     MELDISCO/PAY LESS 5520 NORTH DIVISION, WA., INC.                                                   511
27299                     MELDISCO/PAY LESS TOTEM LAKE BLVD., WA., INC.                                                      710
27300                     MELDISCO/PAY LESS 205 PINE ST., WA., INC.                                                          978
27301                     MELDISCO/PAY LESS LORENZI BLVD., NV., INC.                                                         234
27302                     MELDISCO - MCE 7 BACKUS AVENUE, CT., INC.                                                            0
27303                     MELDISCO/PAY LESS 8500-35TH AVE. NE., WA., INC.                                                    740
27304                     Galleria Pavilion Feet, Inc.                                                                         0
27305                     MELDISCO/PAY LESS 57 W. 29TH AVE., OR., INC.                                                       721

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27306                     MELDISCO K-M MCGALLIARD RD IND INC                                                              13,990
27307                     MELDISCO K-M LANCASTER, OHIO, INC.                                                              15,372
27308                     MELDISCO K-M MIAMI, FLA., INC.                                                                  37,725
27309                     MELDISCO K-M MADAWASKA, MAINE, INC.                                                              6,768
27310                     MELDISCO K-M MARATHON, FLA., INC.                                                               20,839
27311                     MELDISCO K-M MARTINEZ, GA., INC.                                                                11,449
27312                     MELDISCO K-M JESUP, GA., INC.                                                                   10,674
27313                     MELDISCO K-M INDIAN RIPPLE RD., OHIO, INC.                                                       9,590
27314                     MELDISCO K-M HURON, S.D., INC.                                                                   9,944
27315                     MELDISCO K-M HOLYOKE, MASS., INC.                                                               23,961
27316                     MELDISCO K-M HIGHWAY 58, TENN., INC.                                                             7,818
27317                     MELDISCO K-M CONNERSVILLE IND INC                                                                6,641
27318                     MELDISCO K-M LACEY, WASH., INC.                                                                 15,686
27319                     MELDISCO K-M KINGMAN, ARIZ., INC.                                                               15,868
27320                     MELDISCO K-M MIDDLETOWN, OHIO, INC.                                                             10,384
27321                     MELDISCO K-M MONTGOMERY BLVD., N. M., INC.                                                      13,133
27322                     MELDISCO K-M MOORESTOWN, N.J., INC.                                                             15,621
27323                     MELDISCO K-M LAKE ST., MINN., INC.                                                              33,014
27324                     MELDISCO K-M DEPEW, N.Y., INC.                                                                  23,038
27325                     MELDISCO K-M DAVENPORT, IA., INC.                                                                6,715
27326                     MELDISCO K-M GRANDVIEW BLVD., PA., INC.                                                          8,527
27327                     MELDISCO K-M FRANKFORT, KY., INC.                                                               10,130
27328                     MELDISCO K-M FAIRHAVEN, MASS., INC.                                                             24,475
27329                     MELDISCO K-M ELKTON, MD., INC.                                                                  12,941
27330                     MELDISCO K-M DOUGLASVILLE, GA., INC.                                                             8,674
27331                     MELDISCO K-M SMITHFIELD, N.C., INC.                                                              7,898
27332                     MELDISCO K-M HERTEL AVE., N.Y., INC.                                                            22,974
27333                     MELDISCO K-M STRAFFORD-WAYNE, PA., INC.                                                         10,568
27334                     MELDISCO K-M SPRINGFIELD, ORE., INC.                                                                 0
27335                     MELDISCO K-M SOLON, OHIO, INC.                                                                   9,580
27336                     MELDISCO K-M ALGONA, IOWA, INC.                                                                 10,369
27337                     CRYSTAL LAKE, ILL., MELDISCO K-M, INC.                                                          11,271
27338                     MELDISCO K-M WOODBURY AVE., N.H., INC.                                                           7,722
27339                     MELDISCO K-M THIEF RIVER FALLS, MINN., INC.                                                     14,663
27340                     MELDISCO K-M SUPERIOR, WISC., INC.                                                               6,859
27341                     MELDISCO K-M ANAHEIM, CAL., INC.                                                                26,154
27342                     MELDISCO K-M BEAUFORT, S.C., INC.                                                               14,077
27343                     MELDISCO K-M AURORA AVE., WASH., INC.                                                           18,888
27344                     MELDISCO K-M ARAMINGO AVE., PA., INC.                                                           51,140
27345                     MELDISCO/PAY LESS SE DIVISION ST., OR., INC.                                                       741
27346                     MELDISCO/PAY LESS 15801 PACIFIC AVE., WA., INC.                                                    189
27347                     MELDISCO/PAY LESS 2680 S. SANTIAM HWY., OR., INC.                                                  234
27348                     MELDISCO/PAY LESS 2603 THIRD AVE., WA., INC.                                                       205
27349                     MELDISCO/PAY LESS 2515 MAIN ST., WA., INC.                                                         388
27350                     MELDISCO/PAY LESS 15100 S.E. 38TH ST., WA., INC.                                                   884
27351                     MELDISCO/PAY LESS 11190 S.W. BARNES RD., OR., INC.                                                 196
27352                     MELDISCO/PAYLESS LAS VEGAS, NV., INC.                                                              289
27353                     MELDISCO/PAY LESS SECOND & ANDERSON, OR., INC.                                                     662
27354                     MELDISCO/PAY LESS 16232 EVERETT HWY., WA., INC.                                                  1,147

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27355                     MELDISCO/PAY LESS MILTON FREEWATER, OR., INC.                                                      106
27356                     MELDISCO/PAY LESS MID-VALLEY MALL BLK C #1, WA., INC.                                              328
27357                     MELDISCO/PAY LESS 17051 S.E. 272 ST. #24, WA., INC.                                                547
27358                     MELDISCO/PAY LESS 18600-B 33RD AVE., WA., INC.                                                     539
27359                     MELDISCO/PAY LESS 19107 BOTHELL WAY, WA., INC.                                                     788
27360                     MELDISCO/PAY LESS GUIDE-MERIDAN AVE., WA., INC.                                                    735
27361                     MELDISCO/PAY LESS GRAVELLY LAKE DR., WA., INC.                                                     704
27362                     MELDISCO/PAY LESS OREGON CITY S/C, OR., INC.                                                     1,291
27363                     MELDISCO/PAY LESS 2440 S.E. 39TH ST., OR., INC.                                                    824
27364                     MELDISCO/PAY LESS NORTH PEARL ST., WA., INC.                                                       682
27365                     MELDISCO/PAY LESS 16261-3 HWY. 101, OR., INC.                                                    2,005
27366                     MELDISCO/PAY LESS 3208 N.E. SUNSET RD., WA., INC.                                                1,018
27367                     MELDISCO/PAY LESS 2740 S. SIXTH ST., OR., INC.                                                     666
27368                     MELDISCO/PAY LESS 3055 CEDAR HILLS BLVD., OR., INC.                                                371
27369                     MELDISCO/PAY LESS 2707 RAINIER AVE., WA., INC.                                                     680
27370                     MELDISCO/PAY LESS GRANTS PASS S/C, OR., INC.                                                     1,290
27371                     MELDISCO/PAY LESS GRANDE RONDE PLAZA, OR., INC.                                                    605
27372                     MELDISCO/PAY LESS EDMONDS, WA., INC.                                                               900
27373                     MELDISCO/PAY LESS 22631 BOTHELL WAY S.E., WA., INC.                                                679
27374                     MELDISCO/PAY LESS 2507 WELLESLEY AVE., WA., INC.                                                   486
27375                     MELDISCO/PAY LESS GEORGE WASHINGTON WAY, WA., INC.                                                 267
27376                     MELDISCO/PAY LESS FLAMINGO & RAINBOW, NV., INC.                                                    356
27377                     MELDISCO/PAY LESS 12080 S.W. MAIN, OR., INC.                                                       679
27378                     MELDISCO/PAY LESS 12240 SW SCHOLLS FERRY RD., OR., INC.                                          1,002
27379                     MELDISCO/PAY LESS 13201 AURORA AVE. N., WA., INC.                                                  553
27380                     MELDISCO/PAY LESS 14880 N.E. 24TH ST., WA., INC.                                                   893
27381                     MELDISCO/PAY LESS 17220 REDMOND WAY, WA., INC.                                                     662
27382                     MELDISCO/PAY LESS ENUMCLAW, WA., INC.                                                              803
27383                     MELDISCO/PAY LESS GILLMAN BLVD., WA., INC.                                                         704
27384                     MELDISCO/PAY LESS 11930 S.E. DIVISION ST., OR., INC.                                             1,274
27385                     MELDISCO/PAY LESS 12002 SE SUNNYSIDE RD., OR., INC.                                                723
27386                     MELDISCO/PAY LESS SEASIDE, OR., INC.                                                             1,696
27387                     MELDISCO/PAY LESS EAST 3RD ST., OR., INC.                                                        1,153
27388                     MELDISCO/PAY LESS EAST 12115 SPRAGUE AVE., WA., INC.                                               472
27389                     MELDISCO/PAY LESS NORTH BEND, OR., INC.                                                            551
27390                     MELDISCO/PAY LESS LAKE STEVENS, WA., INC.                                                          569
27391                     MELDISCO/PAY LESS 8005 S. VIRGINIA ST., NV., INC.                                                  459
27392                     MELDISCO/PAY LESS 7000 SO., UT., INC.                                                              114
27393                     MELDISCO/PAY LESS 7670 FAIRVIEW AVE., ID., INC.                                                    362
27394                     MELDISCO/PAY LESS 7575 W. VEGAS DR., NV.,INC.                                                      176
27395                     MELDISCO/PAY LESS 7020 W. STATE ST., ID., INC.                                                     671
27396                     MELDISCO/PAY LESS 5486 SUN VALLEY BLVD., NV., INC.                                                 314
27397                     MELDISCO/PAY LESS 6686 E. LAKE MEAD BLVD., NV., INC.                                               254
27398                     MELDISCO/PAY LESS 5673 SO. 1900 W., UT., INC.                                                    1,019
27399                     MELDISCO/PAY LESS 5675 S. RAINBOW BLVD., NV., INC.                                                 489
27400                     MELDISCO/PAY LESS 6100 W. VEGAS DR., NV., INC.                                                     266
27401                     MELDISCO/PAY LESS 2992 "F" RD., CO., INC.                                                           17
27402                     MELDISCO/PAY LESS 3115 NORTH LAS VEGAS BLVD., NV., INC.                                            536
27403                     MELDISCO/PAY LESS 3300 SO., UT., INC.                                                              145

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27404                     MELDISCO/PAY LESS W. PULLMAN RD., ID., INC.                                                        648
27405                     MELDISCO/PAY LESS E. MISSISSIPPI, CO., INC.                                                        323
27406                     MELDISCO/PAY LESS EAST WINDMILL LANE, NV., INC.                                                    332
27407                     MELDISCO/PAY LESS FOOTHILLS, CO., INC.                                                             279
27408                     MELDISCO/PAY LESS GIG HARBOR, WA., INC.                                                            972
27409                     MELDISCO/PAY LESS 1695 ROBB DRIVE, NV., INC.                                                       249
27410                     MELDISCO/PAY LESS SEDONA, AZ., INC.                                                                994
27411                     MELDISCO/PAY LESS SO. 9TH E., UT., INC.                                                            469
27412                     MELDISCO/PAY LESS SOUTH 7TH E., UT., INC.                                                          154
27413                     MELDISCO/PAY LESS SPRINGCREEK,WY.,INC.                                                               0
27414                     MELDISCO/PAY LESS ST. GEORGE, UT., INC.                                                            329
27415                     MELDISCO/PAY LESS TAYLORSVILLE, UT., INC.                                                          219
27416                     MELDISCO/PAY LESS 178 W. ELLENDALE AVE., OR., INC.                                                 652
27417                     MELDISCO/PAY LESS 1550 NORTH STATE ST., UT., INC.                                                   22
27418                     MELDISCO/PAY LESS 1350 POMERELLE AVE., ID., INC.                                                   113
27419                     MELDISCO/PAY LESS 1410 EAST PRATER WAY, NV., INC.                                                  349
27420                     MELDISCO/PAY LESS 1515 NORTHGATE MILE, ID., INC.                                                   741
27421                     MELDISCO/PAY LESS 1515 W. CRAIG RD., NV., INC.                                                     284
27422                     MELDISCO/PAY LESS 1515 W. STATE ST., ID., INC.                                                     289
27423                     MELDISCO/PAY LESS 19861 STATE ROUTE 2, WA., INC.                                                   893
27424                     MELDISCO/PAY LESS 19475 7TH AVE. N.E., WA., INC.                                                 1,557
27425                     MELDISCO/PAY LESS LAKE OSWEGO, OR., INC..                                                          887
27426                     MELDISCO/PAY LESS LACEY, WA., INC.                                                                 397
27427                     MELDISCO/PAY LESS ISSAQUAH, WA., INC.                                                            1,240
27428                     MELDISCO/PAY LESS HOOD RIVER, OR., INC.                                                            601
27429                     MELDISCO/PAY LESS FACTORIA SQ., WA., INC.                                                        1,025
27430                     MELDISCO/PAY LESS EAST WISHKAH, WA., INC.                                                          264
27431                     MELDISCO/PAY LESS 22311 MOUNTAIN HIGHWAY EAST, WA., INC.                                            50
27432                     MELDISCO/PAY LESS 18022 6TH AVE. NE., WA., INC.                                                    979
27433                     MELDISCO/PAY LESS 11601 WEST BOWLES AVE., CO., INC.                                                273
27434                     MELDISCO/PAY LESS 130-20TH AVE., WA., INC.                                                         577
27435                     MELDISCO/PAY LESS ARAPAHOE, CO., INC.                                                              350
27436                     MELDISCO/PAY LESS 20901 E. SMOKY HILL RD., CO., INC.                                               600
27437                     MELDISCO/PAY LESS COLFAX, CO., INC.                                                                333
27438                     MELDISCO/PAY LESS CENTRAILA, WA., INC.                                                             408
27439                     MELDISCO/PAY LESS BROADWAY, CO., INC.                                                              452
27440                     MELDISCO/PAY LESS 9350 WEST SAHARA AVE., NV., INC.                                                 622
27441                     MELDISCO/PAY LESS 8675 SOUTH QUEBEC ST., CO., INC.                                                   0
27442                     MELDISCO/PAY LESS 24044 104TH AVE. S.E., WA., INC.                                                 422
27443                     MELDISCO/PAY LESS 8611 SPRING MOUNTAIN RD., NV., INC.                                              268
27444                     MELDISCO/PAY LESS 3460 SO. 5600 WEST, UT., INC.                                                    177
27445                     MELDISCO/PAY LESS 3485 LAKE MEAD BLVD., NV., INC.                                                  434
27446                     MELDISCO/PAY LESS 3830 W. SAHARA, NV., INC.                                                        646
27447                     MELDISCO/PAY LESS 4911 CRAIG RD., NV., INC.                                                        283
27448                     MELDISCO/PAY LESS CALDWELL, ID., INC.                                                              479
27449                     MELDISCO/PAY LESS BLACKFOOT, ID., INC.                                                             321
27450                     MELDISCO/PAY LESS BOULDER, CO., INC.                                                                98
27451                     MELDISCO/PAY LESS BOUNTIFUL, UT., INC.                                                             569
27452                     MELDISCO/PAY LESS BRINGHAM CITY, UT., INC.                                                         278

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27453                     MELDISCO/PAY LESS 5230 FRANKLIN RD., ID., INC.                                                      19
27454                     MELDISCO/PAY LESS OREM, UT., INC.                                                                  199
27455                     MELDISCO/PAY LESS RAINBOW BLVD., NV., INC.                                                         569
27456                     MELDISCO/PAY LESS 20518-108TH AVE. SE., WA., INC.                                                  291
27457                     MELDISCO/PAY LESS LINCOLN CITY, OR., INC.                                                        1,218
27458                     MELDISCO/PAY LESS 2131 S.W. 336TH, WA., INC.                                                       949
27459                     MELDISCO/PAY LESS 2336 N. COAST HWY., OR., INC.                                                    391
27460                     MELDISCO/PAY LESS 2425 S.E. TUALATIN VALLEY, OR., INC.                                             458
27461                     MELDISCO/PAY LESS 2050 E. THIRD ST., OR., INC.                                                     915
27462                     MELDISCO/PAY LESS COLORADO BLVD., CO., INC.                                                      1,133
27463                     MELDISCO/PAY LESS DENVER, CO., INC.                                                                190
27464                     MELDISCO/PAY LESS GLENWOOD SPRING, CO., INC.                                                       752
27465                     MELDISCO/PAY LESS GREELEY, CO., INC.                                                               156
27466                     MELDISCO/PAY LESS GREENVALLEY PKWY., NV., INC.                                                     313
27467                     MELDISCO/PAY LESS 8500 S. EASTERN BLVD., NV., INC.                                                 420
27468                     MELDISCO/PAY LESS 2100 SO. 23RD E., UT., INC.                                                      336
27469                     MELDISCO/PAY LESS 2513 S. NELLIS BLVD., NV., INC.                                                  378
27470                     MELDISCO/PAY LESS 4975 EAST TROPICANA AVE., NV., INC.                                              167
27471                     MELDISCO/PAY LESS 700 S.E. 3RD ST., OR., INC.                                                      726
27472                     MELDISCO/PAY LESS 785 S. COLUMBIA RIVER HWY., OR., INC.                                            346
27473                     MELDISCO/PAY LESS 1327 HWY. 395, NV., INC.                                                         617
27474                     MELDISCO/PAY LESS 120-106TH AVE. NE., WA., INC.                                                    942
27475                     MELDISCO/PAY LESS 1524 BIRCHWOOD AVE., WA., INC.                                                   718
27476                     MELDISCO/PAY LESS 4346 N.E. CULLY BLVD., OR., INC.                                                 803
27477                     MELDISCO/PAY LESS 1235 WAVERLY DR. S.E., OR., INC.                                                 307
27478                     MELDISCO/PAY LESS 1231 AUBURN WAY, WA., INC.                                                       363
27479                     MELDISCO/PAY LESS 1225 E. SUNSET DR. ST. 110, WA., INC.                                            634
27480                     MELDISCO/PAY LESS 451 DIENHARD LANE, ID., INC.                                                     954
27481                     MELDISCO/PAY LESS 333 N. SANDHILL BLVD., NV., INC.                                                 811
27482                     MELDISCO/PAY LESS 28TH ST., CO., INC.                                                               38
27483                     MELDISCO/PAY LESS 26200 PACIFIC HWY. SO., WA., INC.                                                302
27484                     MELDISCO/PAY LESS 31009 PACIFIC HWY., WA., INC.                                                    812
27485                     MELDISCO/PAY LESS 1ST AVE., CO., INC.                                                              379
27486                     MELDISCO/PAY LESS 75 WEST PRAIRIE AVE., ID., INC.                                                  464
27487                     MELDISCO/PAY LESS 950 IRON HORSE DR., UT., INC.                                                    188
27488                     MELDISCO/PAY LESS 1323 EAST MAIN AVE., WA., INC.                                                   919
27489                     MELDISCO/PAY LESS 750 16TH ST., CO., INC.                                                          438
27490                     MELDISCO/PAY LESS 819 N. MAIN ST., UT., INC.                                                        65
27491                     MELDISCO/PAY LESS 1400 W. PARK PLAZA, OR., INC.                                                    473
27492                     MELDISCO/PAY LESS 4500 COMMERCIAL STREET S.E., OR., INC.                                           485
27493                     MELDISCO/PAY LESS 24TH ST., UT., INC.                                                            1,665
27494                     MELDISCO/PAY LESS 635 EAST, UT., INC.                                                              665
27495                     MELDISCO/PAY LESS 600 W. CATALENA DR., AZ., INC.                                                   207
27496                     MELDISCO/PAY LESS 11907 W. ALAMEDA PARKWAY, CO., INC.                                              396
27497                     MELDISCO/PAY LESS 4220 WHEATON VALLEY WAY N.E., WA., INC.                                          194
27498                     MELDISCO/PAY LESS 3704-172ND NE. #F, WA., INC.                                                   1,917
27499                     MELDISCO/PAY LESS 606 OMACHE DR., RT.2, BOX 2101, WA., INC.                                        244
27500                     Valley View Shopping Ctr. Footaction, Inc.                                                           0
27501                     Washington Footaction, Inc.                                                                          0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27502                     Southwest Center Footaction, Inc.                                                                    0
27503                     MELDISCO K-M MURRELLS INLET, SC., INC.                                                          13,715
27504                     La Plaza Mall Footaction, Inc.                                                                       0
27505                     BERKLEY MALL FOOTACTION, INC.                                                                        0
27506                     Parkdale Mall Footaction, Inc.                                                                       0
27507                     Ocean County Mall Footaction, Inc.                                                                   0
27508                     Puente Hills Footaction, Inc.                                                                        0
27509                     Mall of Americas Footaction, Inc.                                                                    0
27510                     Mall St. Vincent Footaction, Inc.                                                                    0
27511                     Forest Village Park Footaction, Inc.                                                                 0
27512                     Washington Square Footaction, Inc.                                                                   0
27513                     Acadiana Footaction, Inc.                                                                            0
27514                     Albany Mall Footaction, Inc.                                                                         0
27515                     Albuquerque Footaction, Inc.                                                                         0
27516                     Aurora Footaction, Inc.                                                                              0
27517                     Baldwin Hills Footaction, Inc.                                                                       0
27518                     Bergen Footaction, Inc.                                                                              0
27519                     The Parks Footaction, Inc.                                                                           0
27520                     Stony Brook Footaction, Inc.                                                                         9
27521                     St. Louis Center Footaction, Inc.                                                                    0
27522                     South Park Mall Footaction, Inc.                                                                     0
27523                     COLUMBIA FOOTACTION, INC.                                                                            0
27524                     Collin Creek Footaction, Inc.                                                                        0
27525                     Birchwood Mall Footaction, Inc.                                                                      0
27526                     Hanes Mall Footaction, Inc.                                                                          0
27527                     Tulsa Promenade Footaction, Inc.                                                                     0
27528                     MELDISCO - MCE 100 PARAMUS PARK, NJ., INC.                                                           0
27529                     Westfarms Open Country, Inc.                                                                         0
27530                     Cumberland Mall Footaction, Inc.                                                                     0
27531                     Eagle Ridge Footaction, Inc.                                                                         0
27532                     Almeda Footaction, Inc.                                                                              0
27533                     EASTLAND MALL FOOTACTION, INC.                                                                       0
27534                     Edison Mall Footaction, Inc.                                                                         0
27535                     Topanga Footaction, Inc.                                                                             0
27536                     So. Orange Ave. Open Country, Inc.                                                                   0
27537                     MELDISCO K-M 901-99 MARKET ST., PA., INC.                                                       35,998
27538                     MELDISCO K-M 235 PROSPECT AVE., NJ., INC.                                                       20,862
27539                     White Plains Galleria Footaction, Inc.                                                               0
27540                     Willowbrook Mall Footaction, Inc.                                                                    0
27541                     MELDISCO K-M 301 NOBLE CREEK DR., IN., INC.                                                      9,028
27542                     HOMEWOOD, ILL., MELDISCO K-M, INC.                                                              39,834
27543                     BELLEVILLE, IL., MELDISCO K-M, INC.                                                             12,160
27544                     Madison Square Mall Footaction, Inc.                                                                 0
27545                     The Plaza Footaction, Inc.                                                                           0
27546                     Rio-West Mall Footaction, Inc.                                                                       0
27547                     Rock Hill Mall Footaction, Inc.                                                                      0
27548                     Signal Hill Mall Footaction, Inc.                                                                    0
27549                     Las Americas Footaction, Inc.                                                                      100
27550                     16300 HARLEM, IL., MELDISCO K-M, INC.                                                           39,904

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27551                     CRESTWOOD, IL., MELDISCO K-M, INC.                                                              14,268
27552                     MELDISCO K-M 701 SIXTY-EIGHTH ST., MI., INC.                                                    26,204
27553                     MELDISCO K-M 99 MATTHEWS DR., PA., INC.                                                         23,243
27554                     MELDISCO K-M 200 KENT LANDING, MD., INC.                                                        20,989
27555                     MELDISCO K-M 19TH ST., TX., INC.                                                                25,289
27556                     COURT ST., ILL., MELDISCO K-M, INC.                                                             23,053
27557                     MELDISCO K-M 424 DAIRY RD., N.Y., INC.                                                          39,249
27558                     MELDISCO K-M 363 SO. BROADWAY, CO., INC.                                                        16,506
27559                     MELDISCO K-M 400 WESTERN AVE., MA., INC.                                                        22,287
27560                     MELDISCO K-M 430 W. RIDGE RD., IN., INC.                                                        17,248
27561                     MELDISCO K-M 1470 NO. BRIDGE ST., OH., INC.                                                     21,787
27562                     MELDISCO K-M 1487 N. HIGH ST., OH., INC.                                                        14,673
27563                     MELDISCO K-M 1341 NW ST. LUCIE, FL., INC.                                                       33,091
27564                     MELDISCO K-M 200 WHITE HORSE PIKE, N.J., INC.                                                   20,889
27565                     MELDISCO K-M 1701 W. EDGAR RD., N.J., INC.                                                      33,703
27566                     MELDISCO K-M 301 GARDNER FIELD RD., CA., INC.                                                   15,880
27567                     MELDISCO K-M 399 TARRYTOWN RD., N.Y., INC.                                                      45,573
27568                     MELDISCO K-M 500 KAMOKILA BLVD., NY., INC.                                                      23,614
27569                     MELDISCO K-M 839 NEW YORK AVE., N.Y., INC.                                                      31,666
27570                     MELDISCO K-M 11725 BUSTLETON AVE., PA., INC.                                                    13,918
27571                     MELDISCO K-M 209 KENTLANDS BLVD., MD., INC.                                                     28,241
27572                     MELDISCO K-M 5 GARDEN LANE, N.H., INC.                                                          10,514
27573                     MELDISCO K-M 8TH ST., FL., INC.                                                                 42,880
27574                     MELDISCO K-M 1245 GERMANTOWN PARKWAY, TN., INC.                                                  6,993
27575                     MELDISCO K-M 10331 UNIVERSITY AVE., IA., INC.                                                   13,071
27576                     MELDISCO K-M 1000 NUTT ROAD, PA., INC.                                                          15,567
27577                     MELDISCO K-M 250 WEST 34TH ST., N.Y., INC.                                                     111,427
27578                     MELDISCO K-M 975 FAIRMOUNT AVE., N.Y., INC.                                                      9,287
27579                     MELDISCO K-M 104 DANBURY RD., CT., INC.                                                              0
27580                     MELDISCO K-M 720 CLAIRTON BLVD., PA., INC.                                                      15,385
27581                     MELDISCO K-M 250 NEW ROAD, NJ., INC.                                                            18,894
27582                     MELDISCO K-M 3-10 ST. ESTATE THOMAS, V.I., INC.                                                 33,058
27583                     MELDISCO K-M 770 BROADWAY, N.Y., INC.                                                           38,014
27584                     CHICAGO, IL., N. ELSTON, MELDISCO K-M, INC.                                                     32,804
27585                     MELDISCO K-M 511 W. SANILAC, MI., INC.                                                          13,649
27586                     MELDISCO K-M MIDWAY PARK, N.C., INC.                                                            10,291
27587                     MELDISCO K-M 480 WEST ST., N.H., INC.                                                            7,550
27588                     MELDISCO K-M 550 FIRST COLONIAL RD., VA., INC.                                                  18,216
27589                     MELDISCO K-M 655 SUNLAND PARK, TX., INC.                                                        26,279
27590                     MELDISCO K-M 605 OLD COUNTRY RD., N.Y., INC.                                                    24,440
27591                     MELDISCO K-M 350 GROSSMAN DR., MA., INC.                                                        27,150
27592                     MELDISCO K-M 94-825 LUMININA ST., N.Y., INC.                                                    30,333
27593                     MELDISCO K-M 155 TWIN CITY MALL MO., INC.                                                       11,698
27594                     MELDISCO K-M 141 W. LEE HIGHWAY, VA., INC.                                                      18,615
27595                     MELDISCO K-M 10501 PINES BLVD., FL., INC.                                                       36,099
27596                     MELDISCO K-M 987 ROUTE 6, N.Y., INC.                                                            19,988
27597                     MELDISCO K-M MITCHELL, S.D., INC.                                                                6,567
27598                     MELDISCO K-M LOS BANOS, CA., INC.                                                               14,151
27599                     MELDISCO K-M LUFKIN, TX., INC.                                                                  13,935

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27600                     MELDISCO K-M LUMBERTON, N.C., INC.                                                              13,796
27601                     MELDISCO K-M LOCK HAVEN, PA., INC.                                                              10,022
27602                     MELDISCO K-M LONG BEACH, MS., INC.                                                              12,741
27603                     MELDISCO K-M LORAIN, OH., INC.                                                                  15,017
27604                     MELDISCO K-M LARAMIE, WY., INC.                                                                  4,652
27605                     MELDISCO K-M MALONE, N.Y., INC.                                                                 13,802
27606                     MELDISCO K-M MAPLEWOOD, MO., INC.                                                               20,406
27607                     MELDISCO K-M MARKET PLACE, AL., INC.                                                            11,245
27608                     MELDISCO K-M MARSHALL, MN., INC.                                                                 6,701
27609                     FOREST PARK, IL., MELDISCO K-M, INC.                                                            30,303
27610                     FAIRVIEW HEIGHTS, IL., MELDISCO K-M, INC.                                                       17,508
27611                     MELDISCO K-M 875 EAST "H" ST., CA., INC.                                                        23,285
27612                     MELDISCO K-M 66-26 METROPOLITAN AVE., NY., INC.                                                 53,804
27613                     MELDISCO K-M MONROE, N. C., INC.                                                                18,079
27614                     MELDISCO K-M WEST 3RD ST IND INC                                                                12,223
27615                     MELDISCO K-M GROVE CITY, OH., INC.                                                              18,817
27616                     MELDISCO K-M 2828 N BROADWAY IND INC                                                            11,380
27617                     MELDISCO K-M BROOKLAWN, N.J., INC.                                                              21,360
27618                     MELDISCO K-M ROOSEVELT BLVD., PA., INC.                                                         34,459
27619                     MELDISCO K-M WEBSTER, MASS., INC.                                                               22,843
27620                     MELDISCO K-M CLARION, PA., INC.                                                                  6,430
27621                     MELDISCO K-M TULLAHOMA, TENN., INC.                                                              8,369
27622                     MELDISCO K-M THORNDALE, PA., INC.                                                               14,144
27623                     EFFINGHAM, ILL., MELDISCO K-M, INC.                                                             10,513
27624                     MELDISCO K-M CLEVELAND RD., GA., INC.                                                           18,724
27625                     STEGER, ILL., MELDISCO K-M, INC.                                                                19,235
27626                     MELDISCO K-M 2500 AIRPORT THRUWAY, GA., INC.                                                    10,999
27627                     MELDISCO K-M SPANISH FORK, UTAH, INC.                                                            9,517
27628                     MELDISCO K-M RHINELANDER, WISC., INC.                                                            5,926
27629                     MELDISCO K-M BARBERTON, OHIO, INC.                                                              14,527
27630                     BELVIDERE, ILL., MELDISCO K-M, INC.                                                             10,519
27631                     MELDISCO K-M MILFORD, CT., INC.                                                                 30,397
27632                     MELDISCO K-M WADSWORTH, OHIO, INC.                                                               6,919
27633                     MELDISCO K-M EL PASO, TX., INC.                                                                 39,683
27634                     MELDISCO K-M EPHRATA, PA., INC.                                                                 23,833
27635                     MELDISCO K-M SOMERVILLE, MASS., INC.                                                            40,012
27636                     MELDISCO K-M MANDEVILLE, LA., INC                                                               22,985
27637                     MELDISCO K-M JONESBORO, ARK., INC.                                                              13,632
27638                     MELDISCO K-M HUNT RD., OHIO, INC.                                                               15,445
27639                     MELDISCO K-M LOVELAND, COLO., INC.                                                              12,373
27640                     SANDY HOLLOW RD., ILL., MELDISCO K-M, INC.                                                      15,479
27641                     VERMILION ST., ILL., MELDISCO K-M, INC.                                                         12,301
27642                     STERLING, ILL., MELDISCO K-M, INC.                                                               9,191
27643                     SPRINGFIELD, ILL., MELDISCO K-M, INC.                                                           10,703
27644                     ROCKFORD, ILL., MELDISCO K-M, INC.                                                               9,430
27645                     QUINCY, ILL., MELDISCO K-M, INC.                                                                17,511
27646                     PERU TWP., ILL., MELDISCO K-M, INC.                                                              8,257
27647                     PEKIN ILL., MELDISCO K-M, INC.                                                                  11,637
27648                     PALATINE, ILL., MELDISCO K-M, INC.                                                              16,198

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27649                     NAPERVILLE, ILL., MELDISCO K-M, INC.                                                            17,207
27650                     MILES SHOES MENDISCO K-M DYER ST., EL PASO, TEXAS, INC.                                         21,772
27651                     MELDISCO K-M FT. OGLETHORPE, GA., INC.                                                          20,201
27652                     MELDISCO K-M DEWITT, N.Y., INC.                                                                 14,835
27653                     MELDISCO K-M DIVISION ST. W. VA., INC.                                                          10,624
27654                     MELDISCO K-M DONELSON, TENN, INC.                                                               12,886
27655                     MELDISCO K-M DOTHAN, ALA., INC.                                                                  9,335
27656                     MELDISCO K-M DOVER, DEL., INC.                                                                  14,108
27657                     MELDISCO K-M DULUTH, MINN., INC.                                                                 7,447
27658                     MELDISCO K-M E. 51ST ST., OKLA., INC.                                                           11,393
27659                     MELDISCO K-M E. BALTIMORE ST., MD., INC.                                                        31,063
27660                     MELDISCO K-M E. BROAD ST., ALA., INC.                                                           10,849
27661                     MELDISCO K-M E. HIGH ST., PA., INC.                                                             13,207
27662                     MELDISCO K-M E. MAIN ST., ARIZ., INC.                                                           20,016
27663                     MELDISCO K-M E. MARIPOSA RD., CA., INC.                                                         27,116
27664                     MELDISCO K-M ENGLEWOOD, OHIO, INC.                                                              11,227
27665                     MELDISCO K-M ENID, OKLA., INC.                                                                  17,366
27666                     MELDISCO K-M EXTON, PA., INC.                                                                    9,426
27667                     MELDISCO K-M CLEMENTON, N.J., INC.                                                              22,206
27668                     MELDISCO K-M COLISEUM BLVD N IND INC                                                            16,973
27669                     MELDISCO K-M COMSTOCK TWP., MICH., INC.                                                              0
27670                     MELDISCO K-M CONCORD AVE., CALIF., INC.                                                         23,250
27671                     MELDISCO K-M CORAOPOLIS, PA., INC.                                                              11,460
27672                     MELDISCO K-M CORONA, CALIF., INC.                                                               13,356
27673                     MELDISCO K-M CORUNNA, MICH., INC.                                                               11,787
27674                     MELDISCO K-M CROFTON, MD., INC.                                                                 25,171
27675                     MELDISCO K-M CROMWELL, CONN., INC.                                                              28,127
27676                     MELDISCO K-M DALTON, GA., INC.                                                                  13,051
27677                     MELDISCO K-M DAWSON RD., GA., INC.                                                              18,769
27678                     MELDISCO K-M DAYTON, OHIO, INC.                                                                 14,642
27679                     Lafayette Feet, Inc.                                                                                 0
27680                     Springfield Feet, Inc.                                                                          27,052
27681                     Shreveport Feet, Inc.                                                                                0
27682                     Laredo Feet, Inc.                                                                                    0
27683                     Covington Feet, Inc.                                                                            12,821
27684                     Ft. Myers Feet, Inc.                                                                               900
27685                     Morrow Feet, Inc.                                                                                    0
27686                     Mesquite Feet, Inc.                                                                              4,734
27687                     New Orleans Feet, Inc.                                                                               0
27688                     La Mesa Feet, Inc.                                                                                   0
27689                     Tempe Feet, Inc.                                                                                 9,181
27690                     San Diego Feet, Inc.                                                                                 0
27691                     Hialeah Feet, Inc.                                                                                   0
27692                     Houston Feet, Inc.                                                                                   0
27693                     Almeda Feet, Inc.                                                                                    0
27694                     East Towne Mall Feet, Inc.                                                                           0
27695                     Aventura Feet, Inc.                                                                                  0
27696                     Oklahoma City Feet, Inc.                                                                             0
27697                     Savannah Feet, Inc.                                                                                  0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27698                     Little Rock Feet, Inc.                                                                               0
27699                     Vista Feet, Inc.                                                                                     0
27700                     Austell Feet, Inc.                                                                                   0
27701                     West Palm Feet, Inc.                                                                                 0
27702                     Brownsville Feet, Inc.                                                                               0
27703                     Hurst Feet, Inc.                                                                                     0
27704                     Riverchase Feet, Inc.                                                                                0
27705                     Whitehall Feet, Inc.                                                                                 0
27706                     Princeton Feet, Inc.                                                                                 0
27707                     Southwest Freeway Feet, Inc.                                                                    10,531
27708                     Daytona Beach Feet, Inc.                                                                             0
27709                     Alpharetta Feet, Inc.                                                                                0
27710                     MELDISCO - GORD 4731 WEST LAWRENCE, WI., INC.                                                        0
27711                     Desert Ridge Feet, Inc.                                                                         12,737
27712                     Montgomery Feet, Inc.                                                                           13,610
27713                     Norman Feet, Inc.                                                                                    0
27714                     MELDISCO K-M MURDOCK, FL., INC.                                                                 18,666
27715                     MELDISCO K-M MTN. LAUREL PLAZA, PA., INC.                                                       12,236
27716                     MELDISCO K-M MISSION, TX., INC.                                                                 39,085
27717                     MELDISCO K-M MILFORD, MI., INC.                                                                 10,687
27718                     MELDISCO K-M MOJAVE, CA., INC.                                                                  22,321
27719                     MELDISCO K-M MT. VERNON, OHIO, INC.                                                             10,157
27720                     MELDISCO K-M 560 S. JEFFERSON AVE., TN., INC.                                                   10,802
27721                     MELDISCO K-M 600 N.E. BARRY RD., MO., INC.                                                      10,049
27722                     MELDISCO K-M 453 E. MAIN ST., GA., INC.                                                         12,613
27723                     CHICAGO ADDISON, IL., MELDISCO K-M, INC.                                                        51,039
27724                     MELDISCO K-M BAD AXE, MICH., INC.                                                                8,147
27725                     GALESBURG, ILL., MELDISCO K-M, INC.                                                             10,130
27726                     CHICAGO, ILL., MELDISCO K-M, INC.                                                               53,418
27727                     MCHENRY, IL., MELDISCO K-M , INC.                                                                9,584
27728                     CANTON, ILL., MELDISCO K-M, INC.                                                                10,683
27729                     1880 S.W. AVE., IL., MELDISCO K-M INC.                                                          10,771
27730                     MELDISCO K-M 610 ROUTE 940 PA., INC.                                                             8,087
27731                     MELDISCO K-M 5TH ST. HWY., PA., INC.                                                            25,288
27732                     MELDISCO K-M 723 3RD AVE., IN., INC.                                                            14,699
27733                     MELDISCO K-M GAYLORD, MICH., INC                                                                 7,257
27734                     MELDISCO K-M RICE LAKE, WISC., INC.                                                              8,351
27735                     MELDISCO K-M 367 WASHINGTON ST., NH., INC.                                                       8,604
27736                     MELDISCO K-M 625 HWY. #136, WI., INC.                                                            5,837
27737                     MELDISCO K-M 710 CHICAGO DRIVE, MI., INC.                                                       13,117
27738                     MELDISCO K-M 335 E. BASELINE RD., AZ., INC.                                                     35,785
27739                     MELDISCO K-M 815 E. INNES ST., NC., INC.                                                        10,351
27740                     MELDISCO K-M 830 MAIN ST., ME., INC.                                                             4,340
27741                     MELDISCO K-M 2 CAMPBELL RD. N.Y., INC.                                                          11,249
27742                     MELDISCO K-M 27TH AVE., FL., INC.                                                               13,794
27743                     MELDISCO K-M 101 TOWN & COUNTRY LANE, KY., INC.                                                 10,034
27744                     MELDISCO K-M 104 WATSON GLENN SHOPPING CTR., TN., INC.                                          12,346
27745                     MELDISCO K-M 300 BRIGHTON AVE., PA., INC.                                                       14,782
27746                     2700 PLAINFIELD RD., IL., MELDISCO K-M, INC.                                                    17,149

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27747                     ASHLAND AVE., IL., MELDISCO K-M, INC.                                                           38,049
27748                     MELDISCO K-M 875 GREENTREE ROAD,  PA., INC.                                                      9,215
27749                     MACOMB, ILL., MELDISCO K-M, INC.                                                                 8,491
27750                     MELDISCO K-M 1292 INDIANA AVE., OH., INC.                                                        8,805
27751                     MELDISCO K-M 1317 TUSCULUM BLVD., TN., INC.                                                     17,766
27752                     MELDISCO K-M 1000 N. MAIN ST., OH., INC.                                                         9,816
27753                     MELDISCO K-M 1250 PERRY ST., MI., INC.                                                           8,688
27754                     MELDISCO K-M 103 OAK AVE., WI., INC.                                                             4,997
27755                     MELDISCO - MCE 100 ROUTE 46, NJ., INC.                                                               0
27756                     MELDISCO K-M 312 CONSTITUTION DR., VA., INC.                                                    11,643
27757                     MELDISCO K-M 50TH & WADENA, MN., INC.                                                           12,802
27758                     MELDISCO K-M 1140 E. JOHN SIMS PKWY., FL., INC.                                                 15,246
27759                     MELDISCO K-M 1205 FORDHAM DRIVE, INC.                                                           10,402
27760                     MILES SHOES MELDISCO MILLS AVE., GREENVILLE, S.C., INC.                                         17,602
27761                     MILES SHOES MELDISCO CENTRAL AVE., TOLEDO, OHIO, INC.                                           11,537
27762                     MILES SHOES MELDISCO CHARLOTTESVILLE, VA., INC.                                                 25,683
27763                     MILES SHOES MELDISCO PATTON AVE., ASHEVILLE, N.C., INC.                                         19,424
27764                     MILES SHOES MELDISCO AMITY GARDENS, N.C., INC.                                                  20,940
27765                     MILES SHOES MELDISCO WARD'S RD. LYNCHBURG, VA., INC.                                            15,362
27766                     MELDISCO K-M RANDOLPH ST., N.C., INC.                                                            7,983
27767                     MILES SHOES MELDISCO RIVERSIDE DR. DANVILLE, VA., INC.                                          14,099
27768                     MILES SHOES MELDISCO K-M 4TH AVE. CHARLESTON, W. VA., INC.                                      15,336
27769                     MILES SHOES MELDISCO K-M BEECHMONT AVE., CINN., OHIO, INC.                                      14,042
27770                     MILES SHOES MELDISCO CAPITAL AVE. B.C., MICH., INC.                                             12,964
27771                     MILES SHOES MELDISCO K-M WADE HAMPTON BLVD GREENVILLE, SC, INC.                                 11,139
27772                     MILES SHOES MELDISCO WATERLOO, IOWA, INC.                                                       16,715
27773                     MILES SHOES MELDISCO W. PL. RD., ALT., PA., INC.                                                24,007
27774                     MILES SHOES MELDISCO U.S.10 SAGINAW, MICH., INC.                                                10,545
27775                     MILES SHOES MELDISCO NAVARRE RD., OREGON, OHIO, INC.                                            15,837
27776                     MILES SHOES MELDISCO MT. MORRIS, FLINT, MICH., INC.                                             26,760
27777                     MELDISCO K-M SALISBURY, MD., INC.                                                               10,941
27778                     SHOE ZONE #8437, INC.                                                                              100
27779                     MILES SHOES MELDISCO MILLER RD., FLINT, MICH., INC.                                              9,775
27780                     MILES SHOES MELDISCO K-M WALDEN AVE., BUFF., N.Y., INC.                                         17,480
27781                     MILES SHOES MELDISCO CORONADO ALBURQUERQUE, NM., INC.                                           23,873
27782                     MILES SHOES DETTMAN RD. JACKSON MICH., INC.                                                     11,492
27783                     MILES SHOES MELDISCO 4200 W. KELLOGG, WICHITA, KAN., INC.                                       11,961
27784                     MILES SHOES MELDISCO BAY CITY, MICH., INC.                                                      13,900
27785                     MILES SHOES MELDISCO DORT H'WAY FLINT, MICH., INC.                                              12,581
27786                     MILES SHOES MELDISCO FREEDOM DR., CHARLOTTE, N.C., INC.                                         17,613
27787                     MILES SHOES MELDISCO HOLLAND DR., SAGINAW, MICH., INC.                                               0
27788                     Gainesville Feet, Inc.                                                                             900
27789                     Kennesaw Feet, Inc.                                                                                  0
27790                     Hollywood Feet, Inc.                                                                                 0
27791                     Florida Mall Feet, Inc.                                                                              0
27792                     Fayetteville Feet, Inc.                                                                              0
27793                     Duluth Feet, Inc.                                                                                    0
27794                     Chattanooga Feet, Inc.                                                                               0
27795                     Bannister Feet, Inc.                                                                            22,712

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27796                     novusta Feet, Inc.                                                                                   0
27797                     McAllen Feet, Inc.                                                                                   0
27798                     Overland Park Feet, Inc.                                                                             0
27799                     Miami Feet, Inc.                                                                                   900
27800                     Stonecrest Feet, Inc.                                                                                0
27801                     SAN YSIDRO FEET, INC.                                                                                0
27802                     San Antonio Feet, Inc.                                                                               0
27803                     Sunrise Feet, Inc.                                                                                   0
27804                     The Forum at Olympia Parkway Feet, Inc.                                                              0
27805                     Altamonte Springs Feet, Inc.                                                                       900
27806                     Galleria Feet, Inc.                                                                                  0
27807                     Antioch Feet, Inc.                                                                                   0
27808                     River Ridge Feet, Inc.                                                                           8,559
27809                     Quebec Square Feet, Inc.                                                                             0
27810                     Huntsville Feet, Inc.                                                                           10,236
27811                     Market Plaza Feet, Inc.                                                                              0
27812                     Memphis Feet, Inc.                                                                                   0
27813                     MELDISCO K-M LEE'S SUMMIT, MO., INC.                                                            11,470
27814                     MELDISCO K-M MOON TOWNSHIP, PA., INC.                                                           14,512
27815                     MELDISCO K-M WILLOW ST., PA., INC.                                                              17,231
27816                     MELDISCO K-M RIVERTON, WYO., INC.                                                                8,305
27817                     MELDSICO K-M NORTHSIDE DR. E., GA., INC.                                                         9,170
27818                     MELDISCO K-M NEW SMYRNA BEACH, FLA., INC.                                                       10,797
27819                     MELDISCO K-M MT. PLEASANT, PA., INC.                                                            10,221
27820                     MELDISCO K-M MAAG AVE., CA., INC.                                                               23,628
27821                     MELDISCO K-M MACON, GA., INC.                                                                   17,867
27822                     Southwyck Fan Club, Inc.                                                                             0
27823                     MELDISCO K-M MADISON, N.C., INC.                                                                 7,754
27824                     MELDISCO K-M MAIN ST., CA., INC.                                                                20,007
27825                     MELDISCO K-M MALL DRIVE, OH., INC.                                                               6,037
27826                     MELDISCO K-M LOS ANGELES, CA., INC.                                                             56,907
27827                     MELDISCO K-M LANCASTER, S.C., INC.                                                              10,175
27828                     MELDISCO K-M N. BROAD ST., N.C., INC.                                                            8,867
27829                     MELDISCO K-M MIDDLE ISLAND, N.Y., INC.                                                          14,268
27830                     MELDISCO K-M LUTZ, FL., INC.                                                                     9,306
27831                     PARKCHESTER FOOTACTION, INC.                                                                         9
27832                     MELDISCO - BM 400 COLUMBIA CENTER, WA., INC.                                                         0
27833                     MELDISCO K-M COEUR D'ALENE, IDAHO, INC.                                                         14,917
27834                     MELDISCO K-M CLAYTON RD., CA., INC.                                                             21,683
27835                     MELDISCO K-M CHESAPEAKE, VA., INC.                                                              21,736
27836                     MELDISCO K-M CAMARILLO, CA., INC.                                                               20,115
27837                     MELDISCO K-M BROOMFIELD, COLO, INC.                                                             10,131
27838                     MELDISCO K-M BEMIDJI, MINN., INC.                                                                7,922
27839                     MELDISCO K-M BELLEVILLE, N.J., INC.                                                             47,522
27840                     MELDISCO K-M BECKLEY W. VA., INC.                                                               13,612
27841                     Security Square Mall Footaction, Inc.                                                                0
27842                     San Jacinto Footaction, Inc.                                                                         0
27843                     Salmon Run Fan Club, Inc.                                                                            0
27844                     Rockaway Open Country, Inc.                                                                          0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27845                     Rivergate Mall Footaction, Inc.                                                                      0
27846                     Parmatown Fan Club, Inc.                                                                             0
27847                     Paterson Main Footaction, Inc.                                                                       0
27848                     Southland Terrace Footaction, Inc.                                                                   0
27849                     Southland Mall Footaction, Inc.                                                                     25
27850                     Providence County Fan Club, Inc.                                                                     0
27851                     Post Oak Mall Footaction, Inc.                                                                       0
27852                     Pico Rivera Footaction, Inc.                                                                         0
27853                     PHILADELPHIA FOOTACTION, INC.                                                                        0
27854                     Permian Mall Footaction, Inc.                                                                        0
27855                     Pecanland Mall Footaction, Inc.                                                                      0
27856                     Studio Village Footaction, Inc.                                                                      0
27857                     Staten Island Fan Club, Inc.                                                                         0
27858                     Springfield Mall Footaction, Inc.                                                                    0
27859                     Northwoods Mall Footaction, Inc.                                                                     0
27860                     Swansea Fan Club, Inc.                                                                               0
27861                     Sunrise Footaction, Inc.                                                                             0
27862                     MELDISCO K-M BRADENTON, FLA., INC.                                                              14,544
27863                     MELDISCO K-M N. GRATIOT AVE., MICH., INC.                                                        9,960
27864                     MELDISCO K-M CAPE CORAL, FLA., INC.                                                             13,994
27865                     MELDISCO K-M VERO BEACH, FLA., INC.                                                             11,684
27866                     MELDISCO K-M BATH, N.Y., INC.                                                                   11,822
27867                     MELDISCO K-M JERSEY CITY, N.J., INC.                                                            33,100
27868                     LOCKPORT, ILL., MELDISCO K-M, INC.                                                               9,932
27869                     MELDISCO K-M FT. SMITH, ARK., INC.                                                              13,565
27870                     MELDISCO K-M GREENWICH, N.Y., INC.                                                               6,862
27871                     MELDISCO K-M CALHOUN, GA., INC.                                                                  9,050
27872                     MELDISCO K-M GLENWOOD SPRINGS, COLO., INC.                                                       8,660
27873                     MELDISCO K-M ARTESIA, N. M., INC.                                                               14,360
27874                     MELDISCO K-M XENIA, OHIO, INC.                                                                   8,664
27875                     MELDISCO K-M REXBURG, IDAHO, INC.                                                                7,982
27876                     MELDISCO K-M GRAND RAPIDS, MINN., INC.                                                           7,334
27877                     MELDISCO K-M ONTARIO,CA., INC.                                                                  26,698
27878                     MELDISCO K-M GRETNA, LA., INC.                                                                  18,253
27879                     MELDISCO K-M SPRINGFIELD, OHIO, INC.                                                             6,791
27880                     MELDISCO K-M SHAWNEE, OKLA., INC.                                                               15,700
27881                     Summit Place Fan Club, Inc.                                                                          0
27882                     Northgate - Seattle Open Country, Inc.                                                               0
27883                     North Milwaukee Avenue Footaction, Inc.                                                          4,791
27884                     Newport Center Fan Club, Inc.                                                                        0
27885                     Temple Footaction, Inc.                                                                              0
27886                     Tanglewood Mall R#14 Footaction, Inc.                                                                0
27887                     Media City Fan Club, Inc.                                                                            0
27888                     MEMORIAL CITY UPRISE, INC.                                                                           0
27889                     Melbourne Square Fan Club, Inc.                                                                      0
27890                     Montebello Fan Club, Inc.                                                                            0
27891                     Montclair Fan Club, Inc.                                                                             0
27892                     Miami International Fan Club, Inc.                                                                   0
27893                     Mesilla Valley Mall Footaction, Inc.                                                                 0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27894                     Menlo Park Thom McAn, Inc.                                                                           0
27895                     Richland Mall Footaction, Inc.                                                                       0
27896                     Raleigh Springs Footaction, Inc.                                                                 1,173
27897                     The Landings Footaction, Inc.                                                                       50
27898                     Wrigley Marketplace Footaction, Inc.                                                                25
27899                     Eastpoint Mall Footaction, Inc.                                                                      0
27900                     Footaction Gulfgate Mall, Inc.                                                                       0
27901                     White Marsh Open Country, Inc.                                                                       0
27902                     ARLINGTON UPRISE, INC.                                                                               0
27903                     Wiregrass Commons Footaction, Inc.                                                                 905
27904                     WOODLANDS UPRISE, INC.                                                                               0
27905                     JESSAMINE FOOTACTION, INC.                                                                           0
27906                     Jefferson Village Footaction, Inc.                                                                   0
27907                     Jefferson Footaction, Inc.                                                                          15
27908                     Iverson Mall Footaction, Inc.                                                                        0
27909                     Hilltop Footaction, Inc.                                                                           250
27910                     MELDISCO K-M MCALLEN, TX., INC.                                                                 29,787
27911                     MELDISCO K-M MAUSTON, WI., INC.                                                                  8,740
27912                     MELDISCO K-M MARTELL, CA., INC.                                                                 11,391
27913                     MELDISCO K-M MARSHALLTOWN, IOWA, INC.                                                            9,400
27914                     MELDISCO K-M EUREKA, CA, INC.                                                                   16,481
27915                     MELDISCO K-M EL MONTE WAY, CA., INC.                                                            23,159
27916                     MELDISCO K-M ROCKLIN, CA., INC.                                                                 13,740
27917                     MELDISCO K-M NASHVILLE, TN., INC.                                                               21,141
27918                     MELDISCO K-M SCOTTS VALLEY, CA., INC.                                                           13,644
27919                     MELDISCO K-M N. CHINA LAKE BLVD., CA., INC.                                                     10,834
27920                     MELDISCO K-M METROTECH DR., VA., INC.                                                           18,519
27921                     MELDISCO K-M NATCHEZ, MS., INC.                                                                  8,862
27922                     MELDISCO K-M FREEDOM, CALIF., INC.                                                              26,825
27923                     MELDISCO K-M GEORGETOWN, KY., INC.                                                               6,851
27924                     MELDISCO K-M FAUKNER RD., CA., INC.                                                             13,106
27925                     MELDISCO K-M FRANKLIN, N.C., INC.                                                               11,273
27926                     MELDISCO K-M GENERAL BOOTH BLVD., VA., INC.                                                      9,558
27927                     MELDISCO K-M ROANOKE, VA., INC.                                                                 18,532
27928                     MELDISCO K-M NASHUA, NH., INC.                                                                  30,276
27929                     MELDISCO - MCE 630 OLD COUNTRY RD., NY., INC.                                                        0
27930                     MELDISCO K-M SAN GERMAN, P.R., INC.                                                             58,584
27931                     MELDISCO K-M SEBRING, FLA., INC.                                                                17,085
27932                     MELDISCO K-M SEMINOLE, FLA., INC.                                                               20,069
27933                     MELDISCO K-M ERIE HWY., OH., INC.                                                               16,062
27934                     MELDISCO K-M FAIRMONT, MN., INC.                                                                 6,933
27935                     MELDISCO K-M DOUGLAS AVE., WI., INC.                                                            10,976
27936                     MELDISCO K-M DUNDAS, MN., INC.                                                                   6,958
27937                     MELDISCO K-M DURHAM, NC., INC.                                                                  14,816
27938                     MELDISCO K-M EDGEWOOD, PA., INC.                                                                13,708
27939                     MELDISCO K-M DESERT HOT SPRINGS, CA., INC.                                                      26,200
27940                     MELDISCO K-M FONTANA, CA., INC.                                                                 36,167
27941                     MILES MELDISCO K-M CAPITAL DR., WISC., INC.                                                      7,248
27942                     MELDISCO K-M DELL RANGE BLVD., WY., INC.                                                         8,268

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27943                     MELDISCO K-M DEVILS LK., N.D., INC.                                                              7,536
27944                     MELDISCO K-M ELKO, NV., INC.                                                                    10,706
27945                     MILES MELDISCO K-M BRAGG BLVD., N.C., INC.                                                      16,358
27946                     MILES MELDISCO K-M STONE-ROSE, N.C., INC.                                                       16,082
27947                     MELDISCO K-M SAN MATEO, CA., INC.                                                               33,457
27948                     MELDISCO K-M SANTA BARBARA, CA., INC.                                                           29,835
27949                     MELDISCO K-M SCOTT DEPOT, WV., INC.                                                             12,308
27950                     MELDISCO K-M MEDFORD, WI., INC.                                                                 10,646
27951                     MELDISCO K-M MERAUX, LA., INC.                                                                  28,294
27952                     MELDISCO K-M ROSEBURG, OR., INC.                                                                11,425
27953                     MELDISCO K-M N. COLUMBIA, GA., INC.                                                              7,601
27954                     MELDISCO K-M S. MADISON AVE., GA., INC.                                                          9,574
27955                     MELDISCO K-M N. COURT ST., OH., INC.                                                            15,030
27956                     MONTGOMERY, IL., MELDISCO K-M, INC.                                                             24,912
27957                     Eastland-Columbus Footaction, Inc.                                                                   0
27958                     Seminary South Footaction, Inc.                                                                    109
27959                     Regency Square Footaction, Inc.                                                                      0
27960                     Elizabeth Footaction, Inc.                                                                           0
27961                     Baton Rouge Footaction, Inc.                                                                         0
27962                     Coddingtown Footaction, Inc.                                                                       833
27963                     Florin Center Footaction, Inc.                                                                       0
27964                     Arsenal Footaction, Inc.                                                                             0
27965                     Florida Mall Footaction, Inc.                                                                        0
27966                     Bakersfield Footaction, Inc.                                                                         0
27967                     Beaver Mall Footaction, Inc.                                                                         0
27968                     Woodland Hills Footaction, Inc.                                                                      0
27969                     Greenmount Footaction, Inc.                                                                          0
27970                     Mccreeless Mall Footaction, Inc.                                                                     0
27971                     North Riverside Fan Club, Inc.                                                                       0
27972                     Northgate - Durham Footaction, Inc.                                                                  0
27973                     Brunswick Square Footaction, Inc.                                                                    0
27974                     Burlington Center (N.J.) Footaction, Inc.                                                            0
27975                     Colonial Heights Footaction, Inc.                                                                    0
27976                     CENTURY FOOTACTION, INC.                                                                             0
27977                     Southland-Hayward Footaction, Inc.                                                                   0
27978                     Coral Square Footaction, Inc.                                                                        0
27979                     Ross Park Mall Footaction, Inc.                                                                      0
27980                     Braintree Footaction, Inc.                                                                           0
27981                     Belden Footaction, Inc.                                                                              0
27982                     Brazos Mall Footaction, Inc.                                                                         0
27983                     Granger Footaction, Inc.                                                                             0
27984                     Greenbrier Mall Footaction, Inc.                                                                   210
27985                     Tacoma Mall Footaction, Inc.                                                                        59
27986                     Cheltenham Square Footaction, Inc.                                                                   0
27987                     Oxford Valley Mall Footaction, Inc.                                                                  0
27988                     MELDISCO - MCE 500 GARDEN STATE PLAZA, NJ., INC.                                                     0
27989                     Southern Park Footaction, Inc.                                                                       0
27990                     Shannon Footaction, Inc.                                                                             0
27991                     Pearlridge Footaction, Inc.                                                                          0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27992                     Orange Park (FLA.) Footaction, Inc.                                                                  0
27993                     Midland Park Footaction, Inc.                                                                        0
27994                     Ridgedale Fan Club, Inc.                                                                             0
27995                     Peabody Open Country, Inc.                                                                           0
27996                     Chicago Ridge Footaction                                                                             0
27997                     Menlo Park Fan Club, Inc.                                                                            0
27998                     Merritt Island Footaction. Inc.                                                                      0
27999                     Md., Wheaton Footaction, Inc.                                                                        0
28000                     Biltmore Square Footaction, Inc.                                                                     0
28001                     Harlem-Irving Footaction, Inc.                                                                       0
28002                     Ingram Park Footaction, Inc.                                                                         0
28003                     Macon Mall Footaction, Inc.                                                                          0
28004                     Virginia Center Commons Footaction, Inc.                                                             0
28005                     Miami Flagler Footaction, Inc.                                                                       0
28006                     CT Post Fan Club, Inc.                                                                               0
28007                     Covina (Cal.) Footaction, Inc.                                                                      25
28008                     Christiana Footaction, Inc.                                                                          0
28009                     Manassas Footaction                                                                                  0
28010                     Governor's Square Footaction, Inc.                                                                   0
28011                     Sunland Park Footaction, Inc.                                                                        0
28012                     Denton Footaction, Inc.                                                                              0
28013                     Broadway Footaction, Inc.                                                                            0
28014                     Cutler Ridge Mall Footaction, Inc.                                                                   0
28015                     MELDISCO K-M CHEMLSFORD, MASS., INC.                                                            18,125
28016                     MELDISCO K-M CHALKVILLE MTN. RD., AL., INC.                                                      9,169
28017                     MELDISCO K-M CHAGRIN FALLS, OH., INC.                                                            7,172
28018                     MELDISCO K-M CARROLL, IOWA, INC.                                                                11,520
28019                     MELDISCO K-M CANTON, GA., INC.                                                                  14,687
28020                     MELDISCO K-M CAMDEN, S.C., INC.                                                                  7,036
28021                     MELDISCO K-M BREVARD RD., N.C., INC.                                                            14,946
28022                     MELDISCO K-M BRIGHTON, COLO., INC.                                                              10,982
28023                     MELDISCO K-M BRYAN, OHIO, INC.                                                                   8,903
28024                     MELDISCO K-M BUFORD, GA., INC.                                                                  21,106
28025                     MELDISCO K-M BURBANK, CA., INC.                                                                 35,913
28026                     MELDISCO K-M AUSTIN, MINN., INC.                                                                10,368
28027                     MELDISCO K-M ATWATER, CA., INC.                                                                 19,710
28028                     MELDISCO K-M ATTLEBORO FALLS, MASS., INC.                                                       38,249
28029                     MELDISCO K-M BURTON LANE, IN., INC.                                                              9,195
28030                     MELDISCO K-M BURLINGTON, WI., INC.                                                               7,372
28031                     MELDISCO K-M BURLINGTON, WA., INC.                                                              11,506
28032                     MELDISCO K-M BURLINGTON PIKE, KY., INC.                                                         14,531
28033                     MELDISCO K-M CALLAWAY, FLA., INC.                                                                9,818
28034                     MELDISCO K-M BUTTE, MT., INC.                                                                    8,588
28035                     MELDISCO K-M CHESTER, VA., INC.                                                                 16,077
28036                     MELDISCO K-M BLUEFIELD, W.VA., INC.                                                             12,147
28037                     MELDISCO K-M BONITA SPRINGS, FL., INC.                                                          18,743
28038                     MELDISCO K-M AMERICAN FORK, UT., INC.                                                            7,787
28039                     MELDISCO K-M ANOKA, MN., INC.                                                                   10,346
28040                     MELDISCO K-M APPLE VALLEY, CA., INC.                                                            14,766

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28041                     MELDISCO K-M ARECIBO, PR., INC.                                                                 66,690
28042                     MELDISCO K-M ARROYO GRANDE, CA., INC.                                                           13,735
28043                     MELDISCO K-M ASHTABULA, OHIO, INC.                                                              12,229
28044                     MELDISCO K-M ATASCADERO, CA., INC.                                                              23,169
28045                     MELDISCO K-M BLACKSBURG, VA., INC.                                                               8,904
28046                     MELDISCO K-M BIG BEAR LAKE, CA., INC.                                                           15,893
28047                     MELDISCO K-M BELLEVIEW, FL., INC.                                                               16,536
28048                     MELDISCO K-M BELL AVE., WI., INC.                                                               10,943
28049                     MELDISCO K-M BANNING, CA., INC.                                                                 23,038
28050                     MELDISCO K-M CHESTERTON IND INC                                                                  8,243
28051                     MELDISCO K-M BALLWIN, MO., INC.                                                                 11,086
28052                     MELDISCO K-M ASHEVILLE, N.C., INC.                                                               7,034
28053                     MELDISCO K-M NEW ALBANY IN INC                                                                  12,020
28054                     MELDISCO K-M SPRINGFIELD, VA., INC.                                                             17,883
28055                     MELDISCO K-M RICHFIELD, UT., INC.                                                                7,861
28056                     MELDISCO K-M ST. PETERSBURG, FLA., INC.                                                         14,880
28057                     MELDISCO K-M RICHFIELD, MINN., INC.                                                              7,971
28058                     MELDISCO K-M WILLMAR, MINN., INC.                                                                7,091
28059                     MELDISCO K-M MAULDIN, S.C., INC.                                                                12,358
28060                     MELDISCO K-M WARREN, PA., INC.                                                                   8,780
28061                     MELDISCO K-M FORT PAYNE, ALA., INC.                                                              7,629
28062                     MELDISCO K-M GALLIPOLIS, OHIO, INC.                                                              7,802
28063                     MELDISCO K-M PORT ORANGE, FLA., INC.                                                             9,443
28064                     MELDISCO K-M KATELLA AVE., CA., INC.                                                            21,168
28065                     MELDISCO K-M SAN JOSE BLVD., FLA., INC.                                                         14,300
28066                     MELDISCO K-M SOMERSET, N.J., INC.                                                               22,386
28067                     MELDISCO K-M INDIANA, PA., INC.                                                                  7,588
28068                     MELDISCO K-M OAKDALE, MINN., INC.                                                               10,928
28069                     MELDISCO K-M ITHACA, N.Y., INC.                                                                 11,480
28070                     MELDISCO K-M SOMERSET, KY., INC.                                                                16,298
28071                     MELDISCO K-M TEMPLE TERRACE, FLA., INC.                                                         19,487
28072                     MELDISCO K-M UNION LAKE, MICH., INC.                                                            11,804
28073                     MELDISCO K-M 5200 GLADIOLUS, DR., FLA., INC.                                                    15,927
28074                     MELDISCO K-M DUBOIS, PA., INC.                                                                  11,194
28075                     MELDISCO K-M TUCUMCARI, N. M., INC.                                                              5,378
28076                     MELDISCO K-M HIGH POINT, N.C., INC.                                                             13,969
28077                     MELDISCO K-M BAXTER, MINN., INC.                                                                     0
28078                     MELDISCO K-M DEPTFORD, N.J., INC.                                                               13,066
28079                     MELDISCO K-M PALM BAY, FLA., INC.                                                               13,251
28080                     MELDISCO K-M SPRINGDALE, ARK., INC.                                                             11,951
28081                     MELDISCO K-M PHILADELPHIA, PA., INC.                                                            34,251
28082                     MELDISCO K-M LODI, N.J., INC.                                                                   30,035
28083                     MELDISCO K-M CHEHALIS, WASH., INC.                                                              12,017
28084                     MELDISCO K-M BRADFORD, PA., INC.                                                                     0
28085                     MELDISCO K-M CARY, N.C., INC.                                                                   10,575
28086                     MELDISCO K-M CLIFTON HEIGHTS, PA., INC.                                                         25,947
28087                     MELDISCO K-M LODI, CA., INC.                                                                    17,687
28088                     MELDISCO K-M TORRINGTON, CONN., INC.                                                            15,297
28089                     MELDISCO K-M DICKSON, TENN., INC.                                                               10,898

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28090                     MELDISCO K-M CULLMAN, ALA., INC.                                                                10,592
28091                     MELDISCO K-M NORTH BLVD., N.C., INC.                                                            12,069
28092                     MELDISCO K-M ROUTE 10, MISS., INC.                                                              10,755
28093                     MELDISCO K-M OREGON AVE., PA., INC.                                                             39,353
28094                     MELDISCO K-M GOODLETTSVILLE, TN., INC.                                                          13,738
28095                     MELDISCO K-M BENSALEM, PA., INC.                                                                28,519
28096                     MELDISCO K-M N. TYLER ST., KS., INC.                                                            11,584
28097                     MELDISCO K-M PENSACOLA, FLA., INC.                                                              10,463
28098                     WEST FRANKFORT, ILL., MELDISCO K-M, INC.                                                        10,641
28099                     MELDISCO K-M RAINBOW CITY, ALA., INC.                                                            6,495
28100                     MELDISCO K-M MISSION BELL, FLA., INC.                                                            1,797
28101                     MELDISCO K-M ATHENS, ALA., INC.                                                                 11,615
28102                     MELDISCO K-M INDIANAPOLIS IN INC                                                                15,331
28103                     MELDISCO K-M LAYTON, UT., INC.                                                                  17,552
28104                     MELDISCO K-M JASPER, ALA., INC.                                                                 10,717
28105                     MELDISCO K-M SAN YSIDRO, CALIFORNIA., INC.                                                      53,060
28106                     MELDISCO K-M HWY 51 N WISC., INC.                                                               10,449
28107                     MELDISCO K-M PINOLE, CA., INC.                                                                  26,099
28108                     MELDISCO K-M GARFIELD, MICH., INC.                                                              19,327
28109                     MELDISCO K-M INTERNATIONAL FALLS, MN., INC.                                                      7,034
28110                     MELDISCO K-M LOGAN, UTAH., INC.                                                                 11,068
28111                     MELDISCO K-M AUBURN, CA., INC.                                                                  17,230
28112                     MELDISCO K-M LEECHBURG, PA., INC.                                                               10,772
28113                     MELDISCO K-M PORTLAND, TX., INC.                                                                20,309
28114                     MELDISCO K-M STREETSBORO, OH., INC.                                                              7,862
28115                     MELDISCO K-M SEVIERVILLE, TN., INC.                                                             12,418
28116                     MELDISCO K-M CONNEAUT, OH., INC.                                                                 4,918
28117                     MELDISCO K-M MADISON, OHIO, INC.                                                                 9,931
28118                     MELDISCO K-M GAS CITY IND INC                                                                   10,123
28119                     MELDISCO K-M MARINE CITY, MI., INC.                                                             14,869
28120                     MELDISCO K-M ATLANTIC, IOWA, INC.                                                               10,420
28121                     MELDISCO K-M WINTER PARK, FLA., INC.                                                            14,795
28122                     MELDISCO K-M WAVELAND, MISS., INC.                                                              10,070
28123                     MELDISCO K-M ROSS CLARK CIRCLE, ALA., INC.                                                       7,314
28124                     MELDISCO K-M RUSSELLVILLE, ARK., INC.                                                           10,081
28125                     MELDISCO K-M OTTUMWA, IOWA, INC.                                                                 9,612
28126                     MELDISCO K-M MARYSVILLE, WA., INC.                                                              11,900
28127                     MELDISCO K-M OMAHA, NEB., INC.                                                                  13,282
28128                     MELDISCO K-M BUSINESS SPUR, MICH., INC.                                                          7,301
28129                     MELDISCO K-M PIQUA, OHIO, INC.                                                                   9,672
28130                     MELDISCO K-M MAYSVILLE, KY., INC                                                                11,035
28131                     WASHINGTON, ILL., MELDISCO K-M, INC.                                                             7,741
28132                     Colonial Feet, Inc.                                                                                  0
28133                     Laurel Centre Footaction, Inc.                                                                       0
28134                     Irving Footaction, Inc.                                                                              0
28135                     Carolina Footaction, Inc.                                                                          100
28136                     Canal and Bourbon St. Footaction, Inc.                                                               0
28137                     Longview Footaction, Inc.                                                                            0
28138                     Bonita Lakes Footaction, Inc.                                                                       25

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28139                     novusta Mall Footaction, Inc.                                                                        0
28140                     Eatontown Open Country, Inc.                                                                         0
28141                     CARY FOOTACTION, INC.                                                                                0
28142                     East Towne Mall Footaction, Inc.                                                                     0
28143                     Basset Center Footaction, Inc.                                                                       0
28144                     Raceway Fan Club, Inc.                                                                               0
28145                     Carousal Center Footaction, Inc.                                                                     9
28146                     Colonial Park Footaction, Inc.                                                                       0
28147                     Avenida Norte Footaction, Inc.                                                                       0
28148                     Bradley Square Footaction, Inc.                                                                      0
28149                     DEPTFORD FOOTACTION, INC.                                                                            0
28150                     Eastridge Mall Footaction, Inc.                                                                      0
28151                     Trumbull Park Fan Club, Inc.                                                                         0
28152                     Southpark Footaction, Inc.                                                                           0
28153                     Valley Hills Footaction, Inc.                                                                        0
28154                     West Oaks Footaction, Inc.                                                                           0
28155                     Northwest Footaction, Inc.                                                                           0
28156                     Village Mall Footaction, Inc.                                                                        0
28157                     Vintage Faire Footaction, Inc.                                                                       0
28158                     Redondo Beach Footaction, Inc.                                                                       0
28159                     River Ridge Mall Footaction, Inc.                                                                    0
28160                     Charlottesville Fashion Sq. Footaction, Inc.                                                         0
28161                     MILES MELDISCO K-M GARDEN CITY, MICH., INC.                                                     35,401
28162                     MILES MELDISCO K-M IOWA ST., CALIF., INC.                                                       21,918
28163                     LOVES PARK, ILL., MELDISCO K-M, INC.                                                            11,167
28164                     MELDISCO K-M AURORA, COLO., INC.                                                                38,639
28165                     MILES MELDISCO K-M EVERETT, WASH., INC.                                                         20,732
28166                     MILES MELDISCO K-M FILMORE COLORADO, INC.                                                       16,779
28167                     MILES MELDISCO K-M FITCHBURG MA, INC.                                                           22,760
28168                     MILES MELDISCO K-M FLORISSANT, MO., INC.                                                        23,489
28169                     MILES MELDISCO K-M FORT COLLINS, COLO., INC.                                                     8,046
28170                     MILES MELDISCO K M FORT WAYNE IND INC                                                           13,113
28171                     MILES MELDISCO K-M FRUITVILLE, PA., INC.                                                        23,187
28172                     Eastgate Footaction, Inc.                                                                            0
28173                     Dolphin Mall Footaction, Inc.                                                                        0
28174                     MILES MELDISCO K-M FT LAUDERDALE INC                                                            32,062
28175                     MELDISCO K-M AUBURN, MAINE, INC.                                                                17,928
28176                     MELDISCO K-M ALBANY, ORE., INC.                                                                 11,046
28177                     MELDISCO K-M ANNANDALE, VA., INC.                                                               51,665
28178                     MELDISCO K-M 6101 NORTH MILITARY, VA., INC.                                                     27,504
28179                     MELDISCO K-M 3610 PECK RD., CA., INC.                                                           33,099
28180                     MELDISCO K-M 6015 CYPRUS GARDENS BLVD., FL., INC.                                               16,381
28181                     MELDISCO K-M 1998 BRUCKNER BLVD., NY., INC.                                                     51,355
28182                     MELDISCO K-M 2280 OCEAN AVE., N.Y., INC.                                                        36,745
28183                     MELDISCO K-M 2643 PONCE BY-PASS, NY., INC.                                                      72,181
28184                     MELDISCO K-M 3247 W. MINERAL KING AVE., CA., INC.                                               16,537
28185                     MELDISCO K-M 3901 HOLLAND RD., VA., INC.                                                        23,647
28186                     MELDISCO K-M 4651 SO. U.S. HWY. 41, IN., INC.                                                   20,239
28187                     MELDISCO K-M 4340 OKEECHOBEE BLVD., FL., INC.                                                   32,961

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28188                     MELDISCO K-M 4023 S. NOLAND, MO., INC.                                                          24,360
28189                     MELDISCO K-M 3901 LEMAY FERRY RD., MO., INC.                                                    27,569
28190                     MELDISCO K-M 1745 QUENTIN, PA., INC.                                                            15,973
28191                     MELDISCO K-M 3101 S. GLENSTONE, MO., INC.                                                       13,615
28192                     MELDISCO K-M 8730 RIO, CA., INC.                                                                26,019
28193                     MELDISCO K-M 8571 RIVERS AVE., S.C., INC.                                                       26,004
28194                     MELDISCO K-M 4855 SUMMIT RIDGE, NV., INC.                                                       12,311
28195                     MELDISCO K-M 5590 MABLETON PKWY., GA., INC.                                                     21,349
28196                     MELDISCO K-M 5750 NW 183RD ST., FL., INC.                                                       23,969
28197                     MELDISCO K-M 2900 BELLFLOWER BLVD., CA., INC.                                                   28,166
28198                     MELDISCO K-M 2855 DUNN RD., MO., INC.                                                           19,651
28199                     MELDISCO K-M 2999 SW 32ND AVE., FL., INC.                                                            0
28200                     MELDISCO K-M 7501 WEST WASHINGTON, NV., INC.                                                    27,502
28201                     MELDISCO K-M 3000 ISLAND AVE., PA., INC.                                                        20,834
28202                     MELDISCO K-M 2940 VETERANS BLVD., LA., INC.                                                     38,740
28203                     MELDISCO K-M 26100 GRATIOT AVE., MICH., INC.                                                    46,270
28204                     MELDISCO K-M 25301 ROCKAWAY BLVD., NY., INC.                                                    32,263
28205                     MELDISCO K-M 12713 TAMIAMI, FL., INC.                                                           16,005
28206                     MELDISCO K-M 8800 FRANKFORD AVE., PA., INC.                                                     20,720
28207                     MELDISCO K-M 20900 SO. MAIN ST., CA., INC.                                                      61,039
28208                     MELDISCO K-M BRONX, N.Y., INC.                                                                  73,867
28209                     MELDISCO K-M BRANSON, MO., INC.                                                                 24,141
28210                     MELDISCO K-M BISHOP, CA., INC.                                                                  18,086
28211                     MELDISCO K-M BLYTHE, CA., INC.                                                                  18,239
28212                     MELDISCO K-M BELL RD., AZ., INC.                                                                21,803
28213                     MELDISCO K-M 7055 E. BROADWAY, AZ., INC.                                                        43,987
28214                     MELDISCO K-M BURNSVILLE, MINN., INC.                                                             9,937
28215                     MELDISCO K-M BEDFORD IND INC                                                                     8,174
28216                     MELDISCO K-M BAYAMON, PR., INC.                                                                 91,799
28217                     MELDISCO K-M BATAVIA, N.Y., INC.                                                                18,239
28218                     MELDISCO K-M 3808 BRADY ST., IA., INC.                                                          14,361
28219                     MELDISCO K-M 3800 OAKWOOD BLVD., FL., INC.                                                      49,850
28220                     MELDISCO K-M 3625 E. 18TH ST., CA., INC.                                                        14,234
28221                     MELDISCO K-M BEAVER FALLS, PA., INC.                                                             7,024
28222                     MELDISCO K-M ANNAPOLIS, MD., INC.                                                               29,855
28223                     MELDISCO K-M AMHERST, OHIO, INC.                                                                33,386
28224                     MELDISCO K-M AMES, IOWA, INC.                                                                   11,228
28225                     MELDISCO K-M ALPENA, MICH, INC.                                                                  9,773
28226                     MELDISCO K-M ALLEGANY, N.Y., INC.                                                                9,696
28227                     MELDISCO K-M BARTOW RD., FLA., INC.                                                             16,539
28228                     MELDISCO K-M 8000 VICTOR PITTSFORD RD., N.Y., INC.                                              21,170
28229                     Lakeforest Fan Club, Inc.                                                                            0
28230                     Hanford Fan Club, Inc.                                                                               0
28231                     Greece Town Mall Fan Club, Inc.                                                                      9
28232                     Fox Valley Footaction, Inc.                                                                        219
28233                     Boulevard Mall Fan Club, Inc.                                                                        0
28234                     Harrisburg East Footaction, Inc.                                                                     0
28235                     Hattisburg Footaction, Inc.                                                                         25
28236                     Haywood Footaction, Inc.                                                                             0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28237                     Hulen Footaction, Inc.                                                                               0
28238                     INDEPENDENCE MALL FOOTACTION, INC.                                                                   0
28239                     Regency Square Footaction, Inc.                                                                    101
28240                     Serramonte Footaction, Inc.                                                                          0
28241                     Park City Footaction, Inc.                                                                           0
28242                     Prince George's Footaction, Inc.                                                                     0
28243                     Prien Lake Footaction, Inc.                                                                          0
28244                     MELDISCO/PAY LESS HINES, OR., INC.                                                                 814
28245                     Palm Beach Footaction, Inc.                                                                          0
28246                     Ocala Footaction, Inc.                                                                               0
28247                     Oxmoor Center Footaction, Inc                                                                        0
28248                     Cortana Footaction, Inc.                                                                             0
28249                     Emerald Square Footaction, Inc.                                                                      0
28250                     Fairlane Footaction, Inc.                                                                            0
28251                     Oakwood Footaction, Inc.                                                                             0
28252                     Cherry Hill Footaction, Inc.                                                                         0
28253                     Cloverleaf Footaction, Inc.                                                                        100
28254                     Coronado Center Footaction, Inc.                                                                     0
28255                     PLaza del Caribe Footaction, Inc.                                                                2,017
28256                     MILES MELDISCO K-M LINDBERGH ST. LOUIS, INC.                                                    23,898
28257                     MELDISCO K-M W. COVINA, CA., INC.                                                               19,954
28258                     MELDISCO K-M APPLE AVE., MICH., INC.                                                            18,946
28259                     MELDISCO K-M REDWOOD CITY, CA., INC.                                                            37,995
28260                     MELDISCO K-M HOUMA, LA., INC.                                                                   18,666
28261                     MELDISCO K-M MIDLAND, MICH., INC.                                                                8,920
28262                     LANSING, ILL., MELDISCO K-M, INC.                                                               20,643
28263                     MELDISCO K-M BEACON WOODS DR., FLA., INC.                                                       21,802
28264                     MELDISCO K-M VINELAND, N.J., INC.                                                               30,690
28265                     MELDISCO K-M POCATELLO, INC.                                                                     8,891
28266                     MELDISCO K-M FT. MYERS, FLA., INC                                                               18,898
28267                     MELDISCO K-M TEMPLE CITY, CA., INC.                                                             30,318
28268                     MELDISCO K-M CUDAHY, CALIF., INC.                                                               44,771
28269                     ROCK ISLAND, ILL., MELDISCO K-M, INC.                                                           13,721
28270                     MELDISCO K-M LITTLE CREEK RD., VA., INC.                                                        13,478
28271                     MELDISCO K-M BRIGHTON, MICH., INC.                                                               9,171
28272                     MELDISCO K-M LAPEER, MICH., INC.                                                                13,694
28273                     MELDISCO K-M FT. PIERCE, FLA., INC.                                                             16,887
28274                     MELDISCO K-M JACKSONVILLE, N.C., INC.                                                           10,789
28275                     SHERIDAN RD., ILL., MELDISCO K-M, INC.                                                          14,407
28276                     MELDISCO K-M SEDALIA, MO., INC.                                                                 12,702
28277                     MELDISCO K-M DRAYTON PLAINS, MICH., INC.                                                        21,938
28278                     MELDISCO K-M FOSTORIA, OHIO, INC.                                                                8,049
28279                     MELDISCO K-M CITRUS HEIGHTS, CA., INC.                                                          21,414
28280                     MELDISCO K-M ALAMOGORDO, N.M., INC.                                                              9,564
28281                     MELDISCO K-M CASA GRANDE, ARIZ., INC.                                                           18,470
28282                     MELDISCO K-M MADISONVILLE, KY., INC.                                                             5,524
28283                     MELDISCO K-M WARSAW IND INC                                                                     10,655
28284                     MELDISCO K-M OWNESBORO, KY., INC.                                                               13,945
28285                     MELDISCO K-M ELWOOD IND INC                                                                      7,840

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28286                     MELDISCO K-M MT. AIRY, N.C., INC.                                                                9,038
28287                     MELDISCO K-M OLATHE, KS., INC.                                                                  13,564
28288                     MELDISCO K-M ORANGE PARK, FLA., INC.                                                            11,844
28289                     MELDISCO K-M DECATUR, ALA., INC.                                                                15,099
28290                     MELDISCO K-M FT. MORGAN, COLO., INC.                                                             5,953
28291                     MELDISCO K-M ENOLA, PA., INC.                                                                    9,557
28292                     MELDISCO K-M FRONT ROYAL, VA., INC.                                                             19,787
28293                     MELDISCO K-M BALTIMORE CITY, MD., INC.                                                          21,091
28294                     MELDISCO K-M PALMETTO PK. RD., FLA., INC.                                                       26,482
28295                     MELDISCO K-M WICHITA, KS., INC.                                                                 13,703
28296                     MELDISCO K-M CLAY, N.Y., INC.                                                                    9,083
28297                     MELDISCO K-M GARDENDALE, ALA., INC.                                                              8,025
28298                     MELDISCO K-M PANAMA CITY, FLA., INC.                                                             9,406
28299                     MELDISCO K-M COVINGTON, VA., INC.                                                                5,915
28300                     MELDISCO K-M HARLINGEN, TX., INC.                                                               18,679
28301                     MELDISCO K-M REDLANDS, CA., INC.                                                                22,521
28302                     MELDISCO K-M ESCANABA, MICH., INC.                                                               7,201
28303                     MELDISCO K-M TRAVERSE CITY, MICH., INC.                                                         14,020
28304                     MELDISCO K-M GREECE, N.Y., INC.                                                                 19,757
28305                     MILES MELDISCO K-M SANDY BLVD., ORE., INC.                                                      21,343
28306                     MILES MELDISCO K-M SANTA MARIA, CALIF., INC.                                                    13,221
28307                     MILES MELDISCO K-M ST. CLAIR SHORES, INC.                                                       28,771
28308                     MILES MELDISCO K-M SAHARA AVE., NEVADA, INC.                                                    31,388
28309                     MILES MELDISCO K-M SACRAMENTO, CALIF., INC.                                                     25,430
28310                     MILES MELDISCO K-M SAN DIEGO, CALIF., INC.                                                      21,076
28311                     MILES MELDISCO K-M SALT LAKE CITY UTAH INC.                                                     12,768
28312                     MILES MELDISCO K-M SOUTH BEND, IND., INC.                                                       13,727
28313                     MILES MELDISCO K-M ROSWELL RD., GA., INC.                                                       27,470
28314                     MILES MELDISCO K-M SOUTH FORKS, N.D., INC.                                                      13,525
28315                     MILES MELDISCO K-M SALEM, N. H., INC.                                                           25,924
28316                     MILES MELDISCO K-M SPRAGUE AVE., WASH., INC.                                                    19,069
28317                     MILES MELDISCO K-M SHADELAND IND INC                                                            26,730
28318                     MILES MELDISCO K-M SHERMAN WAY, CALIF., INC.                                                    41,824
28319                     MILES MELDISCO K-M SIOUX FALLS S.D., INC.                                                       14,483
28320                     MILES MELDISCO K-M SO MADISON AVE IND INC                                                       26,079
28321                     MILES MELDISCO K-M WESTERN OR. PK., N.Y., INC.                                                       0
28322                     MILES MELDISCO K-M WAWATOSA, WISC., INC.                                                        17,223
28323                     MILES MELDISCO K-M SCOTIA, N.Y., INC.                                                            7,669
28324                     MILES MELDISCO K-M SCHOENHERR, MICH., INC.                                                      23,348
28325                     MILES MELDISCO K-M SCHENECTADY RD., N.Y., INC.                                                  11,191
28326                     MILES MELDISCO K-M SAVANNAH DR., GA., INC.                                                      13,884
28327                     MILES MELDISCO K-M STOCKTON, CAL., INC.                                                         25,651
28328                     MILES MELDISCO K-M STATE KANSAS CITY, KAN., INC.                                                23,284
28329                     MILES MELDISCO K-M ROSERY RD FLA INC                                                            13,341
28330                     MILES MELDISCO K-M ROCHESTER, MINN., INC.                                                        7,115
28331                     MILES MELDISCO K-M SEMORAN BLVD., FLA., INC.                                                    23,625
28332                     MILES MELDISCO K-M SCOTTSDALE, ARIZ., INC.                                                      18,010
28333                     MILES MELDISCO K-M STOW, OHIO, INC.                                                             10,026
28334                     MILES MELDISCO K-M TAMPA FLA INC                                                                16,515

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28335                     MILES MELDISCO K-M TARENTUM RD., PA., INC.                                                      21,118
28336                     MILES MELDISCO K-M TILGHAM ST., PA., INC.                                                       18,251
28337                     MILES MELDISCO K-M THOUSAND OAKS, CALIF., INC.                                                       0
28338                     MILES MELDISCO K-M TAYLORSVILLE, KY., INC.                                                      21,766
28339                     MILES MELDISCO K-M TEXAS ST., CALIF., INC.                                                      23,365
28340                     MILES MELDISCO K-M W. EVANS, ST., S.C., INC.                                                    12,092
28341                     MILES MELDISCO K-M VENTURA, CAL., INC.                                                          18,064
28342                     MILES MELDISCO K-M VERSAILLES, PA., INC.                                                        15,685
28343                     MILES MELDISCO K-M VIVIAN, MO., INC.                                                            12,769
28344                     MILES MELDISCO K-M VOLUSIA AVE., FLA., INC.                                                     21,236
28345                     MILES MELDISCO K-M TAYLOR, MICH., INC.                                                          33,999
28346                     MILES MELDISCO K-M TROY, MICH., INC.                                                            18,625
28347                     MILES MELDISCO K-M UNIVERSITY DR., N.D., INC.                                                   14,113
28348                     MILES MELDISCO K-M URBANDALE, IOWA, INC.                                                        13,499
28349                     MILES MELDISCO K-M W 1400 S UTAH INC.                                                           17,937
28350                     MELDISCO K-M  MANISTEE, MICH., INC.                                                             17,629
28351                     MELDISCO K-M BALTIMORE, MD., INC.                                                               23,907
28352                     MILES MELDISCO K-M YPSILANTI, MICH., INC.                                                        8,127
28353                     MILES MELDISCO K-M YAKIMA, WASH., INC.                                                          20,034
28354                     MILES MELDISCO K-M WILSON RD., CALIF., INC.                                                     28,655
28355                     MILES MELDISCO K-M YOUNGSTOWN, INC.                                                             11,396
28356                     MILES MELDISCO K-M WESTLAND, MICH., INC.                                                        24,466
28357                     MILES MELDISCO K-M WESTERN BLVD., N.C., INC.                                                    10,616
28358                     MILES MELDISCO K-M WEST RD., MICH., INC.                                                        12,903
28359                     MILES MELDISCO K-M WAUKESHA, WISC., INC.                                                         7,251
28360                     MELDISCO K-M PINEVILLE, LA., INC.                                                               17,839
28361                     MELDISCO K-M WILMINGTON, DE., INC.                                                              25,970
28362                     MELDISCO K-M ST. JOHNS, MI., INC.                                                                6,896
28363                     MELDISCO K-M ST. GEORGE, UT., INC.                                                               8,265
28364                     MELDISCO K-M PAINTSVILLE, KY., INC.                                                             15,914
28365                     MELDISCO K-M PLEASANTVILLE, N.J., INC.                                                          30,457
28366                     MILES MELDISCO K-M RANDOLPH TOWNSHIP, N.J., INC.                                                29,905
28367                     MELDISCO K-M OAK HARBOR, WA., INC.                                                               8,083
28368                     MELDISCO K-M NOGALES, ARIZ., INC.                                                               39,177
28369                     MELDISCO K-M SOUTH BISHOP, MO., INC.                                                            11,742
28370                     MELDISCO K-M POMPANO BEACH, FL., INC.                                                           24,809
28371                     MELDISCO K-M ST. CLOUD, MN., INC.                                                               15,021
28372                     MELDISCO K-M RIPON, WI., INC.                                                                    8,891
28373                     MELDISCO K-M PINEVILLE, N.C., INC.                                                              17,076
28374                     MELDISCO K-M WINTER GARDEN, FL., INC.                                                           15,899
28375                     MELDISCO K-M WINCHESTER, KY., INC.                                                              10,909
28376                     MELDISCO K-M WISE, VA., INC.                                                                    13,602
28377                     MELDISCO K-M RIO RANCHO, NM., INC.                                                              14,086
28378                     MELDISCO K-M YANKTON, S.D., INC.                                                                 8,843
28379                     MELDISCO K-M ORANGEBURG, S.C., INC.                                                             15,307
28380                     MELDISCO K-M PALATKA, FLA., INC.                                                                10,007
28381                     MELDISCO K-M PETERS CREEK PKY., N.C. INC.                                                       15,541
28382                     MELDISCO K-M NORTH KENT MALL, MICH., INC.                                                       19,154
28383                     MELDISCO K-M NORWALK, OHIO, INC.                                                                 8,060

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28384                     MELDISCO K-M NEPTUNE BEACH, FLA., INC.                                                          12,211
28385                     MELDISCO K-M NEW BOSTON, OHIO, INC.                                                             14,697
28386                     MELDISCO K-M PORTAGE RD., OHIO, INC.                                                            14,530
28387                     MELDISCO K-M ST. JOnovH, MO., INC.                                                               7,725
28388                     MELDISCO K-M WYTHEVILLE, VA., INC.                                                               9,153
28389                     MELDISCO K-M ST. CLAIRSVILLE, OH., INC.                                                         17,026
28390                     MELDISCO K-M OCONOMOWOC, WI., INC.                                                              11,829
28391                     MELDISCO K-M OAK RIDGE, TENN., INC.                                                              9,789
28392                     MELDISCO K-M WINTER SPRINGS, FL., INC.                                                          15,902
28393                     MELDISCO K-M PLYMOUTH, IN., INC.                                                                 6,589
28394                     MELDISCO K-M ROCK SPRINGS, WYO., INC.                                                            6,005
28395                     MELDISCO K-M S. CLEARVIEW PKWY., LA., INC.                                                      25,762
28396                     MELDISCO K-M PITTSTON, PA., INC.                                                                 7,180
28397                     MELDISCO K-M PRESCOTT, ARIZ., INC.                                                              10,999
28398                     MELDISCO K-M REYNOLDSBURG, OHIO, INC.                                                           19,630
28399                     MELDISCO K-M RICHMOND, VA., INC.                                                                30,818
28400                     MELDISCO K-M GUAYAMA, N.Y., INC.                                                                48,487
28401                     MELDISCO K-M HENDERSON, NEV., INC.                                                              15,586
28402                     MELDISCO K-M CHARLEVOIX, MI., INC.                                                               8,751
28403                     MELDISCO K-M #4 CHARLOTTE AMALIE, N.Y., INC.                                                    52,013
28404                     MELDISCO K-M GOLDENROD RD., N., FL., INC.                                                       15,292
28405                     MELDISCO K-M NORTHPORT, AL., INC.                                                                8,742
28406                     MELDISCO K-M OXON HILL, MD., INC.                                                               20,018
28407                     MELDISCO K-M ORANGE CITY, FL., INC.                                                             14,962
28408                     MELDISCO K-M OAK PARK, MI., INC.                                                                22,484
28409                     MELDISCO K-M NORTH BERGEN, N.J., INC.                                                               18
28410                     MELDISCO K-M SAN LEANDRO, CALIF., INC.                                                          30,647
28411                     MELDISCO K-M KENT, WASH., INC.                                                                  21,070
28412                     MELDISCO K-M ONTARIO, ORE., INC.                                                                12,100
28413                     MELDISCO K-M GONZALES, LA., INC.                                                                20,603
28414                     MELDISCO K-M BURNHAM, PA., INC.                                                                  9,539
28415                     MELDISCO K-M 1802 DECATUR PIKE, TN., INC.                                                       11,479
28416                     MELDISCO/PAY LESS 1150 N. SPRINGBROOK RD., OR., INC.                                               733
28417                     MELDISCO/PAY LESS 464 S.E. JACKSON, OR., INC.                                                      760
28418                     MILES MELDISCO K. M. GREEN BIRMINGHAM, INC.                                                     16,434
28419                     MELDISCO K-M SUMMIT TOWNE CTR., PA., INC.                                                        9,277
28420                     Highland Mall Footaction, Inc.                                                                       0
28421                     Military Circle Footaction, Inc.                                                                     0
28422                     Mall of Abilene Footaction, Inc.                                                                     0
28423                     Santurce Footaction, Inc.                                                                          100
28424                     Sikes Center Footaction, Inc                                                                         0
28425                     Newburgh Mall Footaction, Inc.                                                                       0
28426                     Newport City Thom McAn, Inc                                                                          0
28427                     Marquette Mall Footaction, Inc.                                                                      0
28428                     Granite Run Fan Club, Inc.                                                                           0
28429                     Gadsden Mall Footaction, Inc.                                                                        0
28430                     MELDISCO/PAY LESS MERCER ISLAND, WA., INC.                                                         653
28431                     MELDISCO/PAY LESS MEAD, WA., INC.                                                                  383
28432                     MELDISCO K-M 1075 SHAW AVE., CA., INC.                                                          25,186

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28433                     Georgia Square Footaction, Inc.                                                                      0
28434                     Great Northwest Footaction, Inc.                                                                     0
28435                     Hamilton Place Footaction, Inc.                                                                      0
28436                     Sharpstown Center Footaction, Inc.                                                                   0
28437                     Roosevelt Mall (PA) Footaction, Inc.                                                                 0
28438                     Great Mall Footaction, Inc.                                                                          0
28439                     Mall Del Norte Footaction, Inc.                                                                      0
28440                     Valle Vista Footaction, Inc.                                                                         0
28441                     Metro North Footaction, Inc.                                                                         0
28442                     Natick Mall Footaction, Inc.                                                                         0
28443                     North East Footaction, Inc.                                                                          0
28444                     Independence Center Footaction, Inc.                                                                 0
28445                     West Oaks Footaction, Inc.                                                                           0
28446                     South Plains Footaction, Inc.                                                                        0
28447                     Southlake Mall Footaction, Inc.                                                                      0
28448                     Tucson Mall Footaction, Inc.                                                                     8,363
28449                     Town East Footaction, Inc.                                                                           0
28450                     University Footaction, Inc.                                                                          0
28451                     Solomon Pond Footaction, Inc.                                                                        0
28452                     Warner Robins Galleria Footaction, Inc.                                                              0
28453                     Carolina East Footaction, Inc.                                                                       0
28454                     Camp Wisdom Footaction, Inc.                                                                         0
28455                     MELDISCO - GORD 3728 EAST CALUMET, WI., INC.                                                         0
28456                     Capital Footaction, Inc.                                                                             0
28457                     Boynton Beach Footaction, Inc.                                                                       0
28458                     Annapolis Mall Footaction, Inc.                                                                      0
28459                     Citadel Mall Footaction, Inc.                                                                        0
28460                     Steamtown Footaction, Inc.                                                                           0
28461                     St. Clair FootAction, Inc.                                                                           0
28462                     Pasadena Towne Square Footaction, Inc.                                                               0
28463                     Mt. Berry Square Footaction, Inc,                                                                  121
28464                     MELDISCO - MCW 750 WEST 7TH STREET, LOS ANGELES, CA ., INC.                                          0
28465                     Tyrone Square Footaction, Inc.                                                                       0
28466                     OAK HOLLOW FOOTACTION, INC.                                                                          0
28467                     Mall at 163rd St. Footaction, Inc.                                                                   0
28468                     Northgate Footaction, Inc.                                                                           0
28469                     Magnolia Mall Footaction, Inc.                                                                       0
28470                     Columbia Center Footaction, Inc.                                                                     0
28471                     FOUR SEASONS FOOTACTION, INC.                                                                        0
28472                     Greenspoint Footaction, Inc.                                                                         0
28473                     Gulf View Square Footaction Inc.                                                                     0
28474                     Golden East Crossing Footation, Inc.                                                                 0
28475                     Hudson Mall Footaction, Inc.                                                                         0
28476                     Spring Hill Footaction, Inc.                                                                         0
28477                     Taylor Township Footaction, Inc                                                                      0
28478                     Broward Mall Footaction, Inc.                                                                        0
28479                     Fairgrounds Sq. Footaction, Inc.                                                                     0
28480                     Oak Park Footaction, Inc.                                                                            0
28481                     Kenner Footaction, Inc.                                                                              0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28482                     Old Hickory Mall Footaction, Inc.                                                                    0
28483                     SOUTH SQUARE MALL FOOTACTION, INC.                                                                   0
28484                     W. Mifflin Footaction, Inc.                                                                          0
28485                     Lakeland Square Footaction, Inc.                                                                     0
28486                     Westgate Mall Footaction, Inc.                                                                       0
28487                     TWIN RIVERS MALL FOOTACTION, INC.                                                                    0
28488                     Anderson Footaction, Inc.                                                                            0
28489                     MELDISCO K-M PROVO, UT., INC.                                                                   13,587
28490                     MELDISCO K-M 301 COLLEGE SQ., DE., INC.                                                         24,992
28491                     MELDISCO K-M RIO PIEDRAS, PR., INC.                                                             32,741
28492                     MELDISCO K-M GRAYLING, MI, INC.                                                                  8,018
28493                     MELDISCO K-M GRAYSON, KY., INC.                                                                 20,662
28494                     MELDISCO K-M HARDING HIGHWAY, OH., INC.                                                          6,782
28495                     MELDISCO K-M HAVRE, MONT., INC.                                                                 11,808
28496                     MELDISCO K-M N. MIAMI BEACH, FL., INC.                                                          47,482
28497                     MELDISCO K-M 11330 MONTWOOD DR., TX., INC.                                                      18,286
28498                     MELDISCO K-M GREENVILLE, MI., INC.                                                              15,308
28499                     MELDISCO K-M HESPERIA, CA., INC.                                                                25,045
28500                     MELDISCO K-M COLORADO SPRINGS, CO., INC.                                                         6,584
28501                     MELDISCO K-M LANTANA, FLA., INC.                                                                27,930
28502                     MELDISCO K-M LANGHORNE, PA., INC.                                                               23,619
28503                     MELDISCO K-M HUTCHINSON, KAN., INC.                                                              8,798
28504                     MELDISCO K-M LAWTON, OKLA., INC.                                                                10,978
28505                     MELDISCO K-M MT. PLEASANT, MICH., INC.                                                           8,824
28506                     MELDISCO K-M HALSTEAD ST., MICH., INC.                                                           8,621
28507                     MELDISCO K-M HILLTOP DR., CALIF., INC.                                                          24,066
28508                     MELDISCO K-M HUNTS BRIDGE RD., S.C., INC.                                                       11,630
28509                     MELDISCO K-M HUNTINGTON IND INC                                                                 11,703
28510                     MELDISCO K-M HORSEHEADS, N.Y., INC.                                                             15,008
28511                     MELDISCO K-M LEWISTON, ID., INC.                                                                10,665
28512                     MELDISCO K-M LONGMONT, COLO., INC.                                                              15,464
28513                     MELDISCO K-M HAMPTON, VA., INC.                                                                 15,208
28514                     MELDISCO K-M HEMET, CALIF., INC.                                                                18,948
28515                     MELDISCO K-M HOBBS, N.M., INC.                                                                  10,811
28516                     MELDISCO K-M JEFFERSONVILLE, IND., INC.                                                         11,828
28517                     MELDISCO K-M JEFFERSON CITY, MO., INC.                                                          14,316
28518                     MELDISCO K-M KALISPELL, MO., INC.                                                                9,337
28519                     MELDISCO K-M LONGVIEW, TX., INC.                                                                14,606
28520                     MELDISCO K-M MAIN ST., WISC., INC.                                                               9,493
28521                     MELDISCO K-M LOUISVILLE, KY., INC.                                                              18,026
28522                     MELDISCO K-M HYANNIS, MASS., INC.                                                               44,144
28523                     MELDISCO K-M KINGSPORT, TENN., INC.                                                             17,354
28524                     MELDISCO K-M JACKSON, TENN., INC.                                                               12,150
28525                     MELDISCO K-M LEM TURNER RD.,FLA.,INC.                                                           12,816
28526                     MELDISCO K-M HWY. 33, VA., INC.                                                                 15,366
28527                     MELDISCO K-M MALL BLVD., PA., INC.                                                              18,819
28528                     MELDISCO K-M LAKE PARK, FLA., INC.                                                              26,209
28529                     MELDISCO K-M KLAMATH FALLS, ORE., INC.                                                          11,190
28530                     MELDISCO K-M LAS CRUCES, N.M., INC.                                                              8,151

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28531                     MELDISCO K-M HOOKSETT, N.H., INC.                                                               15,263
28532                     MELDISCO K-M HELENA, MONT., INC.                                                                 6,901
28533                     MELDISCO K-M HAYWARD, CALIF., INC.                                                              30,201
28534                     MILES MELDISCO K-M EASTLAKE, OHIO, INC.                                                          8,844
28535                     MILES MELDISCO K-M CHESAPEAKE, OHIO, INC.                                                        9,592
28536                     MILES MELDISCO K-M CIRCLE, KY., INC.                                                            19,981
28537                     MILES MELDISCO K-M CITRUS AVE., CALIF., INC.                                                    14,606
28538                     MILES MELDISCO K-M BRADENTOWN, FLA., INC.                                                          900
28539                     MILES MELDISCO K-M BURNSIDE RD., ORE., INC.                                                     22,742
28540                     MILES MELDISCO K-M CARLISLE PIKE, PA., INC.                                                     10,164
28541                     MILES MELDISCO K-M CEDAR ST., MICH., INC.                                                       14,088
28542                     MILES MELDISCO K-M CENTRAL AVE., N.M., INC.                                                     20,176
28543                     MILES MELDISCO K-M BUTLER ST., PA., INC.                                                        15,275
28544                     MILES MELDISCO K-M BLOOMINGTON IND INC                                                           6,100
28545                     MILES MELDISCO K-M BLANDING BLVD., FLA., INC.                                                   11,219
28546                     MILES MELDISCO K-M BLAND YOUNGSTOWN, INC.                                                       13,414
28547                     MILES MELDISCO K-M BILLINGS, MONTANA, INC.                                                      14,250
28548                     MILES MELDISCO K-M BELT H'WAY., MO., INC.                                                       12,185
28549                     MILES MELDISCO K-M BELLFLOWER, CALIF., INC.                                                     47,290
28550                     MILES MELDISCO K-M BEACH BLVD FLA INC                                                           30,100
28551                     MILES MELDISCO K-M BANISTER RD., MO., INC.                                                       7,569
28552                     MILES MELDISCO K-M BAGLEY, OHIO, INC.                                                           13,028
28553                     MILES MELDISCO K-M COSTA MESA, CALIF, INC.                                                      30,584
28554                     MILES MELDISCO K-M BISCAYNE FLA INC                                                             40,443
28555                     MILES MELDISCO K-M 72ND ST., WASH., INC.                                                        20,379
28556                     MILES MELDISCO K-M 1401 MEMORIAL, ALA., INC.                                                    18,343
28557                     MILES MELDISCO K-M 1801 SO. 10TH ST., TEX., INC.                                                79,571
28558                     MILES MELDISCO K-M ARVADA, COLO., INC.                                                          16,315
28559                     MILES MELDISCO K-M BISMARK, N. DAK., INC.                                                       17,185
28560                     MILES MELDISCO K-M 1860 CENTRAL AVE., N.Y., INC.                                                16,998
28561                     MILES MELDISCO K-M 2873 W., PA., INC.                                                            9,630
28562                     MILES MELDISCO K-M ALLENTOWN RD., OHIO, INC.                                                     9,590
28563                     MILES MELDISCO K-M AVE., J., CALIF., INC.                                                       19,987
28564                     MILES MELDISCO K-M CHANNEL ISLANDS, CALIF., INC.                                                23,806
28565                     MILES MELDISCO K-M CORAL WAY VILLAGE, FLA., INC.                                                48,754
28566                     MILES MELDISCO K-M COLUMBUS, GA.,INC.                                                           14,983
28567                     MILES MELDISCO K-M 66 ST FLA INC                                                                19,942
28568                     MILES MELDISCO K-M CLEVELAND AVE., GA., INC.                                                    25,095
28569                     MILES MELDISCO K-M COLLINS RD., IOWA, INC.                                                      19,520
28570                     MILES MELDISCO K-M 16TH AVENUE, IOWA, INC.                                                      11,136
28571                     MILES MELDISCO K-M 9TH ST., FLA., INC.                                                          12,236
28572                     MILES MELDISCO K-M 6TH AVE., WASH., INC.                                                        14,297
28573                     MILES MELDISCO K-M CUDAHY, WISC., INC.                                                          15,634
28574                     MILES MELDISCO K-M EAU CLAIR, WISC., INC.                                                        7,838
28575                     MILES MELDISCO K-M EL CAJON, CALIF., INC.                                                       20,494
28576                     MILES MELDISCO K-M DENVER, INC.                                                                 11,200
28577                     MILES MELDISCO K-M DEQUINDRE, MICH., INC.                                                       28,552
28578                     MILES MELDISCO K-M DES PLAINES, INC.                                                            23,175
28579                     MILES MELDISCO K-M DIXIE, KY., INC.                                                             17,855

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28580                     MILES MELDISCO K-M DORAVILLE, GA., INC.                                                         36,516
28581                     MILES MELDISCO K-M DUBUQUE, IOWA, INC.                                                          14,337
28582                     MILES MELDISCO K-M COLUMBIA, S.C., INC.                                                         16,018
28583                     MILES MELDISCO K-M EASTWOOD, ALA., INC.                                                         11,451
28584                     MELDISCO K-M SHAMOKIN DAM, PA., INC.                                                            12,036
28585                     MELDISCO K-M SHEBOYGAN, WISC., INC.                                                              7,235
28586                     MELDISCO K-M MURFREESBORO, TENN., INC.                                                           9,908
28587                     MELDISCO K-M SOUTH HILLS MALL, N.Y., INC.                                                       13,463
28588                     MELDISCO K-M RANCHO CORDOVA, CA., INC.                                                          14,745
28589                     MELDISCO K-M LAKE ORION, MICH., INC.                                                            12,779
28590                     MELDISCO K-M E. GREENVILLE BLVD., N.C., INC.                                                    14,532
28591                     MELDISCO K-M ST. novUSTINE, FLA., INC.                                                           9,602
28592                     MELDISCO K-M. ACTON, MASS., INC.                                                                12,119
28593                     MELDISCO K-M ELLICOTT CITY, MD., INC.                                                           14,535
28594                     MELDISCO K-M GARFIELD HTS., OHIO, INC.                                                          15,312
28595                     MELDISCO K-M SEASIDE, CA., INC.                                                                      0
28596                     MELDISCO K-M BROOKHAVEN, PA., INC.                                                              17,123
28597                     MELDISCO K-M SAYRE, PA., INC.                                                                   13,697
28598                     MELDISCO K-M NEWBURYPORT, MASS., INC.                                                           11,268
28599                     MELDISCO K-M SHERIDAN, WYO., INC.                                                                6,081
28600                     MELDISCO K-M LA PORTE IND INC                                                                   11,468
28601                     MELDISCO K-M FALL RIVER, MASS., INC.                                                            18,778
28602                     MELDISCO K-M FEDERAL HWY., FLA., INC.                                                           25,275
28603                     MELDISCO K-M NEW CASTLE, PA., INC.                                                              11,897
28604                     MELDISCO K-M GREAT BARRINGTON, MASS., INC.                                                       9,958
28605                     MELDISCO K-M WAYNESBORO, PA., INC.                                                               6,263
28606                     MELDISCO K-M S. PLAINFIELD, N.J., INC.                                                          15,835
28607                     MELDISCO K-M BELLE VERNON, PA., INC.                                                            15,551
28608                     MELDISCO K-M HERNDON, VA., INC.                                                                 28,187
28609                     MELDISCO K-M WATERTOWN, CT., INC.                                                               16,235
28610                     MELDISCO K-M WILLIAMSPORT, PA., INC.                                                            14,365
28611                     MELDISCO K-M EAGLEVILLE, PA., INC.                                                              11,096
28612                     MELDISCO K-M GLASSBORO, N.J., INC.                                                              20,470
28613                     MELDISCO K-M MARYVILLE, TENN., INC.                                                             14,152
28614                     MELDISCO K-M COUNCIL BLUFFS, IOWA, INC.                                                         15,803
28615                     MELDISCO K-M SUNLAND, CA., INC.                                                                      0
28616                     NEW LENOX, ILL., MELDISCO K-M, INC.                                                             18,541
28617                     MELDISCO K-M BERWICK, PA., INC.                                                                 10,402
28618                     MELDISCO K-M STATEN ISLAND, N.Y., INC.                                                          41,536
28619                     MELDISCO K-M LAKE TAHOE, CA., INC.                                                              16,718
28620                     MELDISCO K-M HENDERSONVILLE, TENN., INC.                                                         6,520
28621                     MELDISCO K-M ALLENTOWN, PA., INC.                                                               18,765
28622                     MELDISCO K-M CORTLAND, N.Y., INC.                                                               11,444
28623                     MELDISCO K-M novUSTA, MAINE, INC.                                                                9,802
28624                     MELDISCO K-M MEADEVILLE, PA., INC.                                                               7,091
28625                     MELDISCO K-M E. STROUDSBURG, PA., INC.                                                          18,697
28626                     MELDISCO K-M LANCASTER, PA., INC.                                                               17,102
28627                     MELDISCO K-M RIO GRANDE, N.J., INC.                                                             38,094
28628                     PONTIAC, ILL., MELDISCO K-M, INC.                                                                4,900

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28629                     PULASKI, ILL., MELDISCO K-M, INC.                                                               34,423
28630                     MELDISCO K-M CLAYMONT, DEL., INC.                                                               15,255
28631                     MELDISCO K-M GOLDSBORO, N.C., INC.                                                              10,583
28632                     MELDISCO K-M WATERVILLE, MAINE, INC.                                                            15,238
28633                     MELDISCO K-M POUGHKEEPSIE, N.Y., INC.                                                           27,052
28634                     MELDISCO K-M FT. WALTON BEACH, FLA., INC.                                                       13,903
28635                     MELDISCO K-M CHEBOYGAN, MICH., INC.                                                              7,620
28636                     MELDISCO K-M MAYNARDVILLE PIKE, TN., INC.                                                        8,713
28637                     MELDISCO K-M KINSTON, N. C., INC.                                                                8,680
28638                     MELDISCO K-M SARALAND, ALA., INC.                                                               10,877
28639                     MELDISCO K-M JAMESTOWN, N.D.,INC.                                                                4,249
28640                     MELDISCO K-M ENDICOTT, N.Y., INC.                                                               12,266
28641                     MELDISCO K-M QUAKERTOWN, PA., INC.                                                              15,076
28642                     MELDISCO K-M KOKOMO, IN., INC.                                                                  11,456
28643                     MELDISCO K-M CINCINNATI, OHIO, INC.                                                             14,500
28644                     MELDISCO K-M PIERRE, S.D., INC.                                                                  6,495
28645                     MELDISCO K-M WOODBRIDGE, VA., INC.                                                              21,280
28646                     MELDISCO K-M LEBANON, TENN., INC.                                                               11,001
28647                     MELDISCO K-M CHATTANOOGA, TN., INC.                                                              7,712
28648                     MELDISCO K-M SPRINGFIELD, MA., INC.                                                             28,666
28649                     MELDISCO K-M RICHMOND, MICH., INC.                                                              14,968
28650                     MELDISCO K-M LIMONITE AVENUE, CA., INC.                                                         19,885
28651                     MELDISCO K-M PLACERVILLE, CA., INC.                                                             19,135
28652                     MELDISCO K-M WEST VIEW PARK DR., PA., INC.                                                      12,948
28653                     MELDISCO K-M ALBERTVILLE, ALA., INC.                                                            10,567
28654                     MELDISCO K-M WINONA, MINN., INC.                                                                 7,838
28655                     MELDISCO K-M O'FALLON, MO., INC.                                                                10,985
28656                     MELDISCO K-M 3020 12TH ST., S.D., INC.                                                           8,259
28657                     MELDISCO K-M WEST BEND, WISC., INC.                                                              6,537
28658                     MELDISCO K-M N. PLAINFIELD, N.J., INC.                                                          22,223
28659                     MELDISCO K-M WEST CHESTER, PA., INC.                                                            16,836
28660                     MELDISCO K-M TEXARKANA, TX., INC.                                                               13,011
28661                     MELDISCO K-M DANVILLE, KY., INC.                                                                 8,179
28662                     MELDISCO K-M FRACKVILLE, PA., INC.                                                              10,989
28663                     MORTON, ILL., MELDISCO K-M, INC.                                                                 6,651
28664                     MELDISCO K-M WEST STATE ST., N.Y., INC.                                                         24,055
28665                     MELDISCO K-M ALMA, MICH., INC.                                                                   8,265
28666                     MELDISCO K-M EAST LIVERPOOL, OHIO, INC.                                                          7,021
28667                     MELDISCO K-M KEARNEY, N.J., INC.                                                                59,909
28668                     MELDISCO K-M E. 10TH ST., S.D., INC.                                                             8,041
28669                     MELDISCO K-M ELMWOOD PARK, N.J., INC.                                                           30,774
28670                     MELDISCO K-M PARAMUS, N.J., INC.                                                                36,474
28671                     MELDISCO K-M CLOSTER, N.J., INC.                                                                28,271
28672                     MELDISCO K-M GRASS VALLEY, CA., INC.                                                            19,805
28673                     MELDISCO K-M KEARNS, UT., INC.                                                                  15,699
28674                     MELDISCO K-M WEBSTER CITY, IOWA, INC.                                                            5,322
28675                     MELDISCO K-M MADISON HGTS, MICH., INC.                                                          32,360
28676                     MELDISCO K-M MARIETTA, OH., INC.                                                                10,185
28677                     MELDISCO K-M MADISON ST., TN., INC.                                                              8,453

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28678                     MELDISCO K-M RICHLANDS, VA., INC.                                                               13,014
28679                     MELDISCO K-M BROWNSBURG IN INC                                                                   8,355
28680                     MELDISCO K-M CODY, WY., INC.                                                                     3,276
28681                     WOODSTOCK, ILL., MELDISCO K-M, INC.                                                             11,587
28682                     MT. VERNON, ILL., MELDISCO K-M, INC.                                                            12,140
28683                     MELDISCO K-M PETALUMA, CA., INC.                                                                19,926
28684                     MELDISCO K-M ROMEO, MICH., INC.                                                                  8,232
28685                     MELDISCO K-M OUTER LOOP, KY., INC.                                                              19,804
28686                     BELL RD., ILL., MELDISCO K-M, INC.                                                              11,666
28687                     S. CICERO AVE, ILL., MELDISCO K-M, INC.                                                         22,840
28688                     MELDISCO K-M CLINTON, MD., INC.                                                                 17,743
28689                     MELDISCO K-M CROSSVILLE, TENN., INC.                                                            10,576
28690                     MELDISCO K-M LEAVENWORTH, KS., INC.                                                              7,702
28691                     MELDISCO K-M SCOTTSBORO, ALA., INC.                                                              7,685
28692                     MELDISCO K-M WHITE BEAR LAKE, MINN., INC.                                                       10,382
28693                     MELDISCO K-M WILMINGTON, N.C., INC.                                                             17,759
28694                     MELDISCO K-M XYLON AVE., MINN., INC.                                                             9,443
28695                     MELDISCO K-M ZANESVILLE, OHIO, INC.                                                             10,961
28696                     MELDISCO K-M S. ORANGE BLOSSOM TR., FLA., INC.                                                  37,495
28697                     MELDISCO K-M VINCENNES IND INC                                                                   7,340
28698                     MELDISCO K-M WAYNE, N.J. INC.                                                                   53,890
28699                     MELDISCO K-M WEIRTON W. VA., INC.                                                                7,162
28700                     MELDISCO K-M WESTLAKE, OHIO, INC.                                                                9,290
28701                     MELDISCO K-M FARMINGTON, N.M., INC.                                                             17,244
28702                     MELDISCO K-M FRANKLIN RD., S.W., VA., INC.                                                      13,195
28703                     MELDISCO K-M FARMINGTON HILLS, MICH., INC.                                                      11,416
28704                     MELDISCO K-M FAIRVIEW AVE., IDAHO, INC.                                                         16,138
28705                     MELDISCO K-M FAIRBORN, OHIO, INC.                                                                7,344
28706                     MELDISCO K-M FT. MITCHELL, KY., INC.                                                            16,919
28707                     MELDISCO K-M MINNETONKA, MINN., INC.                                                             5,699
28708                     MILES SHOES MELDISCO K-M 52ND ST. OMAHA, NEB., INC.                                             25,666
28709                     MILES SHOES MELDISCO K-M NIAGARA FALLS BLVD. AMHERST,  N.Y., INC.                               23,418
28710                     MILES SHOES MELDISCO K-M MCRAE BLVD., EL PASO, TEXAS, INC.                                      37,221
28711                     MELDISCO K-M GREENWOOD IND INC                                                                  14,879
28712                     MILES SHOES MELDISCO COL. HILL S.C. CINN., OHIO, INC.                                               27
28713                     MELDISCO K-M GRAY AVE., CALIF., INC.                                                            14,674
28714                     MELDISCO K-M GREENWOOD, S.C., INC.                                                              15,266
28715                     MELDISCO K-M W. GREENWAY RD., ARIZ., INC.                                                       19,758
28716                     MILES SHOES MELDISCO 601 WOODMAN DR., DAYTON, OHIO, INC.                                        18,958
28717                     MILES MELDISCO K-M  RICHMOND AVE., N.Y., INC.                                                   48,045
28718                     MELDISCO K-M DIAMOND BAR, CALIF., INC.                                                          14,155
28719                     MELDISCO K-M WILLOW GROVE, PA., INC.                                                            15,392
28720                     MELDISCO K-M FEASTERVILLE, PA., INC.                                                            12,752
28721                     MELDISCO K-M GREAT FALLS, MONT., INC.                                                           11,054
28722                     MELDISCO K-M HALES CORNERS, WISC., INC.                                                         15,739
28723                     MELDISCO K-M W. 65TH ST., OHIO, INC.                                                            14,856
28724                     MELDISCO K-M GREENVILLE, OHIO, INC.                                                              8,437
28725                     MELDISCO K-M W. LEBANON, N.H., INC.                                                             10,785
28726                     MELDISCO K-M W. BASELINE RD., ARIZ., INC.                                                            0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28727                     MELDISCO K-M W. ALEXIS RD., OHIO, INC.                                                          19,298
28728                     MELDISCO K-M GREENVILLE, MISS., INC.                                                            10,369
28729                     MELDISCO K-M WASHINGTON ST IND INC                                                              29,149
28730                     MELDISCO K-M WARMINSTER, PA.,INC.                                                               16,377
28731                     MELDISCO K-M WALLA WALLA, WASH., INC.                                                           12,116
28732                     MELDISCO K-M WABASH AVE., MD., INC.                                                             18,622
28733                     MELDISCO K-M W.PATRICK, MD., INC.                                                               19,196
28734                     MELDISCO K-M WATSON BLVD., GA., INC.                                                            15,882
28735                     MELDISCO K-M RODNEY PARHAM RD., ARK., INC.                                                      14,172
28736                     MELDISCO K-M WATERBURY, CONN., INC.                                                             26,874
28737                     MELDISCO K-M MILFORD, MASS., INC.                                                               22,766
28738                     MELDISCO K-M MIDLOTHIAN TPKE., VA., INC.                                                        21,548
28739                     MELDISCO K-M MERCERVILLE RD., N.J., INC                                                         40,093
28740                     MELDISCO K-M MENOMONEE FALLS, WISC., INC.                                                        9,324
28741                     MELDISCO K-M MIAMISBURG, OHIO, INC.                                                              6,687
28742                     MELDISCO K-M MERRILLVILLE INC                                                                   15,654
28743                     MELDISCO K-M OREM UTAH, INC.                                                                    14,429
28744                     MILES MELDISCO K-M RAPID CITY, S.D., INC.                                                       21,893
28745                     MELDISCO K-M ST ALBANS W. VA., INC.                                                             16,095
28746                     MELDISCO K-M STADIUM DR., MICH., INC.                                                            9,659
28747                     MELDISCO K-M STEVENS POINT, WISC., INC.                                                          7,799
28748                     MELDISCO K-M MODESTA, CAL., INC.                                                                28,575
28749                     MELDISCO K-M MISSOULA, MONT., INC.                                                               6,516
28750                     MELDISCO K-M MILFORD, OHIO, INC.                                                                12,142
28751                     MELDISCO K-M STURGIS, MICH., INC.                                                                8,941
28752                     MELDISCO K-M SUMTER, S.C., INC.                                                                 11,231
28753                     MELDISCO K-M MOOSIC, PA., INC.                                                                  14,427
28754                     MELDISCO K-M NEW IBERIA, LA, INC.                                                               18,388
28755                     MELDISCO K-M NEWARK, CALIF., INC.                                                                    0
28756                     MELDISCO K-M NEWPORT NEWS, VA., INC.                                                            10,643
28757                     MELDISCO K-M SnovAS, MASS., INC.                                                                30,631
28758                     MELDISCO K-M N. ANDRESEN RD., WASH., INC.                                                       16,397
28759                     MELDISCO K-M SAVANNAH HWY., S.C., INC.                                                          16,135
28760                     MELDISCO K-M SCOTTSBLUFF, NEB., INC.                                                             7,213
28761                     MELDISCO K-M SCRANTON CARBONDALE H'WAY, PA., INC.                                               16,256
28762                     MELDISCO K-M NORRISTOWN, PA., INC.                                                              15,913
28763                     MELDISCO K-M NORTH CANTON, OHIO, INC.                                                           14,765
28764                     MELDISCO K-M OLENTANGY RIVER ROAD, OHIO, INC.                                                   22,415
28765                     MELDISCO K-M N. ARROWOOD ST., S.C., INC.                                                         8,143
28766                     MELDISCO K-M NINE MILE RD., VA., INC.                                                           27,124
28767                     MELDISCO K-M NAPLES, FLA., INC                                                                  11,912
28768                     MELDISCO K-M NAMPA, ID., INC.                                                                   13,753
28769                     MELDISCO K-M N.LAS VEGAS, NEV., INC.                                                            37,740
28770                     MELDISCO K-M N. DALE-MABRY., HWY., FLA, INC.                                                    22,019
28771                     MELDISCO K-M MENOMINEE, MICH., INC.                                                             10,246
28772                     MELDISCO K-M MASON CITY, IOWA, INC.                                                              7,505
28773                     MELDISCO K-M MANHATTAN, KS., INC.                                                                5,552
28774                     MELDISCO K-M MANTUA, N.J., INC.                                                                 34,996
28775                     MELDISCO K-M MARYLAND AVE., MINN., INC.                                                         22,310

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28776                     MELDISCO K-M MARLTON, N.J., INC.                                                                 9,464
28777                     MELDISCO K-M TACOMA, WASH., INC.                                                                17,197
28778                     MELDISCO K-M SPRING VALLEY, CALIF., INC.                                                        13,433
28779                     MELDISCO K-M SINCLAIR LANE, MD., INC.                                                           13,713
28780                     MELDISCO K-M SOQUEL,CALIF.,INC.                                                                     10
28781                     MELDISCO K-M SILVER SPRING, MD., INC.                                                           52,764
28782                     MELDISCO K-M NAZARETH PIKE, PA., INC.                                                           12,594
28783                     MELDISCO K-M NEW HARTFORD, N.Y., INC.                                                           14,799
28784                     MELDISCO K-M MUSKOGEE,OKLA.,INC                                                                 11,931
28785                     MELDISCO K-M MORRISTOWN, TENN., INC.                                                            12,033
28786                     MELDISCO K-M SHELBY, N.C., INC.                                                                 14,473
28787                     MELDISCO K-M SHELBURKE RD., VT., INC.                                                            9,041
28788                     MELDISCO K-M SIOUX CITY, IOWA, INC.                                                             18,393
28789                     MELDISCO K-M MANASSAS, VA., INC.                                                                30,367
28790                     MELDISCO K-M MUSCLE SHOALS, ALA., INC.                                                          10,345
28791                     MELDISCO K-M N. AVE., COLO., INC.                                                               13,387
28792                     MELDISCO K-M UTICA, MICH., INC.                                                                 10,921
28793                     MELDISCO K-M W. 7 MILE RD., MICH., INC.                                                         23,924
28794                     MELDISCO K-M VERNON, CONN., INC.                                                                33,043
28795                     MELDISCO K-M VENICE, FLA., INC.                                                                 10,689
28796                     MELDISCO K-M VALPARAISO, IND., INC.                                                             10,146
28797                     MELDISCO K-M VALLEY PLAZA, MD., INC.                                                            20,637
28798                     MELDISCO K-M U.S. ROUTE 11, PA., INC.                                                           19,311
28799                     MELDISCO K-M TUALATIN, ORE., INC.                                                               13,154
28800                     MELDISCO K-M TOMS RIVER, N.J., INC.                                                             23,832
28801                     MELDISCO K-M TOLEDO, OHIO, INC.                                                                 11,799
28802                     MELDISCO K-M TIFTON, GA., INC.                                                                   9,335
28803                     MELDISCO K-M VALENCIA, CALIF., INC.                                                             19,591
28804                     MELDISCO K-M TULSA, OKLA., INC.                                                                 14,879
28805                     MELDISCO K-M TWIN FALLS, IDAHO, INC.                                                            18,413
28806                     MELDISCO K-M U. S. RTE, 309, PA., INC.                                                          15,408
28807                     MELDISCO K-M PLATTE WOODS, MO., INC.                                                            10,622
28808                     MELDISCO K-M PERU IND INC                                                                        9,430
28809                     MELDISCO K-M PLAZA MALL, NJ., INC.                                                              38,971
28810                     MELDISCO K-M PONTIAC, MICH., INC.                                                               13,962
28811                     MELDISCO K-M PORTAGE, MICH., INC.                                                                9,747
28812                     MELDISCO K-M READING, PA., INC.                                                                 18,111
28813                     MELDISCO K-M PYRAMID MALL, N.Y., INC.                                                           11,177
28814                     MELDISCO K-M PASADENA, MD., INC.                                                                15,618
28815                     MELDISCO K-M SAND SPRINGS, OKLA., INC.                                                           9,300
28816                     MELDISCO K-M PADUCAH, KY., INC.                                                                 13,921
28817                     MELDISCO K-M PARKERSBURG W. VA., INC.                                                           12,427
28818                     MELDISCO K-M SANTA FE, N.M., INC.                                                               19,616
28819                     MELDISCO K-M TALLMADGE, OHIO, INC.                                                              15,907
28820                     MELDISCO K-M REED ROAD, PA., INC.                                                                    0
28821                     MELDISCO K-M S. TUNNEL RD., N.C., INC.                                                          11,377
28822                     MELDISCO K-M ROSWELL, N.M., INC.                                                                10,699
28823                     MELDISCO K-M ROCK HILL, S.C., INC.                                                              17,299
28824                     MELDISCO/PAY LESS MAIN & HOWARD, WA., INC.                                                         555

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28825                     MELDISCO K-M SAN FERNANDO RD.,CALIF., INC.                                                           0
28826                     MELDISCO K-M ROCHESTER, MICH., INC.                                                              9,383
28827                     MELDISCO K-M RIVERSIDE, CALIF., INC.                                                            17,630
28828                     MELDISCO K-M RENSSELAER, N.Y. INC.                                                               8,568
28829                     MILES MELDISCO K-M N. DIVISION, WASH., INC.                                                     19,782
28830                     MILES MELDISCO K-M MILITARY NIAG. FALLS, INC.                                                   19,039
28831                     MELDISCO K-M TARPON SPRINGS, FLA., INC.                                                          9,738
28832                     MILES MELDISCO K-M ODDIE BLVD., NEV., INC.                                                      14,767
28833                     MILES MELDISCO K-M OCALA,FLA.,INC.                                                              14,972
28834                     MILES MELDISCO K-M NORTH GATE, INC.                                                             10,947
28835                     MILES MELDISCO K-M NOLENSVILLE, TENN., INC.                                                     26,734
28836                     MILES MELDISCO K-M NEW PORT RICHEY, FLA., INC.                                                       0
28837                     MILES MELDISCO K-M OVERLAND, KANSAS, INC.                                                        9,766
28838                     MILES MELDISCO K-M PARKLANE RD., S.C.,  INC.                                                    13,380
28839                     MILES MELDISCO K-M OSHKOSH, WISC., INC.                                                         11,685
28840                     MILES MELDISCO K-M ORANGE, CALIF., INC.                                                              0
28841                     MILES MELDISCO K-M PATRICIO, P. R., INC.                                                        83,711
28842                     MILES MELDISCO K-M PARLEYS WAY UTAH INC                                                          6,545
28843                     MILES MELDISCO K-M PENDELTON PIKE, IND., INC.                                                   14,019
28844                     MILES MELDISCO K-M PLAZA FT. JACKSON, INC.                                                       9,162
28845                     MILES MELDISCO K-M PLUMMER ST., CALIF., INC.                                                    23,467
28846                     MILES MELDISCO K-M PLYMOUTH TWP., MICH., INC.                                                   13,218
28847                     MILES MELDISCO K-M MOBILE H'WAY, FLA., INC.                                                     12,625
28848                     MILES MELDISCO K-M MISSION ST., ORE., INC.                                                      20,556
28849                     MILES MELDISCO K-M MINOT, N.D., INC.                                                            15,063
28850                     MILES MELDISCO K-M MILITARY TRAIL, FLA., INC.                                                      900
28851                     MILES MELDISCO K-M MONMOUTH RD., N.J., INC.                                                     28,621
28852                     MILES MELDISCO K-M MONROE, MICH., INC.                                                          19,783
28853                     MILES MELDISCO K-M MORRELL, TENN., INC.                                                         10,766
28854                     MILES MELDISCO K-M MOSS ST., CALIF., INC.                                                       43,263
28855                     MILES MELDISCO K-M MASSILLON, OHIO, INC.                                                        18,272
28856                     MILES MELDISCO K-M MUSKEGON, MICH., INC.                                                             0
28857                     MILES MELDISCO K-M MATTYDALE, N.Y., INC.                                                        25,823
28858                     MILES MELDISCO K-M MCKINLEY AVE IND INC                                                         17,631
28859                     MILES MELDISCO K-M McBRIEN RD., TENN., INC.                                                     28,320
28860                     MILES MELDISCO K-M MERRIAM, INC.                                                                10,789
28861                     MILES MELDISCO K-M MESA, ARIZ., INC.                                                            19,198
28862                     MILES MELDISCO K-M PUEBLO, COLO., INC.                                                          16,673
28863                     MILES MELDISCO K-M MAPLE RD., MICH., INC.                                                       10,074
28864                     MILES MELDISCO K-M MADERA RD., CALIF., INC.                                                     15,023
28865                     MILES MELDISCO K-M MADISON, TENN., INC.                                                         24,750
28866                     MILES MELDISCO K-M LA CROSSE, WISC., INC.                                                        8,472
28867                     MILES MELDISCO K-M MAGNOLIA, CALIF., INC.                                                            0
28868                     MILES MELDISCO K-M MANHATTAN TOLEDO, INC.                                                       12,357
28869                     MILES MELDISCO K-M LAKE CHARLES, LA., INC.                                                      12,079
28870                     MILES MELDISCO K-M LAKE RD., OREGON, INC.                                                       15,203
28871                     MILES MELDISCO K-M LOMBARD, ILL., INC.                                                          14,196
28872                     Gurnee Mills Fan Club, Inc.                                                                          0
28873                     Hickory Hollow Mall Footaction, Inc.                                                                 0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28874                     Hickory Ridge Mall Footaction, Inc.                                                                  0
28875                     Highland Park Footaction, Inc.                                                                       0
28876                     Hamtramck Footaction, Inc.                                                                         234
28877                     Hallwood Footaction, Inc.                                                                            0
28878                     Hamilton Fan Club, Inc.                                                                              0
28879                     Tyler Mall Fan Club, Inc.                                                                            0
28880                     Upper Darby Footaction, Inc.                                                                         0
28881                     GETTY SQUARE FOOTACTION, INC.                                                                        0
28882                     Grand Boulevard Footaction, Inc.                                                                     0
28883                     Grand Rapids Footaction, Inc.                                                                        0
28884                     Greenbriar Mall Footaction, Inc.                                                                     0
28885                     Forest Hills Footaction, Inc.                                                                        0
28886                     FAIRLANE MEADOWS FOOTACTION, INC.                                                                    0
28887                     Fox Hills (Cal.) Fan Club, Inc.                                                                      0
28888                     Eastridge Fan Club, Inc.                                                                             0
28889                     The Meadows Fan Club, Inc.                                                                           0
28890                     The Village Footaction, Inc.                                                                         0
28891                     Tower Center Footaction, Inc.                                                                        0
28892                     Treasure Coast Mall Footaction, Inc.                                                                 0
28893                     Troy Footaction, Inc.                                                                           12,931
28894                     Tukwila Open Country, Inc.                                                                           0
28895                     Ladera Center Footaction, Inc.                                                                       0
28896                     LAFAYETTE FOOTACTION, INC.                                                                           0
28897                     Lakewood Fan Club, Inc.                                                                              0
28898                     Lee Harvard Footaction, Inc.                                                                         0
28899                     Leominster Fan Club, Inc.                                                                            0
28900                     Lincoln Park Footaction, Inc.                                                                        0
28901                     Lloyd Center Fan Club, Inc.                                                                          0
28902                     Mall @ Barnes Crossing Footaction, Inc.                                                              0
28903                     Macomb Mall Footaction, Inc.                                                                         0
28904                     Mall De Aguilas Footaction, Inc.                                                                     0
28905                     MARKET CENTER FOOTACTION, INC.                                                                       0
28906                     Marketplace at Hollywood Footaction, Inc.                                                            0
28907                     Quaker Bridge Open Country, Inc.                                                                     0
28908                     Fresno Fan Club, Inc.                                                                                0
28909                     Freedom Mall Footaction, Inc.                                                                        0
28910                     Sunbury Footaction, Inc.                                                                             0
28911                     Sawgrass Fan Club, Inc.                                                                              0
28912                     Padre Footaction, Inc.                                                                               0
28913                     Vista Ridge Mall Footaction, Inc.                                                                    0
28914                     Washington Street Fan Club, Inc.                                                                     0
28915                     WEST END MALL FOOTACTION, INC.                                                                       0
28916                     Westgate Fan Club, Inc.                                                                              0
28917                     Westland-Haileah Fan Club, Inc.                                                                      0
28918                     Killeen Mall Footaction, Inc.                                                                        0
28919                     Kings Plaza Fan Club, Inc.                                                                           9
28920                     Lawndale Plaza Footaction, Inc.                                                                      0
28921                     Dallas Galleria Footaction, Inc.                                                                     0
28922                     Ala Moana Footaction, Inc.                                                                           0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28923                     Del Amo Fan Club, Inc.                                                                               0
28924                     Dartmouth Fan Club, Inc.                                                                             0
28925                     Fairfield Commons Fan Club, Inc.                                                                     0
28926                     Cross County (N.Y.) Fan Club, Inc.                                                                   0
28927                     Chula Vista Fan Club, Inc.                                                                           0
28928                     Alexandria Mall Footaction, Inc.                                                                     0
28929                     CROSSROADS CENTER FOOTACTION, INC.                                                                   9
28930                     Crossgates Fan Club, Inc.                                                                            0
28931                     Square One Footaction, Inc.                                                                          0
28932                     Southridge Footaction, Inc.                                                                          0
28933                     Southland Mall Footaction, Inc.                                                                      0
28934                     Solano Footaction, Inc.                                                                              0
28935                     West Towne Footaction, Inc.                                                                          0
28936                     Fiesta Footaction, Inc.                                                                              0
28937                     Bel-Air Center Footaction, Inc.                                                                      0
28938                     Bel Air Mall Footaction, Inc.                                                                        0
28939                     West Ridge Footaction, Inc.                                                                          0
28940                     Deptford Open Country, Inc.                                                                          0
28941                     Desoto Square Mall Footaction, Inc.                                                                  0
28942                     Dover Mall Footaction, Inc.                                                                          0
28943                     Chatham Ridge Footaction, Inc.                                                                       0
28944                     Cielo Vista Mall Footaction, Inc.                                                                    0
28945                     San Leandro Footaction, Inc.                                                                         0
28946                     CITY PLACE LONG BEACH FOOTACTION, INC.                                                               0
28947                     Ford City Footaction, Inc.                                                                           0
28948                     Gentilly Woods Footaction, Inc.                                                                      0
28949                     Carson Mall Fan Club, Inc.                                                                           0
28950                     CITY PLACE SILVER SPRINGS FOOTACTION, INC.                                                           0
28951                     MELDISCO/PAY LESS SEDRO WOOLEY, WA., INC.                                                        1,879
28952                     Seatac Footaction, Inc.                                                                              0
28953                     Westgate Footaction, Inc.                                                                            0
28954                     Randall Park Footaction, Inc.                                                                        0
28955                     Riverchase Footaction, Inc.                                                                          0
28956                     Rimrock Footaction, Inc.                                                                             0
28957                     Central City Mall Fan Club, Inc.                                                                     0
28958                     Animas Mall Footaction, Inc.                                                                         0
28959                     Aventura Fan Club, Inc.                                                                              0
28960                     Fair Oaks Footaction, Inc.                                                                           0
28961                     EASTERN BOULEVARD FOOTACTION, INC.                                                                   0
28962                     Eastfield Open Country, Inc.                                                                         0
28963                     Coventry Mall Fan Club, Inc.                                                                       815
28964                     Cordova Mall Footaction, Inc.                                                                        0
28965                     Bannister Mall Footaction, Inc.                                                                      0
28966                     Carlsbad Fan Club, Inc.                                                                              0
28967                     CAPITAL CENTRE FOOTACTION, INC.                                                                      0
28968                     Canterbury Square Footaction, Inc.                                                                   0
28969                     Cambridge Galleria Fan Club, Inc.                                                                1,859
28970                     Broad Street Footaction, Inc.                                                                        0
28971                     Bossier Mall Footaction, Inc.                                                                        0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28972                     Bonita Fan Club, Inc.                                                                                0
28973                     Bay Plaza Footaction, Inc                                                                            0
28974                     164 North Star Mall Footaction, Inc.                                                                 0
28975                     87TH AND COTTAGE GROVE FOOTACTION, INC.                                                              0
28976                     83 Central Mall Footaction, Inc.                                                                     0
28977                     63rd & Western Footaction, Inc.                                                                  4,192
28978                     34TH STREET FOOTACTION, INC.                                                                         9
28979                     1162 Valla Linda Mall Footaction, Inc.                                                               0
28980                     305 Northline Mall Footaction, Inc.                                                                  0
28981                     MELDISCO K-M BRISTOL, TENN., INC.                                                               10,337
28982                     MELDISCO K-M CLAIREMONT NESA BLVD., CALIF., INC.                                                10,563
28983                     MELDISCO K-M CHICO, CALIF., INC.                                                                15,649
28984                     MELDISCO K-M BRIDGEVILLE, PA., INC.                                                             16,344
28985                     MELDISCO K-M BROCKTON, MASS., INC.                                                              26,795
28986                     MELDISCO K-M BRICKTOWN, N.J., INC.                                                              16,050
28987                     MELDISCO K-M BREMERTON, WASH., INC.                                                             12,843
28988                     MELDISCO K-M CHILLI, N.Y., INC.                                                                 17,410
28989                     MELDISCO K-M BOZEMAN, MONT., INC.                                                                6,220
28990                     MELDISCO K-M CHAMBERSBURG, PA., INC.                                                            19,828
28991                     MELDISCO K-M CAPE GIRARDEAU, MO., INC.                                                          12,855
28992                     MELDISCO K-M BURTON, MICH., INC.                                                                21,114
28993                     MELDISCO K-M CLEARWATER, FLA., INC.                                                             15,206
28994                     MELDISCO K-M BURLINGTON, N.J., INC.                                                             17,946
28995                     MELDISCO K-M BURLINGTON, IOWA, INC.                                                              6,888
28996                     MELDISCO K-M BRUNSWICK, OHIO, INC.                                                               8,772
28997                     MELDISCO K-M CHARLESTON, W.VA., INC.                                                            27,481
28998                     MELDISCO K-M BRANDON,FLA.,INC                                                                   25,608
28999                     MELDISCO K-M BOUNTIFUL, UTAH INC.                                                               12,523
29000                     MELDISCO K-M BOSSIER CITY, LA., INC.                                                            17,381
29001                     MELDISCO K-M BLAINE, MINN., INC.                                                                13,413
29002                     MELDISCO K-M IRMO, S.C., INC.                                                                    8,146
29003                     MELDISCO K-M HILLCREST DR. CONNECTOR, GA., INC.                                                 11,032
29004                     MELDISCO K-M HOWELL, N.J., INC.                                                                 13,952
29005                     MELDISCO K-M HOLLISTER, CA., INC.                                                               12,258
29006                     MELDISCO K-M HWY. 89 AT I-67/167, AR., INC.                                                      9,914
29007                     MELDISCO K-M INVERNESS, FL., INC.                                                                8,796
29008                     MELDISCO K-M HYATTSVILLE MD., INC.                                                              33,773
29009                     MELDISCO K-M HOPKINSVILLE, KY., INC.                                                             7,686
29010                     MELDISCO K-M IONIA, MICH., INC.                                                                 11,181
29011                     MELDISCO K-M KEY WEST, FL., INC.                                                                24,679
29012                     MELDISCO K-M HOLMES, PA., INC.                                                                  33,888
29013                     MELDISCO K-M JONESBORO, GA., INC.                                                               22,290
29014                     MELDISCO K-M LIBERTY, MO., INC.                                                                  7,901
29015                     MELDISCO K-M LEXINGTON, SC., INC.                                                               15,267
29016                     MELDISCO K-M IDAHO FALLS, ID., INC.                                                              8,849
29017                     MELDISCO K-M JACKSON, WY., INC.                                                                 15,121
29018                     MELDISCO K-M IWILEI, HI., INC.                                                                  32,602
29019                     MELDISCO K-M KINGSBURG, CA., INC.                                                               14,773
29020                     MELDISCO K-M KILL DEVIL HILLS, NC., INC.                                                        25,347

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29021                     MELDISCO K-M LAKE MARY, FL., INC.                                                               10,566
29022                     MELDISCO K-M JUAN DIAZ, P.R., INC.                                                              55,382
29023                     MELDISCO K-M LEVITTOWN, NY., INC.                                                                    0
29024                     MELDISCO K-M KINGSLAND, GA., INC.                                                                8,001
29025                     MELDISCO K-M LENEXA, KS., INC.                                                                   8,660
29026                     MELDISCO K-M LEMOORE, CA., INC.                                                                 18,564
29027                     MELDISCO K-M INDIO, CA., INC.                                                                   35,974
29028                     MELDISCO K-M PARADISE, CA., INC.                                                                14,225
29029                     MELDISCO K-M COOS BAY, ORE., INC.                                                                7,405
29030                     MELDISCO K-M DAVIS RD., CA., INC.                                                               27,225
29031                     MELDISCO K-M GRAND BLANC, MICH., INC.                                                            8,737
29032                     MELDISCO K-M GLENMONT, N.Y., INC.                                                                6,728
29033                     MELDISCO K-M MT. PLEASANT, S.C., INC.                                                            7,510
29034                     MELDISCO K-M CARROLLTON, GA., INC.                                                              10,020
29035                     MELDISCO K-M ROCHESTER, N.H., INC.                                                              13,071
29036                     MELDISCO K-M KISSIMMEE, FLA., INC.                                                              33,536
29037                     MELDISCO K-M KEARNY, MO., INC.                                                                  11,412
29038                     MELDISCO K-M MONTANA BLVD., TX., INC.                                                           33,361
29039                     MELDISCO K-M HERKIMER, N.Y., INC.                                                                6,895
29040                     MELDISCO K-M GULF TO BAY BLVD., FLA., INC.                                                      15,206
29041                     MELDISCO K-M KILLEEN, TX., INC.                                                                 18,832
29042                     MELDISCO K-M NORTHERN AVE., ARIZ., INC.                                                         32,764
29043                     MELDISCO K-M MORGANTON, N.C., INC.                                                              13,166
29044                     MELDISCO K-M CHEROKEE, IOWA, INC.                                                                7,350
29045                     MELDISCO K-M BENNINGTON, VT., INC.                                                               6,623
29046                     MELDISCO K-M EASTON, PA., INC.                                                                  16,350
29047                     MELDISCO K-M PIKEVILLE, KY., INC.                                                               12,981
29048                     MELDISCO K-M NEWPORT, KY., INC.                                                                 19,108
29049                     MELDISCO K-M WEST 3RD ST., CA., INC.                                                            58,844
29050                     MELDISCO K-M DICKINSON, N.D., INC.                                                               5,190
29051                     MELDISCO K-M OELWEIN, IOWA, INC.                                                                 8,928
29052                     MELDISCO K-M JOHNSON FERRY RD., GA., INC.                                                        9,760
29053                     MELDISCO K-M DAVIE, FLA., INC.                                                                  32,840
29054                     MELDISCO K-M BOONE, N.C., INC.                                                                   6,336
29055                     MELDISCO K-M TAMIAMI TRAIL, FLA., INC.                                                           9,607
29056                     MELDISCO K-M RED OAK, IOWA, INC.                                                                 5,391
29057                     MELDISCO K-M PALMER, MASS., INC.                                                                13,087
29058                     MELDISCO K-M HUNTINGTON, W.VA., INC.                                                            11,656
29059                     MELDISCO K-M SANFORD, N.C., INC.                                                                 8,701
29060                     MELDISCO K-M RATON, N. M., INC.                                                                  6,890
29061                     MELDISCO K-M REIDSVILLE, N.C., INC.                                                             13,108
29062                     MELDISCO K-M SOUTH BROADWAY, KS., INC.                                                          10,373
29063                     MELDISCO K-M MOORHEAD, MINN., INC.                                                               8,647
29064                     MELDISCO K-M BROKEN ARROW, OKLA., INC.                                                              17
29065                     MELDISCO K-M FERGUS FALLS, MINN., INC.                                                           4,549
29066                     ALTON, ILL., MELDISCO K-M, INC.                                                                 19,384
29067                     MELDISCO K-M FORT ATKINSON, WISC., INC.                                                          7,186
29068                     MELDISCO K-M SARASOTA, FLA., INC.                                                               20,028
29069                     MELDISCO K-M VETERANS MEMORIAL BLVD., LA., INC.                                                 28,792

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29070                     MELDISCO K-M PUYALLUP, WASH., INC.                                                               9,806
29071                     MELDISCO K-M NATIONAL RD IND INC                                                                13,970
29072                     MELDISCO K-M RIDGE RD., N.Y., INC.                                                              14,178
29073                     MELDISCO K-M AVENEL, N.J., INC.                                                                 32,463
29074                     MELDISCO K-M FAIRFAX, VA., INC.                                                                 20,086
29075                     MELDISCO K-M SYKESVILLE, MD., INC.                                                               7,813
29076                     MELDISCO K-M CORBIN, KY., INC.                                                                  17,947
29077                     MELDISCO K-M TRUJILLO ALTO, P.R., INC.                                                          64,070
29078                     MILES MELDISCO K-M GORDON H'WAY., GA., INC.                                                     15,987
29079                     MILES MELDISCO K-M HAINES RD., PA., INC.                                                        14,313
29080                     MILES MELDISCO K-M GROSEBECK, MICH., INC.                                                       18,083
29081                     MILES MELDISCO K-M GREENFIELD, WISC., INC.                                                      17,855
29082                     MILES MELDISCO K-M HARMONT AVE., OHIO, INC.                                                     13,625
29083                     MILES MELDISCO K-M HARBOR CREEK, PA., INC.                                                       8,596
29084                     MILES MELDISCO K-M HARBOR CITY, CALIF., INC.                                                    31,285
29085                     MILES MELDISCO K-M HOWE AVE., CALIF., INC.                                                          10
29086                     MILES MELDISCO K-M HOLLYWOOD FLA INC                                                            32,179
29087                     MILES MELDISCO K-M HARVLAN CENTER, CALIF., INC.                                                 35,561
29088                     MILES MELDISCO K-M INDUSTRIAL RD., CALIF., INC.                                                 24,321
29089                     MILES MELDISCO K-M INDUSTRY, CALIF., INC.                                                       19,072
29090                     MILES MELDISCO K-M HAWTHORNE BLVD., CALIF., INC.                                                32,634
29091                     MILES MELDISCO K-M GREEN BAY, INC.                                                              19,426
29092                     MILES MELDISCO K-M HUBBELL AVE., IOWA, INC.                                                     24,428
29093                     MILES MELDISCO K-M JANESTOWN RD., PA., INC.                                                     15,116
29094                     MILES MELDISCO K-M JANESVILLE, WISC., INC.                                                      13,152
29095                     MILES MELDISCO K-M KEOKUK AVE., IOWA, INC.                                                      12,499
29096                     MILES MELDISCO K-M H'WAY 24, MO., INC.                                                          18,837
29097                     MILES MELDISCO K-M INDIAN SCHOOL, ARIZ., INC.                                                   46,877
29098                     MILES MELDISCO K-M HOGAN RD., MAINE, INC.                                                       16,643
29099                     MILES MELDISCO K-M HIALEAH FLA INC                                                              71,778
29100                     MILES MELDISCO K-M HAZLET, N.J. INC.                                                            29,487
29101                     CROSS CREEK MALL FOOTACTION, INC.                                                                    0
29102                     Tri-County Footaction, Inc.                                                                          0
29103                     Northland Center Footaction, Inc.                                                                    0
29104                     Pembroke Lakes Footaction, Inc.                                                                  4,770
29105                     Harper Woods FootAction, Inc.                                                                        0
29106                     Western Hills Footaction, Inc.                                                                       0
29107                     Columbia Mall Footaction, Inc.                                                                       0
29108                     Cumberland Footaction, Inc.                                                                          0
29109                     Santa Anita Fan Club, Inc.                                                                           0
29110                     South Shore Footaction, Inc.                                                                        18
29111                     Kenwood Footaction, Inc.                                                                             0
29112                     Columbus Mall Footaction, Inc.                                                                       0
29113                     Crossroads FootAction, Inc.                                                                          0
29114                     Northgate Footaction, Inc.                                                                           0
29115                     Great Northern Open Country, Inc.                                                                    0
29116                     Merced Mall Footaction, Inc.                                                                       134
29117                     Montgomery Mall Footaction, Inc.                                                                     0
29118                     Ingleside Open Country, Inc.                                                                         0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29119                     North Shore Footaction, Inc.                                                                         0
29120                     Homiguero Footaction, Inc                                                                          100
29121                     Northwest Mall Footaction, Inc.                                                                 16,769
29122                     Oglethorpe Footaction, Inc.                                                                          0
29123                     Charleston Footaction, Inc.                                                                          0
29124                     First Colony Footaction, Inc                                                                         0
29125                     CRABTREE VALLEY FOOTACTION, INC.                                                                     0
29126                     San Angelo Footaction, Inc.                                                                          0
29127                     San Cados Footaction, Inc.                                                                         100
29128                     Rolling Acres Open Country, Inc.                                                                     0
29129                     River Falls Footaction, Inc.                                                                         0
29130                     Grand Avenue Footaction, Inc.                                                                        0
29131                     Glendale Center Footaction, Inc.                                                                     0
29132                     Dedham Mall Fan Club, Inc.                                                                           0
29133                     Lynnwood Footaction, Inc.                                                                            0
29134                     Metrocenter Mall Footaction, Inc.                                                                   25
29135                     Green Acres Open Country, Inc.                                                                       9
29136                     Roosevelt Field Open Country, Inc.                                                                   0
29137                     Hickory Point Footaction, Inc.                                                                       0
29138                     Fort Steuben Mall Footaction, Inc.                                                                   0
29139                     Eagle Rock Plaza Footaction, Inc.                                                                    0
29140                     MELDISCO K-M LONDON, OHIO, INC.                                                                  9,029
29141                     MELDISCO K-M LONDON, KY., INC.                                                                  12,570
29142                     MELDISCO K-M LOS COLOBOS, N.Y., INC.                                                            84,495
29143                     MELDISCO K-M MARTINSBURG, W. VA., INC.                                                          18,263
29144                     MELDISCO K-M EXPRESO LAS AMERICAS, PR., INC.                                                    87,471
29145                     Midway Mall Footaction, Inc.                                                                         0
29146                     Mainland Mall Footaction, Inc.                                                                       0
29147                     N. County Fair (CA) Footaction, Inc.                                                                 0
29148                     Deerbrook Mall Footaction, Inc.                                                                      0
29149                     Jacksonville Mall Footaction, Inc.                                                                   0
29150                     River Center Footaction, Inc.                                                                        0
29151                     Rio Piedras Footaction, Inc.                                                                       100
29152                     Lufkin Mall Footaction                                                                               0
29153                     Boulevard Mall Footaction, Inc.                                                                      9
29154                     Mondawmin Footaction, Inc.                                                                           0
29155                     Mall of America Footaction, Inc.                                                                     0
29156                     Coliseum-Hampton Footaction, Inc.                                                                    0
29157                     Pine Bluff Footaction, Inc.                                                                          0
29158                     Galleria at Sunset Footaction, Inc.                                                                  0
29159                     MELDISCO K-M CRANSTON, R.I., INC.                                                               38,266
29160                     MELDISCO K-M CRAIG, COLO., INC.                                                                  7,457
29161                     MELDISCO K-M CONWAY, S.C., INC.                                                                 10,241
29162                     MELDISCO K-M COLUMBUS, MISS., INC.                                                              14,682
29163                     MELDISCO K-M CLERMONT, FLA., INC.                                                               17,812
29164                     MELDISCO K-M CLEMMONS, N.C., INC.                                                               13,215
29165                     MELDISCO K-M CHARLES CITY, IA., INC.                                                            12,149
29166                     MELDISCO K-M CENTRE, AL., INC.                                                                   6,895
29167                     MELDISCO K-M CAYEY, N.Y., INC.                                                                  40,976

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29168                     MELDISCO K-M CARLISLE, PA., INC.                                                                11,998
29169                     MELDISCO K-M CAMBRIDGE, OHIO, INC.                                                              11,928
29170                     MELDISCO K-M DE LAND, FLA., INC.                                                                11,208
29171                     MELDISCO K-M DEFIANCE, OH., INC.                                                                17,676
29172                     MELDISCO/K-M 374 WINDSOR HWY., NY., INC.                                                        21,731
29173                     MELDISCO K-M DEMING, N.M. INC.                                                                  12,851
29174                     MILES MELDISCO K-M ABELENE, TEXAS, INC.                                                         16,956
29175                     MILES MELDISCO K-M ACCESS, TENN., INC.                                                          10,839
29176                     MILES MELDISCO K-M ANDERSON, S.C., INC.                                                         11,995
29177                     MELDISCO K-M WELLSVILLE, N.Y., INC.                                                             13,625
29178                     MELDISCO K-M WAYNESBORO, VA., INC.                                                              17,342
29179                     MELDISCO K-M WAYCROSS RD., OH., INC.                                                            15,682
29180                     MELDISCO K-M WINCHESTER RD., TN., INC.                                                          17,398
29181                     MELDISCO K-M WIND GAP, PA., INC.                                                                17,161
29182                     MELDISCO/KM 10405 SOUTH EASTERN AVE., NV., INC.                                                 14,974
29183                     MILES MELDISCO K-M 8 MILE DRIVE, MICH., INC.                                                    32,801
29184                     MILES MELDISCO K-M 84TH AVE., COLO., INC.                                                       28,354
29185                     PEORIA, IL., MELDISCO K-M, INC.                                                                 10,387
29186                     MILES MELDISCO K-M POINT PLAZA, PA., INC.                                                       14,928
29187                     MILES MELDISCO K-M PORT HURON, MICH., INC.                                                      31,603
29188                     VILLA PARK, ILL., MELDISCO K-M, INC.                                                            17,857
29189                     ROUND LAKE, ILL., MELDISCO K-M, INC.                                                            22,343
29190                     PROSPECT AVE., ILL., MELDISCO K-M, INC.                                                              0
29191                     MILES MELDISCO K-M WANAMAKER RD., KANSAS, INC.                                                  13,430
29192                     MILES SHOES MELDISCO K-M SALEM AVE., DAYTON, OHIO, INC.                                          8,722
29193                     NORRIDGE, IL., MELDISCO K-M, INC.                                                               49,487
29194                     OAK LAWN, IL., W. 95TH ST., MELDISCO K-M, INC.                                                  32,918
29195                     MILES MELDISCO K-M OPDYKE RD., MICH., INC.                                                      14,383
29196                     MILES MELDISCO K-M ROME, GA., INC.                                                              17,742
29197                     MILES MELDISCO K-M TEAL IND INC                                                                 18,252
29198                     MILES MELDISCO K-M CLARKSVILLE IND INC                                                          10,514
29199                     MILES MELDISCO K-M GOVERNMENT BLVD., ALA., INC.                                                 16,917
29200                     MILES MELDISCO K-M BROOKLYN, OHIO, INC.                                                         31,329
29201                     MILES MELDISCO K-M GREELEY, COLO., INC.                                                         12,231
29202                     MILES MELDISCO K-M MAPLE AVE., N.C., INC.                                                       18,964
29203                     MELDISCO K-M 2770 MAYSVILLE PIKE, OH., INC.                                                      7,386
29204                     MELDISCO K-M 2615 EASTERN AVE., WI., INC.                                                        3,794
29205                     MELDISCO K-M 2606 ZION RD., KY., INC.                                                           10,923
29206                     MELDISCO K-M 2420 WISTERIA DRIVE,GA, INC.                                                       15,705
29207                     MELDISCO K-M 1400 E. CLOVERDALE DR., MI., INC.                                                   9,423
29208                     MELDISCO K-M 2233 N. WESTWOOD BLVD., MO., INC.                                                  16,429
29209                     MELDISCO K-M 5600 MILGEN ROAD, GA., INC.                                                         9,343
29210                     MELDISCO K-M 7422 GALL BLVD., FL., INC.                                                         13,145
29211                     MELDISCO K-M 1355 E. PASS RD., MS., INC.                                                        11,566
29212                     MELDISCO K-M 1530 E. BROAD ST., N.C., INC.                                                      12,216
29213                     MELDISCO K-M 1675 S. PLEASANT VALLEY RD., VA., INC.                                             22,762
29214                     MELDISCO K-M 1355 W. MAIN ST., VA., INC.                                                        10,100
29215                     MELDISCO K-M 1396 S. MAIN ST., MI., INC.                                                        11,799
29216                     MELDISCO K-M 2935 NEW PINERY RD., WI., INC.                                                      7,641

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29217                     MELDISCO K-M 2945 SCOTTSVILLE ROAD, KY., INC.                                                   11,892
29218                     MELDISCO K-M 1800 SO. HWY. #95, AZ., INC.                                                       21,217
29219                     MELDISCO K-M ALESSANDRO BLVD., CA., INC.                                                        23,739
29220                     MELDISCO K-M 1801 N.W. HWY. 19, FL., INC.                                                        8,068
29221                     MELDISCO K-M 1810 SO. STEPHENSON AVE., MI., INC.                                                 7,825
29222                     MELDISCO K-M 1403 N, KINGS HWY., S.C., INC.                                                     17,664
29223                     MELDISCO K-M 1401 SPRING ST., MI., INC.                                                          7,649
29224                     MELDISCO K-M 1400 UPPER VALLEY PIKE, OH., INC.                                                   8,049
29225                     MELDISCO K-M 1615 E. SHOTWELL ST., GA., INC.                                                     8,351
29226                     MELDISCO K-M ALLIANCE, NEB., INC.                                                                6,182
29227                     MELDISCO K-M ALEXANDRIA, MN., INC.                                                               7,898
29228                     MELDISCO K-M 52401 INTERCHANGE DR., IN., INC.                                                   12,561
29229                     MELDISCO K-M ABINGDON, VA., INC.                                                                19,895
29230                     MELDISCO K-M AGUADILLA, N.Y., INC.                                                              76,687
29231                     MELDISCO K-M 19003 BEAVER CREEK RD., OR., INC.                                                  13,315
29232                     MELDISCO K-M 8601K WEST M-55, MI., INC.                                                          7,793
29233                     MELDISCO K-M 7900 S.W. 104TH ST., FL.,INC.                                                      25,784
29234                     MELDISCO K-M 7602 TURKEY LAKE RD., FL., INC.                                                    18,632
29235                     MELDISCO K-M 7100 W. HWY. 98, FL., INC.                                                          7,412
29236                     MELDISCO K-M 4700 SECOND AVE., NE., INC.                                                         9,111
29237                     MELDISCO K-M 6455 U.S. #31 N., MI., INC.                                                         8,962
29238                     MELDISCO K-M 4300 PORTSMOUTH BLVD., VA., INC.                                                   13,577
29239                     MELDISCO K-M 3790 THIRD ST., FL., INC.                                                               0
29240                     MELDISCO K-M 3760 E. SUNSET RD., NV., INC.                                                      16,826
29241                     MELDISCO K-M 3655 PLANK RD., VA., INC.                                                          19,656
29242                     MELDISCO K-M 3100 NEW U.S. #441 W., FL., INC.                                                   14,827
29243                     MELDISCO K-M 2110 SO. M-76, MI., INC.                                                           10,635
29244                     MELDISCO K-M 1950 N. IMPERIAL AVE., CA., INC.                                                   19,393
29245                     MELDISCO K-M 2000 BARNETT SHOALS RD., GA., INC.                                                 10,345
29246                     MELDISCO K-M 2011 E. FRY BLVD., AZ., INC.                                                       10,973
29247                     MELDISCO K-M 2107 N. GARDEN ST., MN., INC.                                                       7,468
29248                     MELDISCO K-M SOUTHBURY, CT., INC.                                                               19,223
29249                     MELDISCO K-M CAMINO DR., CAL., INC.                                                             14,505
29250                     MELDISCO K-M VIRGINIA, MN., INC.                                                                 9,786
29251                     MELDISCO K-M THEODORE, ALA., INC.                                                               16,446
29252                     MELDISCO K-M THREE NOTCH RD., MD., INC.                                                         13,229
29253                     MELDISCO K-M SEVEN HILLS, OHIO, INC.                                                            15,449
29254                     MELDISCO K-M TITUSVILLE, FL., INC.                                                              12,919
29255                     MELDISCO K-M TOLLESON, AZ., INC.                                                                24,344
29256                     MELDISCO K-M TURNER LAKE RD., GA., INC.                                                         15,705
29257                     MELDISCO K-M U.S. HWY. #220 SO., VA., INC.                                                      11,104
29258                     MELDISCO K-M VEGA BAJA, P.R., INC.                                                              53,180
29259                     MELDISCO K-M VERNAL, UT., INC.                                                                   7,461
29260                     MELDISCO K-M WILLIAMSBURG, VA., INC.                                                            19,621
29261                     MELDISCO K-M SUNRISE HWY., N.Y., INC.                                                           40,178
29262                     MELDISCO K-M TEMECULA, CA., INC.                                                                20,576
29263                     MELDISCO K-M SWEETWATER, TN., INC.                                                              14,188
29264                     MELDISCO K-M THE DALLES, OR., INC.                                                              14,126
29265                     MELDISCO K-M SOMERVILLE, N.J., INC.                                                             12,681

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29266                     MELDISCO K-M SOUTHGATE SQ., VA., INC.                                                           15,186
29267                     MELDISCO K-M SPANAWAY, WA., INC.                                                                12,590
29268                     MELDISCO K-M SPRINGBORO, OH., INC.                                                              10,707
29269                     MELDISCO K-M SPEARFISH, SD., INC.                                                                6,750
29270                     MELDISCO K-M WAYNESVILLE, NC.,   INC.                                                           10,614
29271                     MELDISCO K-M COX CREEK, AL., INC.                                                               14,299
29272                     MELDISCO K-M CROSSTOWN RD., GA., INC.                                                           10,121
29273                     MELDISCO K-M CORVALLIS, OR., INC.                                                               13,988
29274                     MELDISCO K-M GILLETTE, WYO., INC.                                                                8,621
29275                     MELDISCO K-M EASLEY, S.C., INC.                                                                 13,004
29276                     MELDISCO K-M WASCO, CA., INC.                                                                   19,191
29277                     MELDISCO K-M WEBSTER, NY., INC.                                                                 20,693
29278                     MELDISCO K-M WENATCHEE, WASH., INC.                                                              9,547
29279                     MELDISCO K-M WEST ALLIS, WI., INC.                                                              25,710
29280                     MELDISCO K-M WEST BABYLON, N.Y., INC.                                                           33,796
29281                     MELDISCO K-M SWEETWATER, TX., INC.                                                               8,933
29282                     MELDISCO K-M WEST BROADWAY, IN., INC.                                                            8,447
29283                     MELDISCO K-M WEST VALLEY CITY, UT., INC.                                                        12,785
29284                     MELDISCO K-M WEXFORD, PA., INC.                                                                 13,981
29285                     MELDISCO K-M WAUPACA, WI., INC.                                                                 13,535
29286                     MELDISCO K-M WESTWOOD, N.J.                                                                     27,255
29287                     MELDISCO K-M SPRINGFIELD, MO., INC.                                                             12,135
29288                     Dallas Feet, Inc.                                                                               32,459
29289                     SUNNY ISLE (V.I.) FOOTACTION, INC., DBA SHOE ZONE #8477                                          2,671
29290                     Pembroke Feet, Inc.                                                                                  0
29291                     Jackson Feet, Inc.                                                                              24,644
29292                     Austin Feet, Inc.                                                                                    0
29293                     East 41st Street Feet, Inc.                                                                          0
29294                     Sanford Feet, Inc.                                                                                 900
29295                     Germantown Pkwy. Feet, Inc.                                                                          0
29296                     Cortana Feet, Inc.                                                                              16,038
29297                     Knoxville Feet, Inc.                                                                                 0
29298                     Independence Feet, Inc.                                                                         21,990
29299                     Westheimer Feet, Inc.                                                                                0
29300                     Lewisville Feet, Inc.                                                                                0
29301                     San Pedro Avenue Feet, Inc.                                                                          0
29302                     Ft. Lauderdale Feet, Inc.                                                                            0
29303                     Cutler Avenue Feet, Inc.                                                                        26,169
29304                     Arlington Feet, Inc.                                                                                 0
29305                     Tulsa Feet, Inc.                                                                                     0
29306                     Plano Feet, Inc.                                                                                     0
29307                     El Paso Feet, Inc.                                                                                   0
29308                     Albuquerque Feet, Inc.                                                                          14,528
29309                     MELDISCO K-M MANTECA, CA., INC.                                                                 15,308
29310                     MELDISCO K-M MANAHAWKIN, N.J., INC.                                                             22,377
29311                     Meldisco K-M Mac Arthur Town Ctr., PA., Inc.                                                    14,228
29312                     MELDISCO K-M LOS ROMEROS AVE., N.Y., INC.                                                       41,020
29313                     MELDISCO K-M MILTON, FLA., INC.                                                                 12,818
29314                     MELDISCO K-M MCKINLEYVILLE, CA., INC.                                                           15,494

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29315                     MELDISCO K-M MATAMORAS, PA., INC.                                                               17,568
29316                     MELDISCO K-M MAYAGUEZ, PR., INC.                                                                61,127
29317                     MELDISCO K-M MENTOR, OHIO, INC.                                                                 22,068
29318                     MELDISCO K-M FREMONT, OH., INC.                                                                 18,516
29319                     MELDISCO K-M HUMMELSTOWN, PA., INC.                                                             16,727
29320                     MELDISCO K-M LAUREL MALL - ROUTE 93, PA., INC.                                                  16,712
29321                     MELDISCO K-M LAKEPORT, CA., INC.                                                                26,601
29322                     MELDISCO K-M LAREDO, TX., INC.                                                                  67,548
29323                     MELDISCO K-M KENTON, OHIO, INC.                                                                 10,949
29324                     MELDISCO K-M KONA (KAILUA), N.Y., INC.                                                          32,873
29325                     MELDISCO K-M LACKAWANNA, N.Y., INC.                                                             29,223
29326                     MELDISCO K-M FAYETTEVILLE RD., N.C., INC.                                                       17,501
29327                     MELDISCO K-M FENTON, MICH., INC.                                                                12,352
29328                     MELDISCO K-M GASTONIA, N.C., INC.                                                               21,692
29329                     MELDISCO K-M HANOVER, PA., INC.                                                                      0
29330                     MELDISCO K-M HASTINGS, NEB., INC.                                                                8,385
29331                     MELDISCO K-M HONESDALE, PA., INC.                                                               10,566
29332                     MELDISCO K-M HONOLULU, N.Y., INC.                                                               29,494
29333                     MELDISCO K-M JOHNSON CITY, TN., INC.                                                            24,373
29334                     MELDISCO K-M JACKSONVILLE, FLA., INC.                                                           20,575
29335                     MELDISCO K-M JACKSON, MICH., INC.                                                               13,235
29336                     MELDISCO K-M FORT ST. & PA., MI., INC.                                                          33,561
29337                     MELDISCO K-M RUTLAND, VT., INC.                                                                 10,260
29338                     MELDISCO K-M S. E. QUADRANT OUTWATER LANE AT RANDOLPH AVE., NJ., INC.                           49,706
29339                     MELDISCO K-M S.R. 128 @ S.R. 2, NY., INC.                                                       51,787
29340                     MELDISCO K-M SANDY, UTAH, INC.                                                                  11,551
29341                     MELDISCO K-M SIDNEY, N.Y., INC.                                                                 15,705
29342                     MELDISCO K-M SOUTHAVEN, MISS., INC.                                                             19,676
29343                     MELDISCO K-M TOWANDA, PA., INC.                                                                 15,362
29344                     MELDISCO K-M ROBERT ST., MINN., INC.                                                            15,003
29345                     MELDISCO K-M ROUTE 118 & DOWNING DR., N.Y., INC.                                                21,603
29346                     MELDISCO K-M WARWICK BLVD., VA., INC.                                                           25,197
29347                     MELDISCO K-M STATE ROUTE 481, N.Y., INC.                                                        11,866
29348                     MELDISCO K-M STUART, FLA., INC.                                                                 38,706
29349                     MELDISCO K-M SUNNY ISLE SHOPPING CTR. CHRISTIANSTED, V.I., INC.                                 33,065
29350                     MELDISCO K-M TAMUNING, GUAM, INC.                                                              108,313
29351                     MELDISCO K-M TUSTIN, CA., INC.                                                                  14,897
29352                     MELDISCO K-M VERSAILLES, KY., INC.                                                              10,301
29353                     MELDISCO K-M W. MARKET ST.,N.C.,INC                                                             23,151
29354                     MELDISCO K-M WATERTOWN, N.Y., INC.                                                              13,097
29355                     MELDISCO K-M WALNUTPORT, PA., INC.                                                              18,540
29356                     MELDISCO K-M WARREN, OHIO, INC.                                                                 25,853
29357                     MELDISCO K-M MONTAUK HWY. N.Y., INC.                                                            21,676
29358                     MELDISCO K-M LIHUE (KAUAI), N.Y., INC.                                                          19,269
29359                     MELDISCO K-M NEW LEBANON, OH., INC.                                                             11,734
29360                     MELDISCO K-M OAK HILL, WV., INC.                                                                 8,601
29361                     MELDISCO K-M OVERTON CROSSING, TENN., INC.                                                      24,463
29362                     MELDISCO K-M PARSIPPANY, N.J., INC.                                                             24,522
29363                     MELDISCO K-M PELL CITY, AL., INC.                                                                9,288

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29364                     MELDISCO K-M PEORIA, ARIZ., INC.                                                                14,429
29365                     MELDISCO K-M MORGANTOWN, WV., INC.                                                              16,926
29366                     MELDISCO K-M LEWISBURG, WV., INC.                                                                9,577
29367                     1101 BELTLINE RD., IL., MELDISCO K-M, INC.                                                      11,514
29368                     MELDISCO K-M PERRY, FLA., INC.                                                                   6,767
29369                     MELDISCO K-M PLATTEVILLE, WISC., INC.                                                            8,476
29370                     MELDISCO K-M PLAZA CARIBE MALL, P.R., INC.                                                      48,289
29371                     MELDISCO K-M PORT ROYAL, FLA., INC.                                                             51,821
29372                     MELDISCO K-M ST. CROIX, N.Y., INC.                                                              27,000
29373                     MELDISCO K-M PORTAGE IN INC                                                                     19,884
29374                     MELDISCO K-M POWAY, CA., INC.                                                                   11,949
29375                     MELDISCO K-M POWER RD., AZ., INC.                                                               21,317
29376                     MELDISCO K-M N. 32 ST., ARIZ., INC.                                                             28,470
29377                     MELDISCO K-M N. novUSTA, S.C., INC.                                                             11,108
29378                     MELDISCO K-M N. EXPRESSWAY, TX., INC.                                                           53,181
29379                     MELDISCO K-M PR 20 & ESMERALDA, PR., INC.                                                       58,608
29380                     MELDISCO K-M PR #22 & PR #18, PR., INC.                                                         92,561
29381                     MELDISCO K-M PUTNAM, CONN., INC.                                                                18,430
29382                     MELDISCO K-M REHOBOTH BEACH, DE., INC.                                                          18,029
29383                     MELDISCO K-M QUEENSBURY, N.Y., INC.                                                             22,349
29384                     MELDISCO K-M RENO, PA., INC.                                                                    10,807
29385                     MELDISCO K-M DECATUR IND INC                                                                     9,452
29386                     MELDISCO K-M 8701 SIX FORKS ROAD, NC., INC.                                                      9,192
29387                     MELDISCO K-M 900 N.W. 76 BLVD., FL., INC.                                                       21,255
29388                     MELDISCO K-M COLLEGE AVE., CA., INC.                                                            18,004
29389                     MELDISCO K-M CLIFTON PARK, N.Y., INC.                                                           13,813
29390                     MELDISCO K-M COLUMBIA, PA., INC.                                                                14,989
29391                     MELDISCO K-M EMMET ST., NEB., INC.                                                              16,157
29392                     MELDISCO K-M COLUMBUS, IN., INC.                                                                 8,645
29393                     MELDISCO K-M ELLENTON, FL., INC.                                                                22,575
29394                     MELDISCO K-M ELIZABETHTOWN, PA., INC.                                                           25,105
29395                     MELDISCO K-M EASTERN REGIONAL S.C., P.R., INC.                                                  49,150
29396                     MELDISCO K-M McMURRAY, PA., INC.                                                                15,507
29397                     MELDISCO K-M DRAPER, UT., INC.                                                                   8,736
29398                     MELDISCO K-M 1650 AIRPORT BLVD., FL., INC.                                                       8,891
29399                     MELDISCO K-M DETROIT LAKES, MN., INC.                                                            8,727
29400                     MELDISCO K-M CLEVELAND, TN., INC.                                                               13,914
29401                     MELDISCO K-M ELIZABETHTOWN, KY., INC.                                                           16,068
29402                     MELDISCO K-M 15861 MICHIGAN AVE., MI., INC.                                                     14,213
29403                     MELDISCO K-M DOYLESTOWN, PA., INC.                                                              22,632
29404                     MELDISCO K-M ELKINS, W.VA., INC.                                                                 8,262
29405                     MELDISCO K-M HARRISON, OH., INC.                                                                18,811
29406                     MELDISCO K-M HILLMAN ST., CA., INC.                                                             19,385
29407                     MELDISCO K-M HWY. #127, KY., INC.                                                               11,595
29408                     MELDISCO K-M LAKE HAVASU CITY, AZ., INC.                                                        21,341
29409                     MELDISCO K-M CORINTH, MS., INC.                                                                  9,458
29410                     MELDISCO K-M COUNTY LINE RD., CA., INC.                                                         38,941
29411                     MELDISCO K-M CLARKSVILLE, TENN., INC.                                                           10,432
29412                     MELDISCO K-M 3535 W. 13TH ST., NE., INC.                                                        11,506

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29413                     MELDISCO K-M 1670 E. FOURTH, CA., INC.                                                          30,007
29414                     MELDISCO K-M 8829 GREENBELT RD., MD., INC.                                                      28,302
29415                     MELDISCO K-M COALINGA, CA., INC.                                                                18,729
29416                     MELDISCO K-M CLINTON, TN., INC.                                                                 10,059
29417                     MELDISCO K-M CLINTON, OKLA., INC.                                                               12,060
29418                     MELDISCO K-M CHIPPEWA FALLS, WI., INC.                                                           7,267
29419                     MELDISCO K-M CLARKSBURG, WV., INC                                                               14,031
29420                     MELDISCO K-M COMERIO AVE., PR., INC.                                                            60,138
29421                     HINSDALE, ILL., MILES MELDISCO K-M, INC.                                                         9,510
29422                     GRANITE CITY, ILL., MELDISCO K-M, INC.                                                          16,307
29423                     FRANKLIN PARK, ILL., MELDISCO K-M INC.                                                          24,183
29424                     MELDISCO K-M 3900 NORTHERN AVE., COLO., INC.                                                     8,838
29425                     MELDISCO K-M ABERDEEN, S.D., INC.                                                                7,615
29426                     JOLIET, ILL., MELDISCO K-M, INC.                                                                13,726
29427                     MELDISCO K. M. TUSCALOOSA, ALA., INC.                                                           11,645
29428                     EAST PERSHING RD., ILL., MILES MELDISCO K-M, INC.                                               14,493
29429                     MELDISCO K-M 18 MILE RD., MICH., INC.                                                           14,269
29430                     MELDISCO K-M CONOVER, NC., INC.                                                                 20,140
29431                     EMPIRE, ILL., MELDISCO K-M, INC.                                                                 9,672
29432                     CLEAR LAKE, ILL., MELDISCO K-M, INC.                                                            14,049
29433                     23RD AVE., ILL., MELDISCO K-M, INC.                                                             15,309
29434                     MELDISCO K-M BELLEVILLE, MICH., INC.                                                            15,840
29435                     MELDISCO K-M BEAVERTON, ORE., INC.                                                              26,491
29436                     MELDISCO K-M BAY RD., MICH., INC.                                                               10,300
29437                     BELVIDERE RD., ILL., MELDISCO K-M, INC.                                                         24,317
29438                     CARBONDALE, ILL., MELDISCO K-M, INC.                                                            11,935
29439                     BRIDGEVIEW, ILL., MELDISCO K-M, INC.                                                            32,430
29440                     MELDISCO K-M 850 SADLER ROAD, FL., INC.                                                          6,121
29441                     MELDISCO K-M AUBURN, ALA., INC.                                                                 12,764
29442                     MELDISCO K-M BELLINGHAM, WASH., INC.                                                            17,718
29443                     MELDISCO K-M APALACHEE PKW., FLA, INC                                                           13,339
29444                     MELDISCO K-M BARTLESVILLE, OKLA., INC.                                                          11,011
29445                     MELDISCO K-M 3100 HAMILTON RD., OHIO, INC.                                                      18,454
29446                     MELDISCO K-M 52ND ST., WISC., INC.                                                              15,012
29447                     MELDISCO K-M 34TH ST., FLA., INC.                                                               11,353
29448                     MELDISCO K-M BILLERICA, MASS., INC.                                                             14,996
29449                     MELDISCO K-M BERLIN, N.J., INC.                                                                 14,566
29450                     MELDISCO K-M 4500 N. RANCHO DR., NV., INC.                                                      23,528
29451                     MELDISCO K-M SENECA, S.C., INC.                                                                  8,434
29452                     MELDISCO K-M ST JOHN IN INC                                                                     12,115
29453                     MELDISCO K-M PERRYSBURG, OH., INC.                                                               9,838
29454                     MELDISCO K-M PARRISH AVE., KY., INC.                                                             8,589
29455                     MELDISCO K-M MONTICELLO, MN., INC.                                                              11,071
29456                     MELDISCO K-M PALMER PARK BLVD., CO., INC.                                                       11,288
29457                     MELDISCO K-M PACE PARKWAY, GA., INC.                                                            16,741
29458                     MELDISCO K-M 11003 HULL ST. RD., VA., INC.                                                      12,463
29459                     MELDISCO K-M ANNISTON, ALA., INC.                                                               10,490
29460                     MELDISCO K-M 4570 LADSON ROAD,   INC.                                                            8,652
29461                     MELDISCO K-M PINE ISLAND BLVD., FL., INC.                                                       16,814

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29462                     MELDISCO K-M GOVERNOR PLACE, DE., INC.                                                          41,988
29463                     MELDISCO K-M SOLOMONS ISLAND RD., MD., INC.                                                     10,672
29464                     MELDISCO K-M SMYRNA, TN., INC.                                                                   8,902
29465                     MELDISCO K-M SHOW LOW, AZ., INC.                                                                12,458
29466                     SOUTH GARY AVE., ILL., MELDISCO K-M, INC.                                                       22,866
29467                     MELDISCO K-M SHIPPENSBURG, PA., INC.                                                             8,473
29468                     MELDISCO K-M SHAWANO, WI., INC.                                                                  8,567
29469                     MELDISCO K-M SEVENTH ST., MIAMI, FL., INC.                                                      85,109
29470                     MELDISCO K-M 3860 N. MAIN ST., NM., INC.                                                        12,422
29471                     MELDISCO K-M HASTINGS, MI., INC.                                                                13,055
29472                     MILES MELDISCO K-M CASPER, WYO., INC.                                                           16,880
29473                     STREATOR, IL., MELDISCO K-M, INC.                                                                9,974
29474                     MELDISCO K-M GOLDEN GATE PKWY., FL., INC.                                                       26,050
29475                     MELDISCO K-M PHENIX CITY, ALA., INC.                                                            12,441
29476                     MELDISCO K-M OSCODA, MI, INC.                                                                   12,132
29477                     MELDISCO K-M 10101 SOUTHERN BLVD., FL., INC.                                                    14,016
29478                     MELDISCO K-M HERMITAGE, PA., INC.                                                               10,915
29479                     MELDISCO K-M GLASGOW, KY., INC.                                                                 13,349
29480                     MELDISCO K-M ELKVIEW, W.V., INC.                                                                18,381
29481                     MELDISCO K-M RACINE, WISC., INC.                                                                13,126
29482                     MELDISCO K-M RAFAEL CORDERO AVE. & STATE HWY. #30, PR., INC.                                    59,678
29483                     MELDISCO K-M WALL, NJ., INC.                                                                    25,422
29484                     MELDISCO K-M GLENDIVE, MONT., INC.                                                               7,085
29485                     MELDISCO K-M GLEN BURNIE, MD., INC.                                                             20,730
29486                     MELDISCO K-M 101401 OVERSEAS HWY., FL., INC.                                                    20,667
29487                     MELDISCO K-M CORNELIA, GA., INC.                                                                13,431
29488                     MELDISCO K-M PRICE, UT., INC.                                                                    8,550
29489                     MELDISCO K-M PARKMAN RD. NW, OHIO, INC.                                                          9,125
29490                     MELDISCO K-M HIGH RIDGE, MO., INC.                                                              10,162
29491                     MELDISCO K-M MOREHEAD CITY, N.C., INC.                                                          10,140
29492                     MELDISCO K-M HAMILTON, MT., INC.                                                                13,687
29493                     MELDISCO K-M HENDERSONVILLE, N.C., INC.                                                         13,179
29494                     MELDISCO/PAYLESS 625 EL CAMINO REAL, CA., INC.                                                       0
29495                     MELDISCO/PAY LESS MILWAUKIE, OR., INC.                                                           1,087
29496                     MELDISCO/PAY LESS MARCOLA RD., OR., INC.                                                           757
29497                     MELDISCO/PAY LESS 400 N. 1ST ST., CO., INC.                                                         45
29498                     MELDISCO - MCE 400 COMMONS WAY, NJ., INC.                                                            0
29499                     MELDISCO/PAY LESS HENDERSON, NV., INC.                                                             752
27055                     SHOE ZONE #8417                                                                                    100
27066                     SHOE ZONE 8438, INC.                                                                               100
                                                                                                            Total     50,408,355

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
April 2005 Monthly Operating Report

 Additional Data                                               Schedule 4

--------------------------------------------------------------------------------
 Cash Summary-
                                                                 Amount
                                                                 ------
 Total Cash                                                     $ 199.2

--------------------------------------------------------------------------------


 ------------------------------------------------------------------------------------------------------------------
                                                   Accounts Receivable Aging Summary
 ------------------------------------------------------------------------------------------------------------------
                                                    Athletic          Meldisco
                                                    Division          Division          Corporate            Total
                                                -------------------------------------------------------------------

 0 to 30 days old                                         -              3.8                 0.4               4.2
 31 to 60 days old                                        -              0.1                 0.1               0.2
 61 to 90 days old                                        -              0.1                 0.1               0.2
 91+ days old                                             -              0.1                   -               0.1
                                                -------------------------------------------------------------------

 Total Accounts Receivable                                -              4.1                 0.6               4.7
 Amount considered uncollectable                          -                -                (0.1)             (0.1)
                                                -------------------------------------------------------------------

 Net Accounts Receivable                                  -              4.1                 0.5               4.6
 ------------------------------------------------------------------------------------------------------------------


 ------------------------------------------------------------------------------------------------------------------
                                                  Summary of Unpaid Post-Petition Accounts Payable
 ------------------------------------------------------------------------------------------------------------------
                                                    Athletic          Meldisco
                                                    Division          Division          Corporate            Total
                                                -------------------------------------------------------------------

 current                                                  -             66.8                   -              66.8
 0 to 30 days past due                                    -              6.6                   -               6.6
 31 to 60 days past due                                   -              0.6                   -               0.6
 61 to 90 days past due                                   -              0.1                   -               0.1
 91+ days past due                                     (1.8)             0.6                   -              (1.2)
                                                -------------------------------------------------------------------

 Total Accounts Payable                      **        (1.8)            74.7                   -              72.9
 ------------------------------------------------------------------------------------------------------------------

** note: credit balance due to pre-payments to vendors required to secure delivery of merchandise

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
April 2005 Monthly Operating Report

Additional Data (continued)                              Schedule 4 (continued)


------------------------------------------------------------------------------------------------------------------------------------
                                                              Summary of Taxes Payable
------------------------------------------------------------------------------------------------------------------------------------
                                 Beginning          Amount                                                               Ending
                                    Tax          Withheld or         Amount           Date         Check No.              Tax
                                 Liability         Accrued            Paid            Paid          or EFT            Liability
====================================================================================================================================
 Federal
-----------------------------------------------------------------------------------------------------------------------------------
 Withholding                         1.0               0.3              1.0          various         EFT                   0.3
-----------------------------------------------------------------------------------------------------------------------------------
 FICA-employee & employer            1.9               1.1              1.9          various         EFT                   1.1
-----------------------------------------------------------------------------------------------------------------------------------
 Unemployment                       (0.1)                -              0.2          various         EFT                  (0.3)
-----------------------------------------------------------------------------------------------------------------------------------
 Income                              0.5               0.7                -                                                1.2
-----------------------------------------------------------------------------------------------------------------------------------
 Other:                              2.3               0.4                -                                                2.7
-----------------------------------------------------------------------------------------------------------------------------------
    Total Federal Taxes              5.6               2.5              3.1                                                5.0
-----------------------------------------------------------------------------------------------------------------------------------
 State and Local
-----------------------------------------------------------------------------------------------------------------------------------
 Withholding                         0.5               0.4              0.2          various         EFT & checks          0.7
-----------------------------------------------------------------------------------------------------------------------------------
 Sales                              (0.8)                -                -         Apr 15 & 20      EFT & checks         (0.8)
-----------------------------------------------------------------------------------------------------------------------------------
 Excise                              1.3                 -                -                                                1.3
-----------------------------------------------------------------------------------------------------------------------------------
 Unemployment                        0.7               0.1              0.5          various         EFT & checks          0.3
-----------------------------------------------------------------------------------------------------------------------------------
 Real Property                       1.7                 -                -          various         EFT & checks          1.7
-----------------------------------------------------------------------------------------------------------------------------------
 Personal Property                   3.3                 -              0.1                                                3.2
-----------------------------------------------------------------------------------------------------------------------------------
 Income                              0.5                 -                -                                                0.5
-----------------------------------------------------------------------------------------------------------------------------------
    Total State and Local            7.2               0.5              0.8                                                6.9
-----------------------------------------------------------------------------------------------------------------------------------
 Total Taxes                        12.8               3.0              3.9                -                -             11.9
-----------------------------------------------------------------------------------------------------------------------------------
note: the above includes provisions for all tax liabilites, both pre and post-petition.


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
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
April 2005 Monthly Operating Report


Certifications                                                       SCHEDULE 5



Bank Reconciliations
--------------------

The undersigned verifies that, to the best of my knowledge, all bank accounts have been reconciled for the most current period for which statements have been received.



Taxes
-----

The undersigned verifies that, to the best of my knowledge, all post-petition tax obligations, including but not limited to, payroll, real property, income, franchise, and other taxes have been paid to the proper taxing authority when due.



Insurance
---------

The undersigned verifies that, to the best of my knowledge, all insurance premiums for the various policies have been paid to the proper insurance company or broker when due, and that all insurance policies are in force as of the date of this report.



Banks
-----

The undersigned verifies that, to the best of my knowledge, the individual store bank accounts are swept at the end of each business day. At no time during the current reporting period did the amount on deposit in any one store bank account exceed $100,000.00. In addition, the undersigned verifies that funds on deposit in the Debtors' master concentration account at Fleet National Bank in excess of $100,000.00 are or have been invested in accordance with the final order authorizing continued use of investment guidelines.



Date:    May 18, 2005                       By:      /s/ Richard L. Robbins
         ------------                                ---------------------------

Title:   Senior V.P. of Financial           Name:     Richard L. Robbins
         Reporting and Control                        --------------------------
         ------------------------







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